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                                                                  EXHIBIT 10.12d
                                                                       EXECUTION

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JUNE 8, 2000,

                                  BY AND AMONG

                        HEALTHPLAN SERVICES CORPORATION,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                                       and
                           FIRST UNION NATIONAL BANK,
                             as Administrative Agent
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                         HEALTHPLAN SERVICES CORPORATION

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 8th day of June, 2000, by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("individually referred to herein as a "Lender" and collectively as "Lenders"), and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

                                 R E C I T A L S

         WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of May 1, 1998 (as amended by the Waiver thereto dated as of May 15, 1998, the Waiver thereto dated as of June 16, 1998, the First Amendment thereto dated as of June 23, 1998, the Second Amendment and Waiver thereto dated as of December 15, 1998, the Third Amendment and Waiver thereto dated as of November 15, 1999, the Nonwaiver and Standstill Agreement thereto dated as of February 11, 2000, the Waiver and Consent thereto dated as of March 1, 2000, the Extension of Nonwaiver and Standstill Agreement thereto dated as of March 17, 2000, the Second Extension of Nonwaiver and Standstill Agreement thereto dated as of April 13, 2000, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Existing Agreement");

         WHEREAS, the Borrower has requested and the Required Lenders have agreed to amend and restate the Existing Agreement to, among other things, restructure the credit facilities outstanding thereunder on the terms and conditions of this Agreement;

         WHEREAS, the Borrower and the Subsidiary Guarantors have been and will continue to be members of the same affiliated group and have conducted and will continue to conduct their operations for their mutual benefit as one integrated financial enterprise; each of the Subsidiary Guarantors have benefited and will continue to benefit from the business operations of the other members of the affiliated group and all extensions of credit to the Borrower under the Existing Agreement have inured, and the continuation of those extensions of credit hereunder will inure, to the benefit of the Subsidiary Guarantors, directly or indirectly;

         WHEREAS, the Subsidiary Guarantors under the Existing Agreement will continue to guaranty the Obligations of the Borrower hereunder and under the other Loan Documents;

         WHEREAS, obligations under the Existing Agreement were secured by a First Priority Lien on all of the capital stock of certain Subsidiaries of the Borrower; and

         WHEREAS, the Borrower and the Subsidiary Guarantors desire to secure all of the Obligations hereunder and under the Loan Documents by granting or continuing to grant to the Administrative Agent, for the benefit of the Lenders, a First Priority Lien on substantially all of
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their respective assets, including a pledge of all of the capital assets of all of their respective Subsidiaries.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "Account" means, with respect to any Person, all present and future rights of such Person to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance.

         "Account Debtor" means any Person who is or may be become obligated to any Credit Party under, with respect to, or on account of, an Account.

         "Additional Payments" shall have the meaning assigned thereto in
Section 2.3(a).

         "Adjusted Budget" means, as at any date of determination, the Budget for the then current Fiscal Year, as adjusted for (a) the anticipated results from permitted future Asset Sales to the extent the Borrower or any of its Subsidiaries has entered into a definitive purchase and sale agreement with a prospective purchaser with respect thereto, a copy of which shall have been delivered to the Administrative Agent and Lenders, (b) actual restructuring charges taken in connection with permitted Asset Sales consummated on or before such date of determination, and (c) business closures consummated on or prior to such date of determination, in each case as calculated in a manner satisfactory to the Required Lenders. Adjustments to the Budget shall take effect as of the end of the month in which the permitted Asset Sale is irrevocably consummated or, in the case of a future Asset Sale under clause (a) above, as of the end of the month in which a definitive purchase and sale agreement becomes effective, and, in cases other than Asset Sales, at the end of the month when actually taken by the Borrower.

         "Administrative Agent" means First Union in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to
Section 12.9.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.

         "Affiliate" means, with respect to a Person, any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means (a) with respect to an Affiliate of the Borrower or any Subsidiary thereof, the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, (b) with respect to an Affiliate of the

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Administrative Agent or any Lender, the power to vote twenty percent (20%) or more of the securities or other equity interests of a Person having ordinary voting power, or (c) with respect to any Person, the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Aggregate Amounts Due" shall have the meaning assigned thereto in
Section 4.5.

         "Agreement" means the Existing Agreement, as amended and restated in its entirety by this Second Amended and Restated Credit Agreement, as it may be further amended, restated or otherwise modified.

         "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in Section 4.1(b).

         "Application" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

         "Arbitration Rules" shall have the meaning assigned thereto in Section 13.7(b).

         "Asset Sale" shall have the meaning assigned thereto in Section 10.6.

         "Assignment and Acceptance" shall have the meaning assigned thereto in
Section 13.11.

         "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Borrower" means HealthPlan Services Corporation, a Delaware corporation, and its permitted successors and assigns.

         "Borrowing Base" means, as of any date of determination, the sum of (a) ninety percent (90%) (or such lesser percentage as determined from time to time by the Administrative Agent in its reasonable credit judgment) of the value of the Credit Parties' Eligible Accounts Receivable, less (b) the sum of (i) a Reserve for L/C Expenses, and (ii) such other reserves as the Administrative Agent may from time to time require in the exercise of its reasonable credit judgment upon not less than one (1) Business Day's prior notice to the Borrower.

         "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit E annexed hereto delivered by the Borrower to the Lenders pursuant to Section 5.2(g) or Section 7.7.

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         "Budget" means (a) the budget for Fiscal Year 2000 of Borrower and its
Subsidiaries dated as of May 25, 2000 and delivered to the Lenders on or before the Closing Date and (b) each budget delivered to the Administrative Agent and Lenders pursuant to Section 7.1(d) for the following Fiscal Years during the term of this agreement, each of which shall be prepared in a manner consistent with the Fiscal Year 2000 budget described in clause (a) above.

         "Business Day" means for all purposes any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business.

         "Capital Expenditures" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of any Capital Lease which is capitalized on the Consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the Consolidated statement of cash flows of the Borrower and its Subsidiaries.

         "Capital Lease" means any lease of any property by the Borrower or any Subsidiary thereof at any time as lessee that would, in accordance with GAAP, be required to be classified or accounted for as a capital lease on a Consolidated balance sheet of such Person.

         "Capital Lease Obligation" means, with respect to any Capital Lease of any Person, the amount of the obligation of such Person thereunder that would, in accordance with GAAP, appear on a Consolidated balance sheet of such Person as a liability in respect of such Capital Lease.

         "Carrier Contracts" means the collective reference to the administrative services contracts between the Borrower or any Subsidiary thereof and the Persons for whom the Borrower or such Subsidiary provides administrative, marketing or other services with respect to health insurance plans of such Persons in the ordinary course of the Borrower's or such Subsidiary's business. Each Carrier Contract which is a Material Contract is listed on Schedule 1.1(a) hereto.

         "Cash" means money, currency or a credit balance in a Deposit Account.

         "Cash Management Letters" means the collective reference to the letter agreements by and between the Borrower and the Administrative Agent, any Lender or any other depository institution, in form and substance satisfactory to the Administrative Agent, pursuant to which the Administrative Agent, such Lender or such depository institution, as the case may be, shall maintain a Deposit Account, as such Cash Management Letters may be amended, restated or otherwise modified.

         "Cash Management Systems" shall have the meaning assigned thereto in
Section 8.12.

         "Change of Control" shall have the meaning assigned thereto in Section 11.1(h).

         "Client Disbursement Accounts" means the Deposit Accounts maintained by the Borrower or HPSI in the name of and for the benefit of clients of the Borrower and its

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Subsidiaries (other than the Borrower or any Affiliate thereof), provided that funds on deposit in such Deposit Accounts are funds of such clients and are not beneficially owned by the Borrower or HPSI.

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Sections 5.2 and 5.3 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

         "Collateral" means the assets, property and interests in property of the Credit Parties, whether now owned or hereafter acquired, that shall, from time to time, secure the Obligations in accordance with the Security Documents and any property or interest provided in addition to or in substitution for any of the foregoing.

         "Collateral Account" has the meaning assigned to that term in the Security and Pledge Agreement.

         "Collection Account" shall mean that certain account of the Administrative Agent, account number 500000000897 in the name of the Administrative Agent at the Administrative Agent's Office or such other account as the Administrative Agent shall specify.

         "Commitments" means the Revolving Loan Commitments and L/C Loan Commitments.

         "Commitment Fee" shall have the meaning assigned thereto in Section
4.2.

         "Consolidated" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Credit Facilities" means the collective reference to the term facility, revolving credit facility, and L/C loan and letter of credit facility established pursuant to Articles II and III hereof.

         "Credit Parties" means the collective reference to the Borrower and the Subsidiary Guarantors.

         "Daily Receipts" means all amounts received by the Borrower and its Subsidiaries, whether in the form of cash, checks, any moneys received or receivable in respect of charges made by means of credit cards, and other negotiable instruments.

         "Default" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

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         "Disbursement Account" means an account maintained by the Borrower with the Administrative Agent or any Lender into which the Administrative Agent or such Lender, as the case may be, deposits proceeds of Revolving Loans made to Borrower pursuant to Section 2.1(b)(ii) for use by the Borrower solely in accordance with the provisions of Section 2.6.

         "Disputes" shall have the meaning assigned thereto in Section 13.7(b).

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "EBITDA" means, for any period, the sum, without duplication, of the amounts for such period of (a) Net Income, (b) Interest Expense, (c) provisions for taxes based on income, (d) total depreciation expense, (e) total amortization expense, (f) UICI acquisition expenses in an amount not to exceed $1,300,000, in the aggregate and (g) other nonrecurring non-cash items deducted in the calculation of Net Income not to exceed $1,000,000 in any Fiscal Quarter or $3,000,000 in the aggregate prior to the Final Maturity Date less other non-cash items added in the calculation of Net Income, all of the foregoing as determined on a consolidated basis for the Borrower and its Subsidiaries in conformity with GAAP.

         "Eligible Accounts Receivable" means the aggregate amount of all Accounts of the Credit Parties which are includible as an asset on the Borrower's Consolidated Balance Sheet, in accordance with GAAP and not excluded below. In determining the amount to be included in the Borrowing Base, the face amount of such Accounts shall be reduced by the amount of all returns, discounts, deductions, claims, credits, charges, or other allowances. Unless otherwise approved in writing by the Administrative Agent, an Account of a Credit Party shall not be included in Eligible Accounts Receivable if:

         (a) it does not arise from the sale of goods or the performance of services by such Credit Party in the ordinary course of its business;

         (b) (i) such Credit Party's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) such Credit Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (iii) the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to such Credit Party's completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer; or

         (c) it is unpaid more than one hundred twenty (120) days after the earlier of (i) the date of invoice or (ii) the date reported by such Credit Party as revenue on its books and records unless Borrower has determined in good faith that there is a reasonable likelihood that such Account remains collectible; provided that the aggregate face value of all such Accounts shall not exceed the lesser of (A) $3,000,000 and (B) fifteen percent (15%) of the value of all Eligible Accounts Receivable; or

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         (d) it is from the same Account Debtor or its Affiliate and fifty percent (50%) or more of all Accounts from that Account Debtor (and its Affiliates) are ineligible under clause (c) above; or

         (e) the Account Debtor for such Account has asserted a right of setoff against such Credit Party or has disputed its liability or otherwise has made any claim with respect to such Account or any other Account which has not been resolved, in each case to the extent of the amount owed by such Credit Party to such Account Debtor, the amount of such actual or asserted right of setoff, or the amount of such dispute or claim, as the case may be; or

         (f) the Account Debtor is (or its assets are) the subject of an Insolvency Event; or

         (g) such Account is not payable in Dollars or the Account Debtor for such Account is located outside the continental United States; or

         (h) the sale to the Account Debtor was made pursuant to any written agreement providing for repurchase or return; or

         (i) the Administrative Agent (i) reasonably determines by its own credit analysis that collection of such Account is uncertain or that such Account is unlikely to be paid and (ii) provides not less than seven (7) days prior notice to the Borrower of the exclusion of such Account from Eligible Accounts Receivable; or

         (j) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Credit Party duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C.ss.ss.3727 et seq.); or

         (k) an invoice, acceptable to the Administrative Agent in form and substance, with respect to such Account has not been sent to the applicable Account Debtor; or

         (l) such Account does not comply with all Applicable Laws, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System; or

         (m) such Account is not subject to a valid and perfected First Priority Lien in favor of the Administrative Agent or does not otherwise conform to the representations and warranties contained in the Loan Documents; or

         (n) such Account is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor; or

         (o) it arises from a sale to any director, officer, other employee or Affiliate of any Credit Party, or to any entity which has any common officer or director with any Credit Party; or

         (p) such Account is evidenced by a judgment, instrument or chattel paper; or

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         (q) such Account exceeds any credit limit established by the
         Administrative Agent, in its reasonable discretion, following prior notice of such limit by the Administrative Agent to the Borrower

         "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having a combined capital and surplus in excess of $500,000,000; provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, mutual fund, investment fund or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by the Administrative Agent.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of any Credit Party or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

         "ERISA Affiliate" means any Person who together with any Credit Party is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) or ERISA.

         "Event of Default" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Excess Cash Flow" means, for any period and as determined on a consolidated basis for the Borrower and its Subsidiaries, an amount (if positive) equal to (a) the amounts for such period of EBITDA minus (b) the sum, without duplication, of the amounts for such period of (i) voluntary and scheduled permanent reductions of Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (ii) permitted Capital Expenditures (net of any

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proceeds of any related financings with respect to such expenditures), (iii)
Interest Expense, (iv) restructuring charges paid in cash, and (v) the provision for current taxes based on income of the Borrower and its Subsidiaries and payable in cash with respect to such period.

         "Existing Agreement" shall have the meaning assigned thereto in the Recitals hereto.

         "Existing Letters of Credit" means the letters of credit issued pursuant to Section 3.1 of the Existing Agreement and listed on Schedule 1.1(c) annexed hereto which will, as of the Closing Date, be deemed outstanding as Letters of Credit issued pursuant to Section 3.1 of this Agreement.

         "Existing Loans" means the Loans under and as defined in the Existing Agreement.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate proceeding Business Day.

         "Final Maturity Date" means August 31, 2001.

         "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that (a) such Lien has priority over any other Lien on such Collateral (other than Liens permitted pursuant to Section 10.3) and (b) such Lien is the only Lien (other than Liens permitted pursuant to Section 10.3) to which such Collateral is subject.

         "First Union" means First Union National Bank, a national banking association, and its successors.

         "Fiscal Quarter" means any fiscal quarter of any Fiscal Year.

         "Fiscal Year" means the fiscal year of the Borrower and its Subsidiaries ending on December 31.

         "Fixed Charge Coverage Ratio" means as of any date of determination and as determined on a consolidated basis in accordance with GAAP, the ratio of, for the four Fiscal Quarter period ending on or immediately prior to such date, (a) the sum (without duplication) of the amounts for such period of (x) EBITDA less
(y) the sum (without duplication) of (i) Capital Expenditures, plus (ii) taxes paid in cash, to (b) the sum (without duplication) for the succeeding four (4) Fiscal Quarters of (i) Interest Expense plus (ii) any scheduled principal payments due in respect of any Total Debt (excluding the Additional Payments and principal payments due hereunder on the Final Maturity Date) plus (iii) the aggregate amount of all rents paid or payable under all Capital Leases to which the Borrower or any of its Subsidiaries is a party.

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         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Borrower and its Subsidiaries.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or other political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty Obligation" means, with respect to the Borrower and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness, lease, dividend or other obligation of any other Person (determined as if the definition of Indebtedness referred to such Person) and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Harrington" means Harrington Southwest, Inc., a Missouri corporation.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Applicable Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Applicable Law, (d) the discharge or emission or release which requires a permit or license under any Applicable Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, or trespass or pose a health or safety hazard to person or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate

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risk exposure executed in connection with hedging the interest rate exposure of the Borrower, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

         "HPSI" means HealthPlan Services, Inc., a Florida corporation, and its successors and assigns.

         "Inactive Subsidiary" means the Subsidiaries of Borrower listed in
Schedule 1.1(d) attached hereto.

         "Indebtedness" means, as applied to any Person: (a) all liabilities, obligations and indebtedness (including subordinated indebtedness) of such Person for borrowed money, whether now or hereafter owing or arising and whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured, (b) all notes payable and drafts accepted representing extensions of credit, whether or not representing an obligation for borrowed money and all obligations evidenced by bonds, debentures, notes or other similar instruments;
(c) all obligations, contingent or otherwise, of such Person relative to the face amount of all letters of credit, whether or not drawn, including without limitation any reimbursement obligation, and banker's acceptances issued for the account of such Person thereof; (d) all Capital Lease Obligations of such Person; (e) all obligations to pay the deferred purchase price of property or services (including, without limitation, all unpaid liabilities under earn-out agreements to the extent such liabilities are required to be recorded under
GAAP); (f) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (g) all obligations under any Hedging Agreement and (h) all Guaranty Obligations.

         "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of the Borrower and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower and its Subsidiaries, taken as a whole.

         "Insolvency Event" means, with respect to any Person, the occurrence of any of the events described in Section 11.1(i) or 11.1(j); provided that, solely for the purposes of this definition, any references to the Borrower or any of its Subsidiaries in Section 11.1(i) or 11.1(j) shall be deemed to be a reference to such Person.

         "Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements, but excluding, however, any amounts referred to in
Section 4.2 payable to the Administrative Agent and Lenders on or before the Closing Date.

         "IP Collateral" means, collectively, the Intellectual Property that constitutes Collateral under the Security Agreement.

         "Issuing Lender" means First Union, in its capacity as issuer of any Letter of Credit, or any successor thereto.

         "L/C Loan Commitment" means the commitment of a Lender to make L/C Loans to Borrower pursuant to Section 2.1(c), and "L/C Loan Commitments" means such commitments of all Lenders in the aggregate.

         "L/C Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the L/C Loan Commitments, that Lender's L/C Loan Commitment and (ii) after the termination of the L/C Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the L/C Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate L/C Obligations in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

         "L/C Loans" means the Loans made by Lenders to Borrower pursuant to
Section 2.1(c).

         "L/C Notes" means (a) the promissory notes of the Borrower issued pursuant to Section 2.4(b) on the Closing Date and (b) any promissory notes issued by the Borrower pursuant to the last sentence of Section 13.11(e) in connection with assignments of the L/C Loan Commitments and L/C Loans of any Lenders, in each case substantially in the form of Exhibit C annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

         "L/C Participants" means the collective reference to all the Lenders having an L/C Loan Commitment.

         "Lender" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.11.

         "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Pro Rata Share of the Loans.

         "Letters of Credit" shall have the meaning assigned thereto in Section 3.1.

         "Leverage Ratio" means as of the last day of any Fiscal Quarter of the Borrower as calculated for the four (4) Fiscal Quarter period then ended, the ratio of (a) Total Debt to (b) EBITDA.

         "Lien" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "Loans" means one or more of the Term Loans, the Revolving Loans or the L/C Loans or any combination thereof.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Letters of Credit, the Applications (and any other reimbursement agreements or other documents executed by the Borrower in favor of the Issuing Lender relating to the Letters of Credit), the Security Documents, and each other document, instrument and agreement executed and delivered by any Credit Party in connection with this Agreement, or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

         "Maintenance Capital Expenditures" means Capital Expenditures made or incurred by the Borrower and its Subsidiaries other than Special Projects Capital Expenditures.

         "Maintenance Carry Over Amount" shall have the meaning assigned thereto in Section 9.4.

         "Material Adverse Effect" means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, prospects, Collateral or other properties of the Borrower or any of it Subsidiaries or (b) the ability of any Credit Party to perform its obligations under any Loan Document.

         "Material Contract" means (a) any Carrier Contract or any other contract or agreement, written or oral, of any Credit Party which in any such case generates an amount equal to or greater than fifteen percent (15%) of the revenue of the Borrower (determined on a consolidated basis) as of the end of the Fiscal Quarter ending on or immediately prior to any date of determination and (b) any contract or agreement not referred to above the cancellation or non-renewal of which could reasonably be expected to have a Material Adverse Effect.

         "Maximum Rate" shall have the meaning assigned thereto in Section
4.1(e).

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six (6) years.

         "Net Asset Sale Proceeds" means, with respect to any Asset Sale, cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (a) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (c) the reasonable fees of attorneys, brokers, accountants and other professionals paid by the Borrower in connection therewith.

         "Net Income" means, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than a Wholly-Owned Subsidiary of the Borrower) in which any other Person (other than the Borrower or any of its Wholly-Owned Subsidiaries) has a joint interest, or the income (or loss) of any Person accounted for by the equity method, except in each case (i) to the extent of the amount of dividends or other distributions actually paid in Cash to the Borrower or any of its Wholly-Owned Subsidiaries by such Person during such period or (ii) to the extent consented to by the Administrative Agent, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person's assets are acquired by the Borrower or any of its Subsidiaries, (c) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net non-cash extraordinary losses.

         "Net Insurance/Condemnation Proceeds" means any Cash payments or proceeds received by the Borrower or any of its Subsidiaries (a) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by the Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary in respect thereof.

         "Net Reversion Amount" shall have the meaning assigned thereto in
Section 2.3 (b)(iii)(D).

         "Net Securities Proceeds" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) from the issuance of Securities of the Borrower.

         "Notes" means one or more of the Term Notes, Revolving Notes or L/C Notes or any combination thereof.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 2.2(b).

         "Notice of Borrowing" shall have the meaning assigned thereto in
Section 2.2(a).

         "Notice of Prepayment" shall have the meaning assigned thereto in
Section 2.3(b)(i).

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.

         "Officer's Certificate" means, as applied to any Person that is a corporation, partnership, trust or limited liability company, a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 7.2.

         "Other Taxes" shall have the meaning assigned thereto in Section
4.9(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of the Credit Parties or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Credit Parties or any of their current or former ERISA Affiliates.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Security and Pledge Agreement.

         "Pricing Certificate" means an Officer's Certificate of the Borrower certifying the Leverage Ratio as of the last day of any Fiscal Quarter and setting forth the calculation of such Leverage Ratio in reasonable detail, which Officer's Certificate may be delivered to the Administrative Agent at any time on or after the date of delivery by the Borrower of the Officer's Compliance Certificate with respect to the period ending on the last day of such Fiscal Quarter pursuant to Section 7.2.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Pro Rata Share" means with respect to each Lender, the percentage obtained by dividing (x) the sum of the outstanding principal amount of Term Loans of that Lender plus the Revolving Loan Exposure of that Lender plus the L/C Loan Exposure of that Lender by (y) the sum of the outstanding principal amount of Term Loans of all Lenders plus the aggregate Revolving Loan Exposure of all the Lenders plus the aggregate L/C Loan Exposure of all the Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 13.11. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 1.1(b) annexed hereto.

         "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "Register" shall have the meaning assigned thereto in Section 2.4(a).

         "Reimbursement Obligation" means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

         "Required Lenders" means, at any date, the Lenders having or holding at least 66-2/3% of the sum of the outstanding principal amount of Term Loans of all the Lenders plus the aggregate Revolving Loan Exposure of all the Lenders plus the aggregate L/C Loan Exposure of all the Lenders.

         "Reserve for L/C Expenses" means, at any date of determination, the aggregate amount of costs and expense in excess of amounts then available to be reimbursed to Issuing Lender out of the proceeds of L/C Loans, as estimated by the Administrative Agent in its reasonable credit judgment, in consultation with the Issuing Lender.

         "Responsible Officer" means any of the following: the chief executive officer or chief financial officer of the Borrower or any other officer of the Borrower reasonably acceptable to the Administrative Agent.

         "Retail Card" means Retail Card L.L.C., a Delaware limited liability company.

         "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to the Borrower pursuant to Section 2.1(b), and "Revolving Loan Commitments" means such commitments of all the Lenders in the aggregate.

         "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (a) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (b) after the termination of the Revolving Loan Commitments, the aggregate outstanding principal amount of the Revolving Loans of that Lender.

         "Revolving Loans" means the Loans made by the Lenders to the Borrower pursuant to Section 2.1(b).

         "Revolving Notes" means (a) the promissory notes of the Borrower issued pursuant to Section 2.4(b) on the Closing Date and (b) any promissory notes issued by the Borrower pursuant to the last sentence of Section 13.11(e) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of Exhibit B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "Security and Pledge Agreement" means the Security and Second Amended and Restated Pledge Agreement executed by the Borrower and the Subsidiary Guarantors in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit I hereto, as amended, modified or supplemented from time to time.

         "Security Documents" means the collective reference to the Security and Pledge Agreement, the Subsidiary Guaranty Agreement, the Cash Management Letters and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in the Collateral securing the Obligations or such Person guaranties the payment and/or performance of the Obligations.

         "Solvent" means, as to any Person on a particular date, that such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) does not reasonably believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature and (c) is not insolvent within the meaning of the federal bankruptcy laws, Title 11, U.S.C. Section 101(32).

         "Special Projects Capital Expenditures" means Capital Expenditures made or incurred by the Borrower and its Subsidiaries in respect of the projects listed on Schedule 9.5.

         "Special Projects Carry Over Amount" shall have the meaning assigned thereto in Section 9.5.

         "Subordinated Indebtedness" means any unsecured Indebtedness of the Borrower or any of its Subsidiaries which is subordinated in right of payment to the Obligations.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which more than fifty percent (50%) of the outstanding capital stock, partnership interest or other equity interests is at the time, directly or indirectly, owned by such Person. Unless otherwise specified, references herein to any Subsidiary shall mean a Subsidiary of the Borrower.

         "Subsidiary Guarantors" means each Subsidiary of the Borrower that executes a counterpart to the Subsidiary Guaranty Agreement on the Closing Date or from time to time thereafter.

         "Subsidiary Guaranty Agreement" means the Second Amended and Restated Guaranty Agreement executed by each Subsidiary Guarantor in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit J hereto, as amended, modified or supplemented from time to time.

         "Supplemental Collateral Agent" shall have the meaning assigned thereto in Section 12.1(b).

         "Taxes" shall have the meaning assigned thereto in Section 4.9(a).

         "Termination Date" means the earliest of the dates referred to in
Section 2.5.

         "Term Loans" means Loans made by the Lenders to the Borrower pursuant to Section 2.1(a).

         "Term Notes" means (a) the promissory notes of the Borrower issued pursuant to Section 2.4(b) on the Closing Date and (b) any promissory notes issued by the Borrower pursuant to the last sentence of Section 13.11(e) in connection with assignments of the Term Loans of any Lenders, in each case substantially in the form of Exhibit A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         "Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "Total Revenues" means, for any period, the aggregate revenues of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "Uniform Customs" the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

         "United States" means the United States of America.

         "Wholly-Owned Subsidiary" means a Subsidiary all of the shares of the capital stock or other similar equity interests of which are, directly or indirectly, owned or controlled by a Credit Party and/or one or more of its Wholly-Owned Subsidiaries.

         SECTION 1.2 General. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         SECTION 1.3 Other Definitions and Provisions.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                                   ARTICLE II

                    AMOUNT AND TERMS OF COMMITMENTS AND LOANS
                    -----------------------------------------

         SECTION 2.1 Commitments; Loans. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, each Lender severally agrees to make or maintain, as the case may be, the Loans described in this Section 2.1.

         (a) Term Loans. The Existing Loans were made pursuant to the Existing Agreement, in each case for the purposes described in Section 2.6 As of the date of this Agreement, there are outstanding $95,000,000.00 in principal amount of Existing Loans, $73,774,671.71 of which shall be deemed to be outstanding Term Loans as of the Closing Date and $21,225,328.29 of which shall be deemed to be outstanding Revolving Loans as of the Closing Date. Each Lender severally agrees to maintain and continue as Term Loans hereunder its Pro Rata Share of the principal amount of $73,774,671.71 of the Existing Loans outstanding on the Closing Date as equals such Lender's Pro Rata Share of the Term Loans. The amount of each Lender's Term Loans is set forth opposite its name on Schedule 1.1(b) annexed hereto and, as of the Closing Date, the aggregate outstanding principal amount shall be $73,774,671.71. Any Term Loans repaid or prepaid may not be reborrowed.

         (b) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, (i) to maintain and continue as Revolving Loans hereunder its Pro Rata Share of $21,225,328.29 of the principal amount of Existing Loans which are outstanding under the Existing Agreement as of the Closing Date and (ii) to lend to the Borrower from time to time during the period from the Closing Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate Revolving Loan Commitments to be used for the purposes identified in Section 2.6(b). The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 1.1(b) annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $25,000,000; provided that the amount of the Revolving Loan Commitments shall be permanently reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.3(b). Each Lender's Revolving Loan Commitment shall expire on the Final Maturity Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this Section 2.1(b) may be repaid and reborrowed to but excluding the Commitment Termination Date.

Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that at no time shall the aggregate principal amount of all outstanding Revolving Loans exceed the lesser of (x) the aggregate Revolving Loan Commitments and (y) the Borrowing Base, in each case then in effect.

         (c) L/C Loans. Subject to the provisions of Sections 2.2(a) and 3.5, each Lender severally agrees to lend to Borrower from time to time during the period from the Closing Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate L/C Loan Commitments to be used for the purposes identified in Section 2.6(c). The original amount of each Lender's L/C Loan Commitment is set forth opposite its name on Schedule 1.1(b) annexed hereto and the aggregate original amount of the L/C Loan Commitments is $16,225,328.29; provided that the amount of the L/C Loan Commitments shall be automatically and permanently reduced by (i) the amount of any L/C Loan made pursuant to this Agreement, (ii) the amount of any permanent reduction in the amount available for drawing under any Letter of Credit (other than as a result of a draw to the extent reimbursed by the proceeds of an L/C Loan under clause (i)) and (iii) the stated amount of any Letter of Credit that is not renewed or extended upon the termination or expiry thereof. Each Lender's L/C Loan Commitment shall expire on the Final Maturity Date and all L/C Loans and all other amounts owed hereunder with respect to the L/C Loans and the L/C Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this Section 2.1(c) and subsequently repaid or prepaid may not be reborrowed.

         SECTION 2.2 Procedure for Advances of Loans.

         (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit D (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) one (1) Business Day before each requested borrowing date in the case of Revolving Loans, specifying (i) the date of funding of such Loan, which shall be a Business Day and (ii) the amount of such Loan, which shall be in an aggregate principal amount of $500,000 or any integral multiple of $500,000 in excess thereof or such smaller amount as represents the total amount then available for drawing under Section 2.1(b). Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. In lieu of delivering a Notice of Borrowing, the Borrower may give the Administrative Agent telephonic notice by the required time of any proposed borrowing under this Section 2.2(a); provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable date of funding of a Loan. Neither the Administrative Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.2(a) or Section 2.4(a) and upon funding of Loans by Lenders pursuant to any such telephonic notice the Borrower shall have effected Loans hereunder. Subject to the provisions of Section 3.5, upon receipt by the Administrative Agent from the Issuing Lender of notice that a drawing has been paid under a Letter of Credit, the Borrower shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make L/C Loans on such date in an amount equal to the amount of such drawing and, regardless of whether or not the conditions precedent specified in Article V have been satisfied, the Lenders shall make Loans in such amount, the proceeds of which shall be applied as set forth in Section 2.6(c). For the avoidance of doubt, the Borrower shall have no independent right to request that the Lenders make L/C Loans other than as set forth in this Section 2.2(a) and Section 3.5. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

         The Borrower shall notify the Administrative Agent prior to the funding of any Loans in the event that any of the matters to which the Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable borrowing date, and the acceptance by the Borrower of the proceeds of any Loans shall constitute a re-certification by the Borrower, as of the applicable borrowing date, as to the matters to which the Borrower is required to certify in the applicable Notice of Borrowing.

         (b) Disbursement of Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Pro Rata Share of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.2 in immediately available funds by crediting or wiring such proceeds (i) in the case of proceeds of Revolving Loans, to the Deposit Account of the Borrower maintained with the Administrative Agent or by wire transfer to such Account as may be identified in the most recent notice substantially in the form of Exhibit K hereto (a "Notice of Account Designation") delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time and (ii) in the case of proceeds of L/C Loans, to the account of the Issuing Lender designated by the Issuing Lender to the Administrative Agent from time to time. Subject to Section 4.6 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section 2.2 to the extent that any Lender has not made available to the Administrative Agent its Pro Rata Share of such Loan.

         SECTION 2.3 Repayments, Prepayments and Reductions in Commitments; General Provisions Regarding Payments; Application of Proceeds of Collateral and Payments Under Subsidiary Guaranty.

         (a) Scheduled Payments of Term Loans. (i) The Borrower shall make principal payments on the Terms Loans in installments on the dates and in the amounts set forth below:


                          Date                     Scheduled Repayment
         ----------------------------------- -----------------------------
                  May 31, 2000                        $250,000
         ----------------------------------- -----------------------------
                  June 30, 2000                       $250,000
         ----------------------------------- -----------------------------
                  July 31, 2000                       $250,000
         ----------------------------------- -----------------------------
                  August 31, 2000                     $500,000
         ----------------------------------- -----------------------------
                  September 30, 2000                  $500,000
         ----------------------------------- -----------------------------
                  October 31, 2000                    $500,000
         ----------------------------------- -----------------------------
                  November 30, 2000                   $500,000
         ----------------------------------- -----------------------------
                  December 31, 2000                   $500,000
         ----------------------------------- -----------------------------
                  January 31, 2001                    $500,000
         ----------------------------------- -----------------------------
                  February 28, 2001                   $500,000
         ----------------------------------- -----------------------------
                  March 31, 2001                      $500,000
         ----------------------------------- -----------------------------
                  April 30, 2001                      $500,000
         ----------------------------------- -----------------------------
                  May 31, 2001                        $500,000
         ----------------------------------- -----------------------------
                  June 30, 2001                       $500,000
         ----------------------------------- -----------------------------
                  July 31, 2001                       $500,000
         ----------------------------------- -----------------------------
                  August 31, 2001                     $37,024,671.71
         ----------------------------------- -----------------------------


and (ii) the Borrower shall make two additional principal payments (the "Additional Payments") each in the amount of $15,000,000 on January 31, 2001 and July 31, 2001, respectively; provided that the scheduled installments of principal of the Term Loans set forth in this Section 2.3(a) shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Section 2.3(b)(iv); and provided, further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Final Maturity Date, and the final installment payable by the Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Term Loans.

         (b) Prepayments and Reductions in Revolving Loan Commitments.

                  (i) Voluntary Prepayments. The Borrower may at any time and from time to time prepay or repay any Loans in whole or in part, not later than 11:00 a.m. (Charlotte time) upon at least one (1) Business Day irrevocable notice, in the form attached hereto as Exhibit F (a "Notice of Prepayment") specifying the date and amount of repayment. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate minimum amount of $250,000 or a whole multiple of $250,000 in excess thereof. Any such voluntary prepayment shall be applied as specified in Section 2.3(b)(iv).

                  (ii) Voluntary Reductions of Revolving Loan Commitments. The Borrower may, not later than 11:00 (Charlotte time) upon at least five (5) Business Days' prior written or telephonic notice confirmed in writing to the Administrative Agent (which original written or telephonic notice the Administrative Agent will promptly transmit by facsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the aggregate principal amount of all outstanding Revolving Loans at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $250,000 or a whole multiple of $250,000 in excess thereof (unless such reduction would reduce the Revolving Loan Commitments to $0, in which case all amounts hereunder in respect of the Revolving Loans and Revolving Loan Commitments shall become immediately due and payable). The Borrower's notice to the Administrative Agent shall designate the date (which shall be a Business
Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in the Borrower's notice and shall reduce the Revolving Loan Commitments of each Lender proportionately to its Pro Rata Share.

                  (iii) Mandatory Prepayments and Mandatory Reductions of Revolving Loan Commitments. The Loans shall be prepaid and/or the Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in Section 2.3(b)(iv):

                  (A) Prepayments and Reductions from Net Asset Sale Proceeds. No later than the date of receipt by the Borrower or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any asset sale pursuant to Section 10.6(b), the Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to seventy-five percent (75%) of such Net Asset Sale Proceeds.

                  (B) Prepayments and Reductions from Net Insurance/Condemnation Proceeds. No later than the first Business Day following the date of receipt by the Administrative Agent or by the Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments pursuant to the provisions of Section 8.2(c), the Borrower shall prepay the Loans and/or except as otherwise expressly provided in Section 8.2(c) the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to one hundred percent (100%) of the amount of such Net Insurance/Condemnation Proceeds.

                  (C) Prepayments and Reductions Due to Issuance of Equity or Debt Securities. On the date of receipt of the Net Securities Proceeds from the issuance of any equity or Debt Securities of the Borrower after the Closing Date, the Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to seventy-five percent (75%) of such Net Securities Proceeds.

                  (D) Prepayments from Pension Plan Reversions. No later than the first Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any surplus assets of any pension plan of the Borrower or any of its Subsidiaries, the Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be reduced in an amount (the "Net Reversion Amount") equal to one hundred percent (100%) of such returned surplus assets, net of transaction costs and expenses incurred in obtaining such return, including incremental taxes payable as a result thereof.

                  (E) Prepayments and Reductions from Excess Cash Flow. In the event that there shall be Excess Cash Flow for the Fiscal Year ending December 31, 2000, the Borrower shall, no later than ninety (90) days after the end of such Fiscal Year prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to seventy-five percent (75%) of such Excess Cash Flow.

                  (F) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to Sections 2.3(b)(iii)(A)-(E), the Borrower shall deliver to the Administrative Agent an Officer's Certificate demonstrating the calculation of the amount of the applicable Net Asset Sale Proceeds, Net Insurance/Condemnation Proceeds, Net Securities Proceeds, Net Reversion Amount or the applicable Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction. In the event that the Borrower shall subsequently determine that the actual amount was greater than the amount set forth in such Officer's Certificate, the Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the applicable percentage set forth in clauses (A) through (E) of this Section 2.3(b)(iii) of the amount of such excess, and the Borrower shall concurrently therewith deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the additional amount resulting in such excess.

                  (G) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments or L/C Commitments or Insufficient Borrowing Base. The Borrower shall from time to time prepay the Revolving Loans to the extent necessary so that the aggregate principal amount of outstanding Revolving Loans shall not at any time exceed the lesser of (a) Revolving Loan Commitments then in effect and (b) the Borrowing Base then in effect.

                  (H) Prepayment from the Collection Account. The Borrower hereby authorizes the Administrative Agent to apply on a daily basis all available funds on deposit in the Collection Account to the prepayment of the Revolving Loans then outstanding. For the avoidance of doubt, prepayments under this clause (H) shall not result in a permanent reduction of the Revolving Loan Commitment unless and to the extent constituting prepayments under any other clause of this Section 2.3(b)(iii).

                  (iv) Application of Prepayments.

                  (A) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to Section 2.3(b)(i) shall be applied as specified by the Borrower in the applicable Notice of Prepayment; provided that in the event the Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Revolving Loans to the full extent thereof, second to repay outstanding L/C Loans to the full extent thereof, and third to repay outstanding Term Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to Section 2.3(b)(i) shall be applied to reduce the scheduled installments of principal of the Term Loans and set forth in Sections 2.3(a)(i) in inverse chronological order.

                  (B) Application of Mandatory Prepayments by Type of Loans. Unless an Event of Default has occurred and is continuing, any amount required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to Sections 2.3(b)(iii)(A)-(E) shall be applied first to prepay the Term Loans to the full extent thereof, second, to the extent of any remaining portion of such amount, to prepay the L/C Loans to the full extent thereof, third, to the extent of any remaining portion thereof, to cash collateralize the outstanding Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to
         Section 3.5 and the terms of the Security and Pledge Agreement, fourth, to the extent of any remaining portion of such amount, to prepay the Revolving Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fifth, to the extent of any remaining portion of such amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof. Any mandatory prepayments of Term Loans pursuant to Sections 2.3(b)(iii)(A)-(F) shall be applied to reduce the scheduled installments of principal of the Term Loans as follows: first, to the extent not previously paid, up to $500,000 pro rata to the scheduled installments of principal of the Term Loans due May 31, 2000, June 30, 2000, and July 31, 2000, and $1,250,000 pro rata to the scheduled installments of the Term Loans due August 31, 2000, September 30, 2000, and October 31, 2000, in each case in forward order of maturity; second, to the extent not previously prepaid, to the Additional Payments in forward order of maturity; and third, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal of the Term Loans (other than the final such installment) that is unpaid at the time of such payment.

                  (v) All payments in respect of the principal amount of any loan shall include payment of accrued interest on the principal amount repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

         SECTION 2.4 Register; Promissory Notes.

         (a) Register. The Administrative Agent, acting for these purposes solely as an agent of the Borrower (it being acknowledged that the Administrative Agent, in such capacity, and its officers, directors, employees, agent and affiliates shall be entitled to indemnification from the Borrower under Section 13.2(b)), shall maintain (and make available for inspection by the Borrower and Lenders upon reasonable prior notice at reasonable times) for the recordation of, and shall record, the names and addresses of Lenders and the Term Loan Commitment, Revolving Loan Commitment, L/C Loan Commitment, Term Loan, Revolving Loans and L/C Loans of each Lender from time to time (the "Register"). The Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof; and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be conclusive and binding on the Borrower, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender's records. Failure to make any recordation in the Register or in any Lender's records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans.

         (b) Promissory Notes. The Borrower shall execute and deliver on the Closing Date to each of the Lenders (or to the Administrative Agent for the Lenders) (a) a Term Note substantially in the form of Exhibit A annexed hereto to evidence each Lender's Term Loan, in the principal amount of that Lender's Term Loan and with other appropriate insertions, (b) a Revolving Note substantially in the form of Exhibit B annexed hereto to evidence each Lender's Revolving Loan, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (c) an L/C Note substantially in the form of Exhibit C annexed hereto to evidence each Lender's L/C Loans, in the principal amount of that Lender's L/C Loan Commitment and with other appropriate insertions.

         SECTION 2.5 Termination Date. The Credit Facilities shall terminate and all outstanding Obligations shall be paid in full on the earliest of (a) the Final Maturity Date and (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).

         SECTION 2.6 Use of Proceeds.

         (a) Existing Loans. The proceeds of the Existing Loans have been applied by the Borrower as provided in Section 2.7 of the Existing Agreement.

         (b) Revolving Loans. The proceeds of any Revolving Loans made on or after the Closing Date shall be applied (i) to pay any costs associated with the Loans and Letters of Credit on the Closing Date and (ii) for working capital and general corporate requirements of the Borrower and its Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

         (c) L/C Loans. The proceeds of any L/C Loans made on or after the Closing Date shall be applied as specified in Section 3.5.

         (d) Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by the Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities and Exchange Act of 1934, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

                                  ARTICLE III

                            LETTER OF CREDIT FACILITY

         SECTION 3.1 L/C Commitment.

         (a) Issuance of Letters of Credit. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date through but not including the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, the sum of (i) the L/C Obligations plus (ii) the aggregate principal amount of all outstanding L/C Loans would exceed the L/C Commitment. Each Letter of Credit shall (A) be issued for the sole purpose of replacing, extending or renewing an Existing Letter of Credit (or any replacement, renewal or extension thereof issued hereunder) without increasing the stated amount of such Existing Letter of Credit, (B) expire on a date no later than one (1) year from the date of issuance, which date shall be no later than the Termination Date and (C) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires; provided that no such modification shall increase the stated amount of any such Letter of Credit.

         (b) Existing Letters of Credit. As of the Closing Date, all of the Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder and shall be subject to all of the terms and provisions of this Agreement, including all terms and provisions applicable to Letters of Credit under this Agreement. Each Lender agrees that its obligations with respect to Letters of Credit pursuant to Section 3.4 shall include the Existing Letters of Credit as of the Closing Date. With respect to each Existing Letter of Credit, for the period commencing on the Closing Date to and including the expiration date of any such Existing Letter of Credit, Borrower shall pay all fees and commissions set forth in Section 3.3 at the times and in the manner set forth therein.

         SECTION 3.2 Procedure for Issuance of Letters of Credit.

         (a) The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit (i) earlier than three
(3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto and (ii) until the Borrower has returned the original letter of credit to be replaced, renewed, or extended thereby to the Issuing Lender or delivered an indemnification to the Issuing Letter with respect to such original Letter of Credit in form and substance satisfactory to the Issuing Lender) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. Issuing Lender shall furnish to the Borrower a copy of such Letter of Credit and furnish to each Lender a copy of such Letter of Credit and the amount of each Lender's L/C Participation therein, all promptly following the issuance of such Letter of Credit.

         (b) The Borrower shall notify the Issuing Lender prior to the issuance of any Letter of Credit in the event that any of the matters to which the Borrower is required to certify pursuant to Section 5.3 or the applicable Application is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit the Borrower shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which the Borrower is required to certify pursuant to
Section 5.3 and the applicable Application.

         SECTION 3.3 Commissions and Other Charges.

         (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the product of (i) the face amount of such Letter of Credit times (ii) 2.50% per annum. Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

         (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lender an issuance fee of 0.25% per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

         (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received by the Administrative Agent in accordance with their respective Pro Rata Shares.

         SECTION 3.4 L/C Participations.

         (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Pro Rata Share in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Pro Rata Share of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its L/C Pro Rata Share of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its Pro Rata Share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         SECTION 3.5 Reimbursement Obligation of the Borrower. In the event the Issuing Lender has determined to honor a drawing under a Letter of Credit, the Issuing Lender shall immediately notify the Borrower and the Administrative Agent of the amount of such drawing. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a drawing paid under any Letter of Credit for the amount of (a) such drawing so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment; provided, however that subject to the following proviso, upon the Administrative Agent's receipt of notification from the Issuing Lender of the amount of any drawing paid under any Letter of Credit, the Borrower shall be deemed to have given a timely Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make an L/C Loan on such date in an amount equal to the amount of such drawing and, regardless of whether or not the conditions precedent specified in Article V, have been satisfied, the Lenders shall make L/C Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing; provided further however that, notwithstanding anything in the foregoing to the contrary, in the event that at the time of any drawing under a Letter of Credit the amounts then on deposit in the Collateral Account for the cash collateralization of Letter of Credit pursuant to Section 2.3(b)(iv)(B) are equal to or greater than one hundred five percent (105%) of the then outstanding L/C Obligations and so long as no Default or Event of Default has then occurred or is continuing, the Administrative Agent shall disburse amounts from the Collateral Account to reimburse the Issuing Lender in the amount of such drawing (and the LC Loan Commitments shall be automatically and permanently reduced by such amount) and no Notice of Borrowing shall be deemed to have been given pursuant to this Section 3.5 in respect of such drawing. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding L/C Loans which were then overdue.

         SECTION 3.6 Obligations Absolute.

         The obligation of the Borrower to reimburse the Issuing Lender for payments under the Letters of Credit issued by it and to repay any L/C Loans made by the Lenders pursuant to Section 3.5 and the obligations of the Lenders under Section 3.4 shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

         (a) any lack of validity or enforceability of any Letter of Credit;

         (b) the existence of any claim, set-off, defense or other right which the Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Issuing Lender or other Lender or any other Person or, in the case of a Lender, against the Borrower, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

         (c) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         (d) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

         (e) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries;

         (f) any breach of this Agreement or any other Loan Document by any party thereto;

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

         (h) the fact that an Event of Default or a Default shall have occurred and be continuing;

         provided, in each case, that payment by the Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of the Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

         SECTION 3.7 Indemnification; Nature of Issuing Lender's Duties.

         (a) Indemnification. In addition to amounts payable as provided in Sections 4.7 and 4.9, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of outside counsel and allocated costs of internal counsel) which the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by the Issuing Lender, other than as a result of (A) the gross negligence or willful misconduct of the Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (B) subject to the following clause (ii), the wrongful dishonor by the Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of the Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority.

         (b) Nature of the Issuing Lender' Duties. As between the Borrower and the Issuing Lender, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for:
(i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender, including any act or omission by a Governmental Authority specified in Section 3.7(a), and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender's rights or powers hereunder.

         In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this Section 3.7(b), any action taken or omitted by the Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Borrower.

         Notwithstanding anything to the contrary contained in this Section 3.7, the Borrower shall retain any and all rights it may have against the Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

         SECTION 3.8 Effect of Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                             GENERAL LOAN PROVISIONS

         SECTION 4.1 Interest.(a) Subject to the provisions of Sections 4.1(c) and 4.1(e), the aggregate principal balance of the Notes or any portion thereof shall bear interest at the Base Rate plus the Applicable Margin set forth below.

         (b) Applicable Margin. The Applicable Margin provided for in Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall be determined by reference to the Leverage Ratio as of the end of the Fiscal Quarter for which a Pricing Certificate has been delivered pursuant to Section 7.2:


----------------------------------------------- ----------------------------
                Leverage Ratio                       Applicable Margin
----------------------------------------------- ----------------------------
Less than 1.75 to 1.00                                     1.50%
----------------------------------------------- ----------------------------
Less than 2.25 to 1.00 but greater than or                 2.00%
equal to 1.75 to 1.00
----------------------------------------------- ----------------------------
Less than 2.75 to 1.00 but greater than or                 2.50%
equal to 2.25 to 1.00
----------------------------------------------- ----------------------------
Greater than or equal to 2.75 to 1.00                      3.0%
----------------------------------------------- ----------------------------

; provided that, until the delivery of the Pricing Certificate for the first Fiscal Quarter ending after the Closing Date, the Applicable Margin shall be three percent (3.0%) per annum. Upon delivery of the Pricing Certificate by the Borrower to the Administrative Agent pursuant to Section 7.2, the Applicable Margin shall automatically be adjusted in accordance with such Pricing Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by the Administrative Agent of such Pricing Certificate; provided that, if at any time a Pricing Certificate is not delivered at the time required pursuant to Section 7.2, from the time such Pricing Certificate was required to be delivered until delivery of such Pricing Certificate, the Applicable Margin shall be the maximum percentage amount for the relevant Loan set forth above.

         (c) Default Rate. Subject to Section 11.3, upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is two percent (2%) per annum in excess of the interest rate otherwise payable upon the occurrence of such Event of Default under this Agreement with respect to the Loans. Payment or acceptance of the increased rates of interest provided for in this Section 4.1(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

         (d) Interest Payments; Interest and Fee Computation. Subject to the provisions of Section 4.1(c), interest on each Loan shall be payable in arrears on and to the last Business Day of each calendar month commencing June 30, 2000, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including Final Maturity). In computing interest on any Loan, the date of the making of such Loan shall be included, and the date of payment of such Loan shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

         SECTION 4.2 Fees.

         (a) Commitment Fee. Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee (the "Commitment Fee") at a rate per annum equal to 0.25% on the average daily unused portion of the Revolving Loan Commitment, such fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last Business Day of each Fiscal Quarter during the term of this Agreement commencing June 30, 2000, and on the Termination Date. The Commitment Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Pro Rata Shares.

         (b) Facility Fee. On the Closing Date, the Borrower shall pay to the Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, a facility fee equal to $862,500.

         (c) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring and syndicating the Loans and for its obligations as the Administrative Agent hereunder, the Borrower agrees to pay to the Administrative Agent, for its own account, $100,000 on the Closing Date and a monthly monitoring fee of $8,000, for its own account, in arrears on the last Business Day of each calendar month thereafter commencing May 31, 2000.

         SECTION 4.3 General Provisions Regarding Payment.

         (a) Manner of Payment. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) in accordance with their respective Pro Rata Shares (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its Pro Rata Share of such payment (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of the Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.8, 4.9 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender. The Borrower hereby authorizes the Administrative Agent to charge its accounts with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose). The Administrative Agent shall promptly notify the Borrower after making any such charges.

         (b) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

         SECTION 4.4 Application of Proceeds of Collateral and Payments after Event of Default.

         Upon the occurrence and during the continuation of an Event of Default,
(i) all payments received on account of the Obligations, whether from the Borrower, from any Subsidiary Guarantor or otherwise, shall be applied by the Administrative Agent against the Obligations and (ii) all proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Security Document may, in the discretion of the Administrative Agent, be held by the Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by the Administrative Agent against, the applicable Secured Obligations (as defined in such Security Document), in each case in the following order of priority:

         (a) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, and all amounts for which the Administrative Agent is entitled to compensation (including the fees described in Section 4.2), reimbursement and indemnification under any Loan Document and all advances made by the Administrative Agent thereunder for the account of the applicable Credit Party, and to the payment of all costs and expenses paid or incurred by the Administrative Agent in connection with the Loan Documents, all in accordance with Sections 12.7 and 13.2 and the other terms of this Agreement and the Loan Documents;

         (b) thereafter, to the extent of any excess such proceeds, to the payment of all other Secured Obligations (as defined in the Security and Pledge Agreement for the ratable benefit of the holders thereof (subject to the provisions of Section 2.3(b)(v) hereof); and

         (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Credit Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         SECTION 4.5 Adjustments.

         The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of

Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of the Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of Section 13.11(b) with respect to such assignment. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an Assignment Agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender.

         SECTION 4.6 Nature of Obligations of the Lenders Regarding Extensions of Credit; Assumption by the Administrative Agent. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2 (b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of
(a) the amount of such Lender's Pro Rata Share of such borrowing, times (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Pro Rata Share of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section shall be conclusive, absent manifest error. If such Lender's Pro Rata Share of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to the Loans hereunder, on demand, from the Borrower. The failure of any Lender to make its Pro Rata Share of any Loan available shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Pro Rata Share of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Pro Rata Share of such Loan available on the borrowing date.

         SECTION 4.7 Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending

Offices) with any request or directive (whether or not having the force of law) of such Authority, central bank or comparable agency:

                  (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the net result of any of the foregoing is to increase the costs to any of the Lenders agreeing to make, making or of maintaining any Loan or Commitment or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes or Letters of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this
Section 4.7; provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 4.8 Capital Requirements. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request issued after the date hereof from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative

Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         SECTION 4.9 Taxes.

         (a) Payments Free and Clear. Any and all payments by the Borrower hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof, (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof and (iii) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the United States (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender (including the Issuing Lender) or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.9) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 4.9(d).

         (b) Stamp and Other Taxes. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

         (c) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.9) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including, penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Delivery of Tax Forms. Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this Section 4.9(e), a "Non-US Lender") shall deliver to Administrative Agent and to the Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrower or Administrative Agent (each in the reasonable exercise of its discretion), two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms) properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents. Each Non-US Lender hereby agrees, from time to time after the initial delivery by such Lender of such forms, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence so delivered obsolete or inaccurate in any material respect, that such Lender shall promptly (i) deliver to the Administrative Agent and to the Borrower two original copies of renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to United States withholding tax with respect to payments to such Lender under the Loan Documents or (ii) notify the Administrative Agent and the Borrower of its inability to deliver any such forms, certificates or other evidence.

                                   ARTICLE V

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 5.1 Closing. The closing shall take place at the offices of the Administrative Agent, One First Union Center, TW-10, 301 South College Street, Charlotte, North Carolina at 10:00 a.m. on June 8, 2000, or on such other date as the parties hereto shall mutually agree.

         SECTION 5.2 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make or maintain the initial Loans or issue the initial Letters of Credit is subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. The following Loan Documents, in form and substance reasonably satisfactory to the Administrative Agent and Required
Lenders:

                  (i) this Agreement;

                  (ii) the Notes;

                  (iii) the Security and Pledge Agreement; and

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

                  (iv) the Subsidiary Guaranty Agreement

shall have been duly authorized, executed and delivered to the Administrative Agent by the applicable Credit Parties, shall be in full force and effect and no default shall exist thereunder, and such Credit Parties shall have delivered original counterparts thereof to the Administrative Agent. Required Lenders shall have executed and delivered to the Administrative Agent this Agreement or counterparts hereof.

         (b) Security Interests in Personal Property. The Administrative Agent shall have received evidence satisfactory to it that the Borrower and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a valid and (upon such filing and recording) perfected first priority security interest in the entire personal property Collateral. Such actions shall include the following:

                  (i) Schedules to Security Documents. Delivery to the Administrative Agent of accurate and complete schedules to all of the applicable Security Documents.

                  (ii) Stock Certificates and Instruments. Delivery to the Administrative Agent of (A) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing all capital stock pledged pursuant to the Security and Pledge Agreement and (B) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner satisfactory to the Administrative Agent) evidencing any Collateral;

                  (iii) Lien Searches and UCC Termination Statements. Delivery to the Administrative Agent of (A) the results of a recent search, by a Person satisfactory to the Administrative Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Credit Party, together with copies of all such filings disclosed by such search, and
(B) UCC termination statements duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements or fixture filings disclosed in such search (other than any such financing statements or fixture filings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement).

                  (iv) UCC Financing Statements and Fixture Filings. Delivery to the Administrative Agent of UCC financing statements and, where appropriate, fixture filings, duly executed by each applicable Credit Party with respect to all personal and mixed property Collateral of such Credit Party, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Documents;

                  (v) PTO Cover Sheets, Etc. Delivery to the Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO in order to create or perfect Liens in respect of any IP Collateral;

         (c) Insurance. The Administrative Agent shall have received certificates of insurance naming the Administrative Agent as loss payee and additional insured and certified copies of insurance policies in the form required under Section 8.2 and the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

         (d) Corporate and Capital Structure, and Ownership.

                  (i) Corporate Structure. The corporate organizational structure of the Borrower and its Subsidiaries shall be satisfactory to the Administrative Agent and the Lenders in all respects.

                  (ii) Capital Structure and Ownership. The capital structure and ownership of the Borrower shall be satisfactory to the Administrative Agent and the Lenders in all respects.

         (e) Necessary Governmental Approvals and Consents; Expiration of Waiting Periods, Etc. The Credit Parties shall have obtained all Governmental Approvals and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and the continued operation of the business conducted by the Borrower and its Subsidiaries in substantially the same manner as conducted prior to the Closing Date. Each such Governmental Approval or consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Approval or consent, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.

         (f) Collateral Audit. Upon request of the Administrative Agent, the Administrative Agent shall have received an audit of all accounts receivable of the Borrower and its Subsidiaries, in form, scope and substance satisfactory to the Administrative Agent and the Lenders.

         (g) Borrowing Base Certificate. On or before the Closing Date, the Borrower shall have delivered to the Administrative Agent and the Lenders a Borrower Base Certificate prepared as of a recent date prior to the Closing Date.

         (h) Refinancing of Loans under Existing Agreement; Fees. On or before the Closing Date, the Borrower shall have paid to the Administrative Agent, for distribution (as appropriate) to the Administrative Agent and the Lenders, all interest, letter of credit fees and fees accrued under the Existing Agreement (including, without limitation, "breakage fees" under Section 4.9 of the Existing Agreement) on or before the Closing Date and the fees payable on the Closing Date referred to in Section 4.2.

         (i) Cash Management Systems. On or before the Closing Date, the Borrower shall have established the Cash Management Systems.

         (j) Closing Certificates and Opinions; etc.

                  (i) Officer's Certificate of the Borrower. The Administrative Agent shall have received an Officer's Certificate dated as of the Closing Date, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects; that no Credit Party is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions to be satisfied thereby which has not been waived by the Administrative Agent and Required Lenders.

                  (ii) Certificate of Secretary of each Credit Party. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party certifying on behalf of such Credit Party, as applicable, that attached thereto is (A) a true and complete copy of the articles of organization or certificate of formation or other equivalent, if applicable, of such Credit Party and all amendments thereto; certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization; (B) a true and complete copy of the bylaws or operating agreement or other equivalent, if applicable, of such Credit Party; (C) a true and complete copy of resolutions duly adopted by the Board of Directors or managing member, as the case may be, of such Credit Party, authorizing, in the case of the Borrower, the borrowings contemplated hereunder and, in the case of each of the Credit Parties, the execution, delivery and performance of this Agreement and the other Loan Documents; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which such Credit Party is a party; and (D) a true and complete copy of each certificate required to be delivered pursuant to Section 5.2(j)(iii).

                  (iii) Certificates of Good Standing. The Administrative Agent shall have received certificates of good standing from the jurisdiction of organization of each Credit Party and, to the extent requested by the Administrative Agent, certificates of authority to do business from each jurisdiction where any Credit Party is authorized to do business each dated a recent date prior to the Closing Date and certified by the Secretary of State or other authorized Governmental Authority.

                  (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., counsel to the Credit Parties, and McGuire Woods Battle & Boothe, special North Carolina counsel to the Credit Parties, each dated as of the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent; which opinions shall cover, without limitation, perfection of the Administrative Agent's security interest in the Collateral with customary assumptions and exceptions acceptable to Administrative Agent.

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

         (k) Consents; Defaults.

                  (i) Permits and Licenses. All permits and licenses, including permits and licenses required under Applicable Laws, necessary to the conduct of business by the Credit Parties shall have been obtained and remain in full force and effect.

                  (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                  (iii) No Material Adverse Change. There shall not have occurred any material change in the Collateral, business, properties, business prospects, financial condition or results of operations of the Credit Parties, or in any event, condition or state of facts that could reasonably be expected to have a Material Adverse Effect.

                  (iv) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (l) Financial Matters.

                  (i) Financial Statements. The Administrative Agent shall have received (A) audited Consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1999, (B) unaudited Consolidated financial statements of the Borrower and its Subsidiaries for the three-month period ended March 31, 2000, (C) the Budget for Fiscal Year 2000 and such other pro forma and projected statements of the Borrower and its Subsidiaries as the Administrative Agent and the Lenders may request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, and (D) such other financial information as may be reasonably requested by the Administrative Agent.

                  (ii) Financial Condition Certificate. The Borrower shall have delivered to the Administrative Agent a certificate on behalf of itself and the Credit Parties, in form and substance satisfactory to the Administrative Agent, and certified as accurate in all material respects by a Responsible Officer, that (A) payables are current and not past due more than ninety (90) days (except for those being contested in good faith by HPSI) and each Credit Party is Solvent, (B) the Borrower's and HPSI's liquidity position as of the date of such certificate is not materially different from the December 31, 1999 financial statements previously furnished to the Administrative Agent, (C) attached thereto is a pro forma balance sheet of the Borrower and its Subsidiaries setting forth on a pro forma basis the financial condition of the Borrower and its Subsidiaries as of that date, reflecting on a pro forma basis the effect of the transactions contemplated herein, including all material fees and expenses in connection therewith, and evidencing compliance by the Borrower on a pro forma basis with the financial covenants contained in Articles IX and X hereof, (D) the financial projections previously delivered to the Administrative Agent represent the good faith opinion of the Borrower and senior management thereof as to the projected results contained therein and (E) attached thereto is a calculation of the Applicable Margin as of the Closing Date in accordance with Section 4.1(b).

                  (iii) Payment at Closing. There shall have been paid by the Credit Parties to the Administrative Agent and the Lenders the fees set forth or referenced in Section 4.2 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

         (m) Post-Closing Agreement. The Borrower shall have executed a post-closing agreement in form and substance satisfactory to the Administrative Agent, it being understood that the Administrative Agent may, in its sole discretion, extend the time periods set forth therein for compliance of the matters listed therein.

         (n) Miscellaneous.

                  (i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

                  (ii) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Lenders shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

                  (iii) Due Diligence and Other Documents. The Credit Parties shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests, certified by a Responsible Officer as a true and correct copy thereof.

         SECTION 5.3 Conditions to All Loans and Letters of Credit. The obligations of the Lenders to make any Loan and of the Issuing Lender to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

         (a) Continuation of Representations and Warranties. The representations and warranties made by the Credit Parties contained in Article VI and in the other Loan Documents shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such borrowing date or issuance date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

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

         (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) or on the issue date with respect to such Letter of Credit or after giving affect to such Letters of Credit on such date.

         (c) Officer's Compliance Certificate; Additional Documents. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         SECTION 6.1 Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans or the Issuing Lender or any Lender to issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent, the Issuing Lender and the Lenders that:

         (a) Existence; Power; Qualification. Each Credit Party is a duly organized, validly existing corporation, partnership or limited liability company organized under the laws of the state of its organization and is in good standing or active status, as applicable, under the laws of such state, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified (or otherwise licensed) and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the jurisdictions in which the Credit Parties are organized and qualified to do business, including each state where the Borrower or any Subsidiary thereof is licensed as a third party administrator of insurance plans or licensed for utilization review services, are described on Schedule 6.1(a).

         (b) Ownership. Each Subsidiary of the Borrower as of the Closing Date is listed on Schedule 6.1(b). The capitalization of the Borrower and each of its Subsidiaries as of the Closing Date consists of the number of shares or similar equity interests, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.1(b). All outstanding shares or similar equity interests have been duly authorized and validly issued and are fully paid and nonassessable and none of such shares or similar equity interests constitutes "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System). The shareholders of the Subsidiaries of the Borrower and the number of shares or similar equity interests owned by each as of the Closing Date are described on Schedule 6.1(b). As of the Closing Date, there are no outstanding stock purchase, warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock or similar equity interests of any Subsidiary of the Borrower, except as described on Schedule 6.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowings. Each Credit Party has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party in accordance with their respective terms. Each of the Loan Documents has been duly executed and delivered by the duly authorized officers of the Credit Parties party thereto, and constitutes the legal, valid and binding obligation of each such Credit Party enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval not previously obtained and disclosed in writing to the Lenders or violate any Applicable Law relating to the Credit Parties, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, by-laws or other organizational documents of any Credit Party or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents, or (iv) require any approval of stockholders or similar equity holders or any approval or consent of any Person under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Lenders.

         (e) Compliance with Law; Governmental Approvals. The Borrower and each of its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business (except where the failure to have any such approval could not reasonably be expected to have a Material Adverse Effect), each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in all material respects with all other Applicable Laws relating to it or any of its respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         (f) Tax Returns and Payments. The Borrower and its Subsidiaries have duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and, has paid, except to the extent permitted by Section 8.4, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable. No Governmental Authority has asserted any Lien or other claim against the Borrower or any of its Subsidiaries with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of federal, state, local and other taxes for all fiscal years and portions thereof since the formation of such Person are in the judgment of each such Person adequate, and the Borrower and each of its Subsidiaries do not anticipate any additional taxes or assessments for any of such years.

         (g) Franchises, Intellectual Property and Computer Equipment.

                  (i) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business as now and presently planned to be conducted without any conflict with the rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Borrower nor any of its Subsidiaries is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of their business operations.

                  (ii) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries has such title to or the right to use, by license or other agreement, all computer software programs used thereby as are necessary to permit the Borrower and each such Subsidiary to conduct their operations as currently conducted, without any known conflict with the rights of others or any known use by others which conflicts, in any material respect, with the rights of the Borrower and each such Subsidiary.

         (h) Environmental Matters. The Borrower and each of its Subsidiaries and their respective properties and operations are not in violation in any material respect of any applicable Environmental Law; (ii) without limitation of clause (i) above, the Borrower and each of its Subsidiaries and their properties and operations are not in violation in any material respect of any Environmental Law, or subject to any existing, pending or threatened investigation, inquiry or proceeding by any Governmental Authority or to any remedial obligations under any Environmental Law; and (iii) all material notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Borrower and each of its Subsidiaries relating to Hazardous Materials, including, without limitation, past or present treatment, storage, disposal or release of any Hazardous Materials or solid waste by the Borrower or any of its Subsidiaries into the environment, have been obtained or applications for such permits and licenses have been filed and the Borrower and each of its Subsidiaries are in full compliance in all material respects with the requirements of such permits, licenses or authorizations.

         (i) ERISA. Except as set forth on Schedule 6.1(i) as of the Closing Date, the Borrower and each of its Subsidiaries and each ERISA Affiliate are in compliance in all material respects with applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied with respect to any Employee Benefit Plan or any Multiemployer Plan.

         (j) Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and the Lenders a statement or statements in conformity with the requirements of said Regulation T, U or X to the foregoing effect.

         (k) Government Regulation. No Credit Party is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and no Credit Party is, or after giving effect to the making of any Loan or the issuance of any Letter of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

         (l) Material Contracts. Schedule 6.1(l) sets forth a complete and accurate list of all Material Contracts of the Borrower and each of its Subsidiaries in effect as of the Closing Date and not listed on any other Schedule hereto; other than as set forth in Schedule 6.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof; and there are no material defaults by the Borrower or any such Subsidiary (other than as may be disclosed on Schedule 6.1(l)) or, to the best of the Borrower's knowledge after due inquiry, by any other party under any such Material Contract. To the extent requested by the Administrative Agent, the Borrower and each of its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 6.1(l).

         (m) Employee Relations. The Borrower and each of its Subsidiaries has a stable work force in place and is not, except as set forth on Schedule 6.1(m) as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or the employees of any of its Subsidiaries.

         (n) Burdensome Provisions. Neither the Borrower nor any of its Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries presently anticipates that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (o) Financial Statements. The Consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1999 and the related statements of income and retained earnings and cash flows for the periods then ended, copies of which have been furnished to the Administrative Agent, when read together with the other financial information pertaining to the Credit Parties which has heretofore been furnished in writing to the Administrative Agent, fairly present the assets, liabilities and financial position (on a consolidated and where applicable, consolidating basis) of the Credit Parties as at such dates, and the results of the operations and changes of financial position (on a consolidated and where applicable, consolidating basis) for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved except as indicated in the notes thereto. The Credit Parties have no material Indebtedness, obligation or other unusual forward or long-term commitment which is required to be reflected and is not fairly reflected in the foregoing financial statements or in the notes thereto, and, as of the date of the funding of any Loan subsequent to the Closing Date, is required to be reflected and is not reflected in the most recent financial statements delivered to the Lenders pursuant to Section 7.1 or the notes thereto, all as required by GAAP.

         (p) No Material Adverse Change; No Restricted Payment. Since December 31, 1999 and except for Borrower's failure to consummate the recently announced transaction with UICI and UICI Acquisition Co., there has been no material adverse change in the properties, businesses, results of operations, or financial or other condition of the Credit Parties taken as a whole, including, but not limited to, any material adverse change resulting from any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God, or of the public enemy or other casualty (whether or not covered by insurance). Neither the Borrower nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any payments, dividends or other distributions prohibited by Section 10.7 or agreed to do so.

         (q) Solvency. As of the Closing Date and after giving effect to the incurrence of any Obligations by any Credit Party, each Credit Party, the Borrower and each of its Subsidiaries will be Solvent.

         (r) Titles to Properties; Real Property.

                  (i) The Borrower and its Subsidiaries have such title to the real property owned in fee or leased by them as is appropriate to the conduct of their respective businesses, and valid and legal title to all of their respective personal property and assets, including, but not limited to, those reflected on the Consolidated financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 6.1(o) or in the most recent financial statements delivered pursuant to Section 7.1, except those which have been disposed of subsequent to the date of such financial statements in the ordinary course of business.

                  (ii) As of the Closing Date, Schedule 6.1(r) annexed hereto contains a true, accurate and complete list of (A) all interests owned by the Borrower or any of its Subsidiaries in any real property and (B) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting any such interest of the Borrower or any such Subsidiary, regardless of whether the Borrower or such Subsidiary is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 6.1(r) annexed hereto, each agreement listed in clause (B) of the immediately preceding sentence is in full force and effect and the Borrower does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each of the Borrower and one or more of its Subsidiaries, as applicable, enforceable against such Person in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

         (s) Liens. Except for Liens existing on the Closing Date and described on Schedule 6.1(s), none of the properties and assets owned by the Borrower or any of its Subsidiaries is subject to any Lien, except Liens permitted pursuant to Section 10.3. No financing statement under the Uniform Commercial Code of any state which names the Borrower or any of its Subsidiaries or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Borrower nor any of Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed on Schedule 6.1(s). No effective filing covering all or part of the IP Collateral is on file in the PTO.

         (t) Indebtedness and Guaranty Obligations. Schedule 6.1(t) is a complete and correct listing of all Indebtedness and Guaranty Obligations of the Borrower and its Subsidiaries as of the Closing Date. The Borrower and its Subsidiaries have performed and are in compliance with all of the terms of such Indebtedness and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Credit Parties exists with respect to any such Indebtedness or Guaranty Obligation. To the extent requested by the Administrative Agent, the Credit Parties have delivered to the Administrative Agent a true and complete copy of each instrument and agreement evidencing such Indebtedness and Guaranty Obligation.

         (u) Litigation. Except as set forth on Schedule 6.1(u) as of the Closing Date, there are no actions, suits or proceedings at law or in equity pending nor, to the knowledge of the Borrower or any of its Subsidiaries, threatened against or in any other way relating adversely to or affecting the Borrower or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There are no material outstanding or unpaid judgments against the Borrower or any of its Subsidiaries.

         (v) Absence of Defaults. (i) No event has occurred or is continuing which constitutes a Default or an Event of Default and (ii) no event has occurred and is continuing which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any of its Subsidiaries under any Material Contract (other than this Agreement) or judgment, decree or order to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or any of its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor, any of which events referred to in this clause (ii) could reasonably be expected to have a Material Adverse Effect.

         (w) Creation, Perfection and Priority of Liens. The execution and delivery of the Security Documents by the Credit Parties, together with (i) the actions taken on or prior to the date hereof pursuant to Section 5.2(b) and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Security Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of the Administrative Agent for the benefit of the Lenders, as security for the Obligations, a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to the Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of the Administrative Agent.

         (x) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of the Administrative Agent pursuant to any of the Security Documents or (ii) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 5.2 and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

         (y) Margin Regulations. The pledge of the Pledged Collateral pursuant to the Security Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         (z) Information Regarding Collateral. All information supplied to the Administrative Agent by or on behalf of any Credit Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

         (aa) Inactive Subsidiaries. No Inactive Subsidiary conducts any business, has any assets or revenue or is obligated with respect to any liabilities.

         (bb) Deposit Accounts. Schedule 6.1(bb) is a complete and correct listing of all Deposit Accounts of the Borrower and its Subsidiaries as of the Closing Date, including and specifically reflecting as such the Client Disbursement Account.

         (cc) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Credit Parties and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by the

Credit Parties in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Credit Parties or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Credit Parties are not aware of any facts not disclosed in writing to the Administrative Agent which could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.2 Survival of Representations and Warranties, etc. All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date and the date of any borrowing or issuance hereunder, shall survive the Closing Date and the date of any such borrowing or issuance and shall not be waived by the execution and delivery of this Agreement or any borrowing or issuance hereunder.

                                  ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

         Until all the Obligations have been paid and satisfied in full and the Credit Facility terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, the Borrower will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent's Office set forth in Section 13.1 hereof and to the Lenders at their respective addresses as set forth on Schedule 1.1(b), or such other office as may be designated by the Administrative Agent and the Lenders from time to time:

         SECTION 7.1 Financial Statements and Projections.

         (a) Monthly Statements. As soon as practicable and in any event within twenty (20) days after the end of each calendar month ending after the Closing Date, (i) unaudited Consolidated balance sheets of the Borrower and its Subsidiaries as of the close of such month and (ii) unaudited Consolidated statements of income, retained earnings and cash flows for the month then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such month, and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments. As soon as available and in any event within twenty
(20) days after the end of each month ending after the Closing Date, a separate report of rolling 13-week cash flow of the Borrower and its Subsidiaries as of the last day of such month for the 13-week period ending as of such date in reasonable detail.

         (b) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter, unaudited Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of such Fiscal Quarter of each Fiscal Year and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such Fiscal Quarter, and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments.

         (c) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of such Fiscal Year, together with Consolidated and consolidating statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such Fiscal Year and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and in the case of all such Consolidated financial statements, audited by and accompanied by a report thereon by an independent certified public accounting firm acceptable to the Administrative Agent that is not qualified with respect to scope limitations imposed by the Borrower or with respect to accounting principles followed by the Borrower not in accordance with GAAP.

         (d) Annual Budgets and Adjustments. As soon as practicable and in any event (i) no later than sixty (60) days prior to the end of each Fiscal Year, an annual budget and projections for the Borrower and its Subsidiaries for the following Fiscal Year indicating consolidated projected balance sheets, cash flows, earnings and such other items as the Administrative Agent may reasonably request, in each case for such Fiscal Year and prepared in a manner consistent with the Budget for Fiscal Year 2000 described in clause (a) of the definition thereof and (b) within twenty (20) days after the end of each calendar month, an Adjusted Budget for the then current Fiscal Year.

         (e) Other Financial Information. Such other information regarding the operations, business affairs and financial condition of the Credit Parties and any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request.

         SECTION 7.2 Officer's Compliance Certificate; Pricing Certificate. At each time financial statements are delivered pursuant to Sections 7.1 (a), (b) or (c) and at such other times as the Administrative Agent shall reasonably request, a certificate of a Responsible Officer of the Borrower in the form of Exhibit G attached hereto (an "Officer's Compliance Certificate"); in addition, on or before the forty fifth
(45th) day following the end of each Fiscal Quarter, a Pricing Certificate demonstrating in reasonable detail the calculation of the Leverage Ratio as of the end of the Fiscal Quarter period then ended.

         SECTION 7.3 Reconciliation Statements. If, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 6.1(o), the Consolidated financial statements of the Borrower and its Subsidiaries delivered pursuant to Sections 7.1 (a), (b) or (c) will differ in any material respect from the Consolidated financial statements that would have been delivered pursuant to such sections had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to Sections 7.1 (a), (b) or (c) following such change, Consolidated financial statements of the Borrower and its Subsidiaries for (X) the current Fiscal Year to the effective date of such change and (Y) the two (2) full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to Sections 7.1(a), (b) or (c) following such change, if required by the Administrative Agent, a written statement of the chief accounting officer or chief financial officer of the Borrower setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Article IX) which would have resulted if such financial statements had been prepared without giving effect to such change;

         SECTION 7.4 Accountants' Certification. Together with each delivery of Consolidated financial statements of the Borrower and its Subsidiaries pursuant to Section 7.1(c) above, a written statement by the independent certified public accountants giving the report thereon stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, and (a) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Default that would not be disclosed in the course of their audit examination, or (b) stating that based on their audit examination nothing has come to their attention that causes them to believe that the Borrower failed to comply with the terms, covenants, provisions, or conditions of the Agreement insofar as they relate to accounting matters;

         SECTION 7.5 Accountants' Reports. Promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

         SECTION 7.6 Notice of Litigation and Other Matters. Prompt (but in no event later than five (5) Business Days after any Credit Party obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or before any arbitrator against or involving any Credit Party or any of their properties, assets or businesses that (i) seeks damages in excess of $100,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Employee Benefit Plan or Multiemployer Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Employee Benefit Plan or Multiemployer Plan, or 9iv) alleges the violation of any law regarding, or seeks remedies in connection with, any obligations, responsibilities or liabilities under any Environmental Laws;

         (b) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party;

         (c) any attachment, judgment, lien, levy or order that may be assessed against or threatened against any Credit Party which could reasonably be expected to have a Material Adverse Effect;

         (d) (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any other Material Contract to which any Credit Party is a party or by which any Credit Party or any of such Credit Party's respective property may be bound;

         (e) any violation of ERISA or any liability incurred under any Employee Benefit Plan or Multiemployer Plan;

         (f) any event which makes any of the representations set forth in
Section 6.1 inaccurate in any material respect (provided that all Schedules must be updated by the Credit Parties only at each Fiscal Quarter end by forwarding any such updates to the Administrative Agent with the applicable Officer's Compliance Certificate); and

         (g) any proposed amendment, change or modification to, or waiver of any provision of, or any termination of, any Material Contract.

         SECTION 7.7 Borrowing Base Certificates.

         (a) Borrowing Base Certificate. As soon as available and in any event within twenty (20) Business Days after the end of each calendar month ending after the Closing Date or at such additional times as the Administrative Agent may reasonably request, a Borrowing Base Certificate dated as of the last Business Day of such calendar month, together with any additional schedules and other information that the Administrative Agent may reasonably request (it being understood that the Borrower, in addition to such monthly Borrowing Base Certificates, may from time to time deliver to the Administrative Agent and the Lenders, on any Business Day after the Closing Date, a Borrowing Base Certificate dated as of such Business Day, together with any additional schedules and other information that the Administrative Agent may reasonably request. Promptly following receipt of each such Borrowing Base Certificate, the

Administrative Agent shall determine or, as the case may be, redetermine the Borrowing Base in accordance with the definition thereof, using the information contained in such Borrowing Base Certificate, and shall notify the Borrower of the Borrowing Base so determined and so redetermined. Each such Borrowing Base so determined or redetermined by the Administrative Agent shall remain in effect until notice of a redetermined Borrowing Base shall have been given by the Administrative Agent in accordance with the provisions of this Section 7.7.

         (b) Accounts; Monthly Aging. With respect to Borrower and its Subsidiaries, a monthly aging of Accounts outstanding aged from invoice due date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion.

         SECTION 7.8 SEC Filings and Press Releases. Promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to its security holders or by any Subsidiary of the Borrower to its security holders other than the Borrower or another Subsidiary of the Borrower, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by the Borrower or any of its Subsidiaries to the public concerning material developments in the business of the Borrower or any of its Subsidiaries;

         SECTION 7.9 Insurance. As soon as practicable after any material change in insurance coverage maintained by the Borrower and its Subsidiaries notice thereof to the Administrative Agent specifying the changes and reasons therefor.

         SECTION 7.10 Collateral Audit. Upon request of the Administrative Agent, the Administrative Agent shall have received an audit of all Accounts of the Borrower and its Subsidiaries, in form, scope and substance satisfactory to the Administrative Agent and the Lenders; provided that from and after the Closing Date, so long as no Default or Event of Default has occurred, the Borrower shall be required to pay for only one such audit in any twelve month period.

         SECTION 7.11 Other Information. With reasonable promptness, such other information and data with respect to Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.12, the Borrower will, and will cause each of its Subsidiaries to:

         SECTION 8.1 Preservation of Existence and Related Matters. Except as permitted by Section 10.5, preserve and maintain its separate corporate existence and all material rights, franchises, licenses and privileges necessary to the conduct of its business; and qualify and remain qualified and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.2 Maintenance of Property; Insurance; Application of Net Insurance/Condemnation Proceeds.

         (a) Maintenance of Properties. In addition to the requirements of any of the Security Documents, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition, other than ordinary wear and tear excepted all buildings, equipment and other tangible real and personal property, and from time to time make or cause to be made all renewals, replacements and additions to such property reasonably necessary for the conduct of its business.

         (b) Insurance. In addition to the requirements of any of the Security Documents, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses or as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request (i) a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby, and (ii) a certified copy of the policies of insurance. Each such policy of insurance shall (A) name the Administrative Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear and (B) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent for the benefit of the Lenders as the loss payee thereunder and provides for at least thirty
(30) days prior written notice to the Administrative Agent of any modification or cancellation of such policy.

         (c) Application of Net Insurance/Condemnation Proceeds.

                  (i) Business Interruption Insurance. Upon receipt by the Borrower or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (A) so long as no Event of Default or Default shall have occurred and be continuing, the Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds first, to prepay the Revolving Loans (without a corresponding reduction in the Revolving Loan Commitments) to the full extent thereof and second, to deposit the remaining proceeds in the Collateral Account to be disbursed for working capital purposes in accordance with the terms of the Security and Pledge Agreement, and (B) if an Event of Default or Default shall have occurred and be continuing, the Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in Section 2.3(b);

                  (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by the Borrower or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (A) so long as no Event of Default or Default shall have occurred and be continuing, the Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds first, to prepay the Revolving Loans (without a corresponding reduction in the Revolving Loan Commitments) to the full extent thereof and second, to deposit the remaining proceeds in the Collateral Account to be disbursed by the Administrative Agent to the Borrower to repair, restore or replace the assets in respect of which such Net Insurance/Condemnation Proceeds were received or for such other purposes permitted by the terms of this Agreement and acceptable to the Administrative Agent, in each case in accordance with the terms of the Security and Pledge Agreement; provided, however that if at any time the Administrative Agent reasonably determines that such repair, restoration or replacement cannot be completed with the Net Insurance/Condemnation Proceeds then held by the Administrative Agent for such purpose, together with funds otherwise available to the Borrower for such purpose, or that such repair, restoration or replacement cannot be completed within one hundred eighty (180) days after the receipt of such Net Insurance/Condemnation Proceeds, and if any such amounts remain on deposit in the Collateral Account after such one hundred eighty (180) day period, then the Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, apply such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in Section 2.3(b), and (B) if an Event of Default or Default shall have occurred and be continuing, the Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in Section 2.3(b).

                  (iii) Net Insurance/Condemnation Proceeds Received by the Administrative Agent. Upon receipt by the Administrative Agent of any Net Insurance/Condemnation Proceeds as loss payee, the Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, apply such Net Insurance/Condemnation Proceeds in the manner prescribed in Section 2.3(b), including to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) to the extent provided in such Section.

         SECTION 8.3 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 8.4 Payment and Performance of Obligations. Pay and perform (a) all Obligations, (b) all taxes, assessments and other governmental charges that may be levied or assessed upon it or its property (other than those being contested in good faith by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP) and (c) all other indebtedness, obligations and liabilities in accordance with customary trade practices the failure to make payment of which could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.5 Compliance With Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable or necessary to the conduct of its business including, without limitation, all Environmental Laws and all Governmental Approvals required thereunder.

         SECTION 8.6 Environmental Management. In addition to and without limiting the generality of Section 8.5, maintain its business premises (whether leased or owned in fee) free of any Hazardous Materials the removal of which is required under Environmental Laws; and adopt and maintain prudent management, disposal, clean-up and other practices as may be required by Environmental Laws for all other Hazardous Materials located on its business premises.

         SECTION 8.7 Compliance with ERISA. In addition to and without limiting the generality of Section 8.5, make timely payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to any Employee Benefit Plan; not take any action or fail to take action the result of which could be a material liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any material civil penalty under ERISA or material tax under the Code; furnish to the Administrative Agent upon the Administrative Agent's request such information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent; and operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under Section 4980B of the Code or any material liability to any qualified beneficiary as defined in Section 4980B of the Code.

         SECTION 8.8 Compliance With Agreements. Comply with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, all Material Contracts, where the failure to so comply could reasonably be expected to have a Material Adverse Effect.

         SECTION 8.9 Conduct of Business. Remain engaged primarily in the business of third party administration of healthcare, life and disability plans and the marketing of such plans and any other business reasonably related thereto, including the medical informatics business and cause the Inactive Subsidiaries to continue to have no assets, conduct no business and incur no liabilities.

         SECTION 8.10 Visits and Inspections. Permit representatives of the Administrative Agent and the Lenders, upon reasonable notice to the Borrower, from time to time during normal business hours, as often as may be reasonably requested, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its partners, principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 8.11 Dividends. To the extent necessary in order that the Borrower be able to make any payment required hereunder, cause its Subsidiaries to pay dividends or make other cash distributions to the Borrower.

         SECTION 8.12 Deposit Accounts and Cash Management Systems. Establish and maintain the cash management systems (the "Cash Management Systems") described below:

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         (a) The Borrower shall not, nor shall it permit any of its Subsidiaries to, establish or maintain any Deposit Account (other than Client Disbursement Accounts) with any financial institutions other than the Administrative Agent or a Lender.

         (b) The Borrower shall use and maintain each Deposit Account (other than any Client Disbursement Account) established with the Administrative Agent or a Lender, as the case may be, in a manner reasonably satisfactory to the Administrative Agent, and, no later than thirty (30) days after the Closing Date (which date may be extended by the Administrative Agent, in its sole discretion), to the extent required by the Administrative Agent, shall have entered into Cash Management Letters with the Administrative Agent or a Lender, as the case may be, in respect of such Deposit Account in form and substance reasonably satisfactory to the Administrative Agent; provided that the Deposit Accounts of the Borrower which are not established and maintained with the Administrative Agent shall only be Disbursement Accounts.

         (c) From and after the Closing Date, the Borrower shall deposit, and cause each of its Subsidiaries to deposit, on each Business Day, all Daily Receipts into the applicable Deposit Account; provided that the Daily Receipts representing funds owned beneficially by clients of Borrower and its Subsidiaries (other than Borrower or any of its Affiliates) shall be deposited only in Client Disbursement Accounts and shall not be deposited in any other Deposit Account or commingled with any other Daily Receipts of the Borrower or any of its Subsidiaries.

         (d) From and after the Closing Date, on each Business Day, all collected funds on deposit in each Deposit Account (other than the Client Disbursement Accounts) in excess of $4,000,000 in the aggregate shall be transferred to the Collection Account. All available funds on deposit in the Collection Account shall be applied on a daily basis by the Administrative Agent to the prepayment of Revolving Loans then outstanding, in accordance with the provisions of Section 2.3(b)(iii)(H).

         SECTION 8.13 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

                                   ARTICLE IX

                               FINANCIAL COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, the Borrower will not:

         SECTION 9.1 Minimum Total Revenue . Permit Total Revenues as of the last day of each calendar month for the three month period then ended to be less than ninety percent (90%) of the Total Revenue set forth in the Adjusted Budget for such three (3) month period.

         SECTION 9.2 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of (i) the second Fiscal Quarter of Fiscal Year 2000 of the Borrower for

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the four (4) Fiscal Quarter period then ended to be less than 0.4 to 1.00, (ii)
the third Fiscal Quarter of Fiscal Year 2000 of the Borrower for the four (4) Fiscal Quarter period thereafter to be less than 1.00 to 1.00, and (iii) any Fiscal Quarter of the Borrower thereafter for the four (4) Fiscal Quarter periods then ended to be less than 1.25 to 1.00.

         SECTION 9.3 Minimum EBITDA. Permit EBITDA as of the last day of each calendar month for the three month period then ended to be less than ninety percent (90%) of the aggregate EBITDA set forth in the Adjusted Budget for such three (3) month period

         SECTION 9.4 Maintenance Capital Expenditures. Make or incur any Maintenance Capital Expenditures in any Fiscal Quarter commencing with the second Fiscal Quarter of the Fiscal Year 2000 in an aggregate amount in excess of $1,500,000; provided that to the extent that Maintenance Capital Expenditures permitted for any such Fiscal Quarter exceed actual Maintenance Capital Expenditures for such Fiscal Quarter, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Quarter (the "Maintenance Carry Over Amount") in addition to the amount otherwise permitted; provided, however, that the Maintenance Carry Over Amount may only be carried forward for two (2) consecutive Fiscal Quarters and not beyond and all amounts used for Maintenance Capital Expenditures in any Fiscal Quarter shall be deemed to count first against any Maintenance Carry Over Amount and then against any remaining amount permitted for any such Fiscal Quarter; provided further, however, that in no event shall the amount of Maintenance Capital Expenditures for any twelve
(12) month period exceed $3,500,000.

         SECTION 9.5 Special Projects Capital Expenditures. Make or incur any Special Projects Capital Expenditures (a) in any Fiscal Quarter during Fiscal Year 2000 commencing with the second such Fiscal Quarter in an aggregate amount in excess of $1,500,000; and (b) in any Fiscal Quarter during Fiscal Year 2001 in an aggregate amount in excess of $500,000; provided that to the extent that Special Projects Capital Expenditures permitted for any such Fiscal Quarter in clause (a) or (b) above exceed actual Special Projects Capital Expenditures for such Fiscal Quarter, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Quarter (the "Special Projects Carry Over Amount") in addition to the amount otherwise permitted; provided, however, that the Special Projects Carry Over Amount may only be carried forward for two (2) consecutive Fiscal Quarters and not beyond and all amounts used for Special Projects Capital Expenditures in any Fiscal Quarter shall be deemed to count first against any Special Projects Carry Over Amount and then against any remaining amount permitted for any such Fiscal Quarter; provided further, however, that in no event shall the aggregate amount of Special Projects Capital Expenditures (i) for the Fiscal Year 2000 exceed $6,000,000 and (ii) for any twelve (12) month period thereafter exceed $6,000,000.

                                   ARTICLE X

                               NEGATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.12 hereof, the Borrower has not and will not permit any of its Subsidiaries to:

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         SECTION 10.1 Limitations on Indebtedness. Create, incur, assume or suffer to exist, directly or indirectly, any Indebtedness other than:

         (a) the Obligations;

         (b) existing Indebtedness described as of the Closing Date on Part B of
Schedule 6.1(t) hereto and not otherwise permitted pursuant to this Section 10.1 or Section 10.2 (but no extensions, increases, renewals, refinancings or modifications thereof);

         (c) Indebtedness under any Hedging Agreement reasonably acceptable to the Administrative Agent; and

         (d) purchase money Indebtedness of the Borrower incurred to finance the acquisition of any assets that would, in accordance with GAAP be required to be classified or accounted for as a capital asset on the balance sheet of the Borrower so long as such acquisition is permitted pursuant to and included in the calculation of the covenant set forth in Section 9.4.

         SECTION 10.2 Limitations on Guaranty Obligations. Other than Guaranty Obligations created by the Loan Documents, create, incur, assume or suffer to exist, directly or indirectly, any Guaranty Obligations, except indemnity obligations under surety or fidelity insurance coverage (i) set forth on Part A of Schedule 6.1(t) and (ii) incurred in the ordinary course of business; provided that the aggregate amount of such indemnity obligations pursuant to clauses (i) and (ii) does not exceed $15,000,000.

         SECTION 10.3 Liens and Related Matters.

         (a) Prohibition on Liens. Create, incur, assume or permit to exist, directly or indirectly, any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except:

                  (i) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

                  (ii) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

                  (iii) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation,

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unemployment insurance or similar claims or to secure the performance of tenders, bids, contracts, statutory obligations and other similar obligations;

                  (iv) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

                  (v) purchase money Liens securing any purchase money Indebtedness permitted under Section 10.1(d); provided, that the Lien attaches only to the asset being purchased and does not exceed one hundred percent (100%) of the purchase price of such asset;

                  (vi) Liens in favor of the Administrative Agent for the benefit of itself and the Lenders arising under the Loan Documents;

                  (vii) Liens not otherwise permitted by this Section 10.3 and in existence on the Closing Date (i) listed on Schedule 6.1(s) and (ii) which may be reflected on the Lien search reports to be delivered to the Administrative Agent and the Lenders after the Closing Date as described on
Schedule 6.1(s) to the extent that such Liens evidence the interests of lessors under Capital Leases (as long as the corresponding Capital Lease Obligation is otherwise permitted hereunder) and operating leases, in each case in the property subject to such lease, and such other Liens as permitted by the Administrative Agent and Required Lenders; and

                  (viii) extensions, renewals or replacements of any Lien referred to in clauses (i) through (vii) above provided that such extension, renewal or replacement is limited to the property originally encumbered thereby.

         (b) No Further Negative Pledges. Enter into any agreement prohibiting the creation or assumption of any Lien upon any of their respective properties or assets, whether now owned or hereafter acquired, except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale.

         (c) No Restrictions on Subsidiary Distributions to the Borrower or Other Subsidiaries. Except as provided herein, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any other Subsidiary of the Borrower, (ii) repay or prepay any Obligation owed by such Subsidiary to the Borrower or any other Subsidiary of the Borrower, (iii) make loans or advances to the Borrower or any other Subsidiary of the Borrower or (iv) transfer any of its property or assets to the Borrower or any other Subsidiary of the Borrower.

         SECTION 10.4 Limitations on Loans, Advances, Investments and Acquisitions. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, partnership or joint venture interests or any other Securities of any other Person (including without limitation the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a material portion of the assets of any other

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

Person or any other investment or interest whatsoever in any other Person; or make or permit to exist any loans, advances or extensions of credit to, or any accounts or notes receivable from, or any investment in cash or by delivery of property in, any Person; or enter into any commitment or option in respect of the foregoing, except:

         (a) investments in treasury bills, certificates of deposits and bankers acceptances of banks with capital and surplus in excess of $500,000,000, open market commercial paper maturing within ninety (90) days and having the highest or second highest rating of either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, a Division of McGraw-Hill Corporation, (provided that the fair market value of any investment in such commercial paper having the second highest rating of Moody's Investor Service or third highest rating of Standard & Poor's Ratings Group, a Division of McGraw-Hill Corporation shall not exceed ten percent (10%) of the fair market value of all commercial paper investments permitted by this paragraph (b)), commercial paper and governmental securities repurchase obligations issued by banks with capital and surplus in excess of $500,000,000 and money market mutual funds and accounts containing solely the investments permitted under this clause (a);

         (b) investments in Subsidiary Guarantors and, to the extent existing on the date hereof, investments in Retail Card and Harrington and the other loans advances and investments set forth in Schedule 10.4; provided however that, neither the Borrower nor any of its Subsidiaries shall at any time be obligated to any Person with respect to the assets, activities or liabilities of Retail Card or Harrington; provided further that Retail Card shall be wound down and dissolved no later than December 31, 2000; provided however that Borrower and its Subsidiaries may make and be obligated to make additional investments in Retail Card in an amount not to exceed $100,000 in the aggregate;

         (c) trade accounts created in the ordinary course of business;

         (d) deposits for utilities under security deposits, leases and similar prepaid expenses incurred in the ordinary course of business; and

         (e) loans and advances to employees (i) in connection with reasonable travel and business expenses in the ordinary course of business in an aggregate amount not in excess of $50,000 outstanding at any time or (ii) as permitted by
Section 10.9.

         SECTION 10.5 Limitations on Mergers and Liquidation. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself or suffer any liquidation or dissolution except any Wholly-Owned Subsidiary of the Borrower may merge into the Borrower or with any other Wholly-Owned Subsidiary thereof (provided that a Credit Party is the surviving entity).

         SECTION 10.6 Restrictions on Sale of Assets, etc. Sell, lease, transfer, assign, exchange or otherwise dispose of any of its assets (including, without limitation, accounts receivable and any transaction the primary purpose of which is to accomplish the sale-leaseback of any asset) or liquidate, dissolve or enter into any transaction for the purpose of winding up its business affairs other than (a) the sale of obsolete assets no longer used in the business of the Borrower or applicable Subsidiary having a fair market value not in excess of $250,000 in the

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

aggregate and (b) with the prior written consent of Required Lenders, sales of other assets (each, an "Asset Sale") the proceeds of which Asset Sales shall be applied as required by Section 2.3(b)(iii)(A) or Section 4.4.

         SECTION 10.7 Limitations on Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower now or hereafter outstanding, and (d) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

         SECTION 10.8 Limitations on Exchange and Issuance of Capital Stock. Issue, sell or otherwise dispose of any class or series of capital stock or similar equity interests that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Indebtedness or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due.

         SECTION 10.9 Transactions with Affiliates. Directly or indirectly, (a) make any loan or advance to, or purchase, assume or guarantee any note or other obligation to or from, any of its officers, partners or other Affiliates, or to or from any member of the immediate family of any of its officers, partners or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except with respect to each such clause (a) and (b) pursuant to the reasonable requirements of its business (it being hereby agreed that loans to executive officers of the Borrower or its Subsidiaries not to exceed at any one time in an aggregate outstanding principal amount of $500,000 are pursuant to the reasonable requirements of the Borrower's business) and upon fair and reasonable terms that are fully disclosed to the Administrative Agent and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 10.10 Certain Accounting Changes. Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices for the purposes of compliance with the Loan Documents, subject to the provisions of
Section 13.10.

         SECTION 10.11 Restrictive Agreements. Enter into any agreement which contains any covenants materially more restrictive than the provisions of Articles VIII, IX and X hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets.

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

         SECTION 10.12 Material Contracts. Amend, modify, cancel, terminate or otherwise make any change in any Material Contract in any manner that could reasonably be expected to have a Material Adverse Effect.

         SECTION 10.13 Sales and Lease-Backs. Become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) that the Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than the Borrower or any of its Subsidiaries) or (b) that the Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to any Person (other than the Borrower or any of its Subsidiaries) in connection with such lease.

         SECTION 10.14 Conduct of Business. From and after the Closing Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries on the Closing Date and similar or related businesses. Notwithstanding anything in this Agreement to the contrary, Borrower shall not permit any Inactive Subsidiary to engage in any business, acquire any assets or become obligated with respect to any liabilities.

         SECTION 10.15 Organizational Documents. Amend its (a) articles of organization or certificate of formation, as applicable, or (b) bylaws or operating agreement or other equivalent, if applicable, in a manner which could reasonably be expected to have a material adverse effect on the Administrative Agent or Lenders or such Credit Party's duty or ability to repay the Obligations.


                                   ARTICLE XI

                              DEFAULT AND REMEDIES

         SECTION 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or the Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration, notice of voluntary prepayment, mandatory prepayment or otherwise).

         (b) Other Payment Default. The Borrower shall default in the payment when and as due (whether at maturity, by reason of notice of voluntary prepayment, mandatory prepayment, acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation (other than as specifically provided for otherwise in Section 11.1(a)) and such default shall continue unremedied for five (5) Business Days after the due date thereof.

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         (c) Misrepresentation. Any representation or warranty made or deemed to be made by any Credit Party under this Agreement, any Loan Document or Security Document, or any amendment supplement or other modification hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

         (d) Default in Performance of Certain Covenants. Any Credit Party shall
(i) default in the performance or observance of any covenant or agreement contained in Sections 2.6, 7.1, 7.2, 7.3(d) or Articles IX or X of this Agreement or (ii) default in any material respect of the performance or observance of any covenant or agreement contained in Section 9 of the Security and Pledge Agreement.

         (e) Default in Performance of Other Covenants and Conditions. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) an officer of such Credit Party becoming aware of such default and (ii) written notice thereof has been given to the Borrower by the Administrative Agent.

         (f) Indebtedness Cross-Default. Any Credit Party shall (i) default in the payment of any Indebtedness (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which is in excess of $100,000 beyond the period of grace (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which is in excess of $100,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or the Administrative Agent on behalf of such holder or holders) to cause, with the giving or receiving of notice, lapse of time, or both, or otherwise, any such Indebtedness to become due prior to its stated maturity.

         (g) Other Cross-Defaults; Cancellation and Termination. The Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract (other than the Credit Agreement) the breach of which could have a Material Adverse Effect. Any Carrier Contract or other agreement to which the Borrower or any Subsidiary thereof is a party or any group of such Carrier Contracts or agreements which individually or in the aggregate generated an amount equal to or greater than fifteen percent (15%) of the Total Revenue of the Borrower and its Subsidiaries (determined on a consolidated basis) for the Fiscal Quarter ending on or most recently ended prior to any date of determination shall be canceled or terminated during the term of the Credit Facility.

         (h) Change of Control. (i) the Borrower shall cease to own beneficially and control one hundred percent (100%) of the economic and voting rights associated with all of the stock or other equity securities of each of its Subsidiaries free and clear of any Liens (except as created by the Security and Pledge Agreement and except pursuant to an Asset Sale permitted under Section 10.6) or (ii) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more

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series of transactions of more than twenty percent (20%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower or more than such percentage of the issued and outstanding common stock of the Borrower.

         (i) Voluntary Bankruptcy Proceeding. Any Credit Party shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due;
(vi) make a general assignment for the benefit of creditors; or (vii) take any corporate or similar action for the purpose of authorizing any of the foregoing.

         (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for the adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any such Person or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (k) Failure of Agreements. Any material provision of this Agreement or of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or shall be declared null and void, or any Credit Party shall so state in writing, or shall deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Loan Document to which it is a party, or any Security Document shall for any reason cease to create a valid and perfected First Priority Lien on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

         (l) Judgment or Attachment. Any final judgments or orders for the payment of money which exceed $500,000 in an amount individually or in the aggregate shall be entered against any Credit Party by any court or warrants or writs of attachment or execution or similar processes shall be issued against any property of the any Credit Party which exceeds $500,000 in value individually or in the aggregate and such judgments or order warrants or processes as applicable, shall continue undischarged or unstayed for a period of forty-five (45) days.

         (m) Loss of License. Any license for third party administration or utilization review services of the Borrower or any Subsidiary thereof shall be revoked, canceled or otherwise terminated, which event could reasonably be expected to have a Material Adverse Effect.

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         SECTION 11.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

         (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans and the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 11.1(i) or (j), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

         (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit in the Collateral Account an amount equal to one hundred five percent (105%) of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts deposited under this Section 11.2(b) and held in the Collateral Account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations in each case in accordance with the Security and Pledge Agreement.

         (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

         SECTION 11.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

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                                  ARTICLE XII

                              ADMINISTRATIVE AGENT

         SECTION 12.1 Appointment.

         (a) Appointment of Administrative Agent. Each of the Lenders hereby irrevocably designates and appoints First Union as the Administrative Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes First Union as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

         (b) Appointment of Supplemental Collateral Agents. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

         In the event that the Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 12 and Section 13.2 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

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

         Should any instrument in writing from the Borrower or any other Credit Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Credit Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent.

         SECTION 12.2 Delegation of Duties. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

         SECTION 12.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Credit Parties.

         SECTION 12.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 13.11 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document,

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

all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and all future holders of the Notes.

         SECTION 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

         SECTION 12.6 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

         SECTION 12.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrower or the Subsidiary Guarantors and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

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

disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 12.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 12.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 12.9 Resignation of the Administrative Agent; Successor Administrative Agent. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 12.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         SECTION 12.10 Security Documents and Guaranties. Each Lender hereby further authorizes the Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Security Document as secured party and to be the agent for and representative of Lenders, and each Lender agrees to be bound by the terms of each Security Document; provided that the Administrative Agent shall not (a) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Security Document or (b) release any Collateral (except as otherwise expressly permitted or required pursuant to the

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

terms of this Agreement or the applicable Security Document), in each case without the prior consent of the Required Lenders (or, if required pursuant to Section 13.12, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, the Administrative Agent may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which the Required Lenders have otherwise consented or (ii) release any Subsidiary Guarantor from the Subsidiary Guaranty Agreement if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of the Borrower) pursuant to a sale or other disposition permitted hereunder or to which the Required Lenders have otherwise consented.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1 Notices.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested; provided that notices to the Administrative Agent shall not be effective until received. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to the Borrower:        HealthPlan Services Corporation
                                    3501 Frontage Road
                                    Tampa, Florida  33607
                                    Attention:  Phillip S. Dingle, President,
                                     Chief Operating Officer
                                    Telephone No.: 813/289-1000
                                    Telecopy No.: 813/289-0490

         With a copy to:            Fowler, White, Gillen, Boggs,
                                     Villareal and Banker, P.A.
                                    501 East Kennedy Blvd.
                                    Tampa, Florida  33601
                                    Attention:  David C. Shobe, Esquire
                                    Telephone No.: 813/228-7411
                                    Telecopy No.: 813/229-9401

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

         If to First Union as       First Union National Bank
            Administrative Agent:   One First Union Center, TW-10
                                    301 South College Street
                                    Charlotte, North Carolina  28288-0608
                                    Attention:  Syndication Agency Services
                                    Telephone No.: 704/374-2698
                                    Telecopy No.: 704/383-0288

         With a copy to:            The address of First Union set forth on
                                    Schedule 1.1(b) hereto; and

                                    O'Melveny & Myers LLP
                                    153 East 53rd Street
                                    New York, New York  10022-4611
                                    Attention:  Adam Harris, Esquire
                                    Telephone No.:  212/326-2182
                                    Telecopy No.:   212/326-2061

         If to any Lender:          To the Address set forth on  Schedule 1.1(b)
                                    hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and the Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

         SECTION 13.2 Expenses; Indemnity.

         (a) Expenses. The Borrower will (i) promptly pay all out-of-pocket expenses of the Administrative Agent in connection with: (A) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation all out-of-pocket due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent, (B) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of the financial advisors to and counsel for the Administrative Agent, (C) all the costs of furnishing all opinions by counsel for the Borrower (including any opinions requested by the Administrative Agent or Lenders as to any legal matters arising hereunder) and of the Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; and (D) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of the Administrative Agent on behalf of Lenders pursuant to any Security Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and reasonable fees, expenses and disbursements of counsel to the Administrative Agent and of counsel providing any opinions that the Administrative Agent or Required Lenders may request in respect of the Security Documents or the Liens created pursuant thereto; and (ii)

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promptly pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes or any other Loan Document (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty Agreement) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings, in each case including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons.

         (b) Indemnity. The Borrower agrees to defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not any such Person shall be designated as a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, the Loans or Letters of Credit or the use of the proceeds thereof, any claim under Environmental Laws or any Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of the Borrower or any of its Subsidiaries, in each case including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor. In addition, the Borrower will pay all out-of-pocket expenses of the Administrative Agent in connection with prosecuting or defending any claim in any way arising out of, related to, connected with, or enforcing any provision of, this Agreement or any of the other Loan Documents, which expenses shall include the fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent and the Lenders.

         SECTION 13.3 Stamp and Other Taxes. The Borrower will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the other Loan Documents or the perfection of any rights thereunder.

         SECTION 13.4 Set-off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.11 are hereby authorized by the Borrower at any time or from time to time, without prior notice to the Borrower or to any other Person, any such prior notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured excluding government

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securities required by Applicable Law to be held as security for worker's compensation and similar) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

         SECTION 13.5 Governing Law. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

SECTION 13.6 Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA, IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN SECTION 13.1. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE IN THIS SECTION 13.6. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. NOTHING IN THIS SECTION 13.6 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

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

         SECTION 13.7 Waiver of Jury Trial; Binding Arbitration.

         (a) Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing of any and all Disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         (b) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement, the Notes or any other Loan Documents ("Disputes"), between or among parties to this Agreement, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and to the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and
(iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 13.8 Marshalling; Reversal of Payments. Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral for the Borrower's benefit which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 13.9 Injunctive Relief; Punitive Damages.

         (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its respective obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Administrative Agent, the Lenders and the Borrower (on behalf of itself and its Subsidiaries) hereby agree that the Borrower shall not have a remedy of punitive or exemplary damages against any other party to a Loan Document and the Borrower hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         The Borrower shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         SECTION 13.10 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrower or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 13.11 Successors and Assigns; Participations.

         (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Assignment by the Lenders. Each Lender may, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Commitments, Letters of Credit or participations therein, Loans or other obligations at the time owing to it and the Notes held by it); provided that:

                  (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

                  (ii) if less than all of the assigning Lender's Commitments, Loans, Letters of Credit or participations therein and other Obligations of such assigning Lender hereunder is to be assigned, the portion so assigned shall not be less than $5,000,000;

                  (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit I attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

                  (iv) such assignment shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

                  (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,500 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof.

         Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

         (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

         (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and record the information contained therein in the Register.

         (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit H:

                  (i) accept such Assignment and Acceptance;

                  (ii) record the information contained therein in the Register;

                  (iii) give prompt notice thereof to the Lenders and the Borrower; and

                  (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

         Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Notes, a new Term Note, Revolving Note, and L/C Note to the order of such Eligible Assignee in amounts equal to the Term Loans, Revolving Loan Commitment, and L/C Notes assumed by it pursuant to such Assignment and Acceptance and a new Term Note, Revolving Note and L/C Note to the order of the assigning Lender in an amount equal to the Term Loans, Revolving Loan Commitment, and L/C Notes retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the corresponding aggregate principal amounts of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrower.

         (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Commitments, Letters of Credit or participations therein, Loans or other obligations at the time owing to it and the Notes held by it); provided that:

                  (i) each such participation shall be in an amount not less than $3,000,000 unless such participation is to an Affiliate in which case no minimum amount shall be required;

                  (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged;

                  (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

                  (v) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                  (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitments, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

                  (vii) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

         (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrower obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided, that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent and the Lenders may disclose any such information to their counsel and accountants and to the extent they reasonably believe that such disclosure is required by law or requested by any regulatory authority. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 13.11, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrower or such Lender to preserve the confidentiality of any confidential information relating to the Borrower received from such Lender.

         (h) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

         SECTION 13.12 Amendments, Waivers and Consents. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents (other than any Hedging Agreement, the terms and conditions of which may be amended, modified and waived by the parties thereto) may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall

(a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit, (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or any fees or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) release any material portion of the Collateral or release any Security Document (other than as specifically permitted or contemplated in this Agreement or the applicable Security Document) or (g) amend the provisions of this Section 13.12 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of (a)
Article XII shall be made without the written consent of the Administrative Agent and (b) Article III without the written consent of the Issuing Lender.

         SECTION 13.13 Performance of Duties. The Credit Parties' obligations under this Agreement and each of the Loan Documents shall be performed by the Credit Parties at their sole cost and expense.

         SECTION 13.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         SECTION 13.15 Survival Agreements. Notwithstanding anything in this Agreement or implied by law to the contrary, (a) the agreements of the Borrower set forth in Sections 4.7, 4.9, 3.7(a), 13.2, and 13.3, (b) any other indemnities of the Borrower to which the Administrative Agent and/or Lenders are entitled under this Agreement and the other Loan Documents, and (c) the agreements of Lenders set forth in Sections 4.5, 12.3 and 12.7 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

         SECTION 13.16 Construction of Agreement. Each of the parties hereto acknowledges that it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, that it has had full and fair opportunity to review and revise the terms of this Agreement, and that this Agreement has been drafted jointly by all of the parties hereto. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party.

         SECTION 13.17 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 13.18 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 13.19 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. It is the intention of each of the parties hereto that all indebtedness of the Borrower under the Existing Agreement be continued hereunder, that the Existing Agreement be amended and restated to reflect such continuation and to preserve the perfection and priority of all security interests securing such indebtedness under the Existing Agreement and the other Loan Documents, and that all indebtedness and obligations of the Borrower and its Subsidiaries hereunder and thereunder shall be secured by the Security Documents. This Agreement constitutes an amendment and restatement of the Existing Agreement made under the terms of Section 9.7 thereof, and is not intended by the parties to constitute a novation or refinancing of the Notes. Notwithstanding the use of the terms "Loan" or "Loans" to denote the interest of an individual Lender under this Agreement, no construction shall be applied so as to defeat such intention of the parties. Unless and until all the conditions set forth in Section 5.2 have been satisfied or waived by the Administrative Agent or the Lenders, the Existing Agreement shall remain in full force and effect without giving effect to the amendments set forth herein, as if this Second Amended and Restated Credit Agreement shall have never been executed and delivered. Any references in the Loan Documents to specific section numbers of the Existing Agreement or to specific Schedules or Exhibits thereof shall be deemed to refer to the appropriate section numbers of this Agreement (however numbered) corresponding to the specific numbered sections of the Existing Agreement or to the appropriate Schedules or Exhibits hereof (however identified) corresponding to the specific Schedules or Exhibits of the Existing Agreement.

         SECTION 13.20 Term of Agreement.

         (a) This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         (b) The Credit Parties expressly acknowledge and agree that each covenant contained in Articles VII, VIII, IX and X hereof shall be given independent effect. Accordingly, no Credit Party shall engage in any transaction or other act otherwise permitted under any covenant contained in any such
Article if, before or after giving effect thereto, such Credit Party shall or would be in breach of any other covenant contained in any such Article.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized representatives, all as of the day and year first written above.



                                    BORROWER:

[CORPORATE SEAL]                    HEALTHPLAN SERVICES CORPORATION

                                    By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                    Name: Phillip S. Dingle
                                          --------------------------------------
                                    Title: President, Chief Operating Officer
                                          --------------------------------------

                                    LENDERS:


                          FIRST UNION NATIONAL BANK, individually and as Administrative Agent


                          By: /s/ Matthew Berk
                             ---------------------------------------------------
                               Name: Matthew Berk
                                    --------------------------------------------
                               Title: Authorized Officer
                                     -------------------------------------------


                          CREDIT LYONNAIS, NEW YORK BRANCH


                          By: /s/ John-Charles Van Essche
                             ---------------------------------------------------
                               Name: John-Charles Van Essche
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------


                          SUNTRUST BANK, TAMPA BAY


                          By: /s/ Samuel M. Ballesteros
                             ---------------------------------------------------
                               Name: Samuel M. Ballesteros
                                    --------------------------------------------
                               Title: Director
                                     -------------------------------------------


                          FLEET NATIONAL BANK


                          By: /s/ Thomas Engels
                             ---------------------------------------------------
                               Name: Thomas Engels
                                    --------------------------------------------
                               Title: Sr. Vice President
                                     -------------------------------------------


                          SOUTHTRUST BANK, NATIONAL ASSOCIATION


                          By: /s/ Andy Raine
                             ---------------------------------------------------
                               Name: Andy Raine
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------

                          COOPERATIEVE CENTRALE RAIFFEISEN-
                          BOERENLEENBANK B.A. "RABOBANK
                          NEDERLAND", NEW YORK BRANCH


                          By: /s/ Terrell Boyle      /s/ Nancy J. O'Connor
                             ---------------------------------------------------
                               Name: Terrell Boyle          Nancy J. O'Connor
                                    --------------------------------------------

                               Title: Vice President     Vice President
                                     -------------------------------------------


                          BANK OF AMERICA, N.A.

                          By: /s/ Joseph M. Martens
                             ---------------------------------------------------
                               Name: Joseph M. Martens
                                    --------------------------------------------
                               Title: Senior Vice President
                                     -------------------------------------------


                          AMSOUTH BANK

                          By: /s/ William R. Hoog
                             ---------------------------------------------------
                               Name: William R. Hoog
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------


                          HIBERNIA NATIONAL BANK

                          By:  /s/ Christopher Pitre
                             ---------------------------------------------------
                               Name: Christopher Pitre
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------


                          THE FIFTH THIRD BANK OF COLUMBUS

                          By: /s/ Mark Ransom
                             ---------------------------------------------------
                               Name: Mark Ransom
                                    --------------------------------------------
                               Title: Vice President
                                     -------------------------------------------

EXHIBITS


Exhibit A         -        Form of Term Note
Exhibit B         -        Form of Amended and Restated Revolving Note
Exhibit C         -        Form of L/C Note
Exhibit D         -        Form of Notice of Borrowing
Exhibit E         -        Form of Borrowing Base Certificate
Exhibit F         -        Notice of Prepayment
Exhibit G         -        Form of Officer's Compliance Certificate
Exhibit H         -        Form of Assignment and Acceptance
Exhibit I         -        Form of Security and Pledge Agreement
Exhibit J         -        Form of Subsidiary Guaranty Agreement
Exhibit K         -        Form of Notice of Account Designation



SCHEDULES


Schedule 1.1(a)   -        Carrier Contracts
Schedule 1.1(b)   -        Lenders and Commitments
Schedule 1.1(c)   -        Existing Letters of Credit
Schedule 1.1(d)   -        Inactive Subsidiaries
Schedule 6.1(a)   -        Jurisdictions of Organization and Qualification
Schedule 6.1(b)   -        Subsidiaries and Capitalization
Schedule 6.1(i)   -        ERISA Plans
Schedule 6.1(1)   -        Material Contracts
Schedule 6.1(m)   -        Labor and Collective Bargaining Agreements
Schedule 6.1(r)   -        Real Property
Schedule 6.1(s)   -        Liens
Schedule 6.1(t)   -        Indebtedness and Guaranty Obligations
Schedule 6.1(u)   -        Litigation
Schedule 6.1(bb   -        Deposit Accounts
Schedule 9.5      -        Special Projects Capital Expenditures
Schedule 10.4     -        Existing Loans, Advances and Investments


[AS REQUIRED BY APPLICABLE LAW, THE COMPANY WILL FURNISH SUPPLEMENTALLY ANY OMITTED EXHIBIT OR SCHEDULE UPON REQUEST]

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                                  SECURITY AND

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

                  This SECURITY AND SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is dated as of June 8, 2000 and entered into by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Borrower"), each of THE UNDERSIGNED SUBSIDIARIES of the Borrower (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively the "Subsidiary Grantors") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 22 hereof (each of the Borrower, each Subsidiary Grantor, and each Additional Grantor being a "Grantor" and collectively the "Grantors") and FIRST UNION NATIONAL BANK, as administrative agent for and representative of (in such capacity herein called "Secured Party") the financial institutions (the "Lenders") party to the Credit Agreement referred to below and any Interest Rate Hedgers (as hereinafter defined).

                                 R E C I T A L S
                                 ---------------

                  WHEREAS, pursuant to the Second Amended and Restated Credit Agreement dated as of June 8, 2000 (said Second Amended and Restated Credit Agreement as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the financial institutions listed therein as Lenders, and First Union, as the Administrative Agent (in such capacity, "Administrative Agent"), Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to restructure the credit facilities outstanding under the Existing Agreement on the terms and conditions of the Credit Agreement;

                  WHEREAS, the Borrower may from time to time enter, or may from time to time have entered, into one or more Hedging Agreements (collectively, the "Lender Hedging Agreements") with one or more Persons that are Lenders or Affiliates of the Lenders at the time such Lender Hedging Agreements are entered into (in such capacity, collectively, "Interest Rate Hedgers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Borrower under the Lender Hedging Agreements, including without limitation the obligation of the Borrower to make payments thereunder in the event of early termination thereof, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be secured hereunder;

                  WHEREAS, the Borrower and the Administrative Agent are party to that certain Amended and Restated Pledge Agreement dated as of May 1, 1998 (as amended by the Supplement to Pledge Agreement dated as of May 15, 1998 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Borrower Pledge Agreement");

                  WHEREAS, HealthPlan Services, Inc., a Florida corporation and a Subsidiary of the Borrower ("HPSI"), and the Administrative Agent are party to that certain Amended and

Restated Pledge Agreement dated as of May 1, 1998 (as amended by the Pledge Agreement Supplement dated as of June 16, 1998, the Pledge Agreement Supplement dated as of February 16, 2000, the Pledge Agreement Confirmation and Supplements dated as of February 16, 2000 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "HPSI Pledge Agreement"; together with the Borrower Pledge Agreement, the "Existing Pledge Agreements");

                  WHEREAS, certain of the Subsidiary Grantors are party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of May 1, 1998, certain of the Subsidiary Grantors are party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of May 15, 1998, certain of the Subsidiary Grantors are party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of June 16, 1998, and certain of the Subsidiary Grantors are party to those certain Amended and Restated Subsidiary Guaranty Agreements dated as of February 16, 2000 (as each agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, an "Existing Subsidiary Guaranty Agreement", and collectively, the "Existing Subsidiary Guaranty Agreements");

                  WHEREAS, pursuant to the Nonwaiver and Standstill Agreement dated as of February 11, 2000, as amended by the Extension of Nonwaiver and Standstill Agreement dated as of March 17, 2000, and the Second Extension of Nonwaiver and Standstill Agreement dated as of April 13, 2000 (the "Nonwaiver and Standstill Agreement"), the Lenders party to the Existing Agreement agreed to, among other things, defer the exercise of remedies under the Existing Agreement with respect to certain existing defaults and events of defaults thereunder for a limited period;

                  WHEREAS, it is a condition precedent to Lenders' willingness to forego the exercise of remedies under the Existing Agreement in respect of the existing defaults thereunder identified in the Nonwaiver and Standstill Agreement and to restructure the credit facilities outstanding under the Existing Agreement as set forth in the Credit Agreement that (i) the Borrower and HPSI shall continue the grant of a security interest in the pledged collateral pledged under the Existing Pledge Agreements and shall have agreed to amend and restate in their entirety the Existing Pledge Agreements as set forth herein, (ii) the Grantors listed on the signature pages hereof shall have granted to the Secured Party a First Priority Lien on substantially all of their respective personal property, including a pledge of all of the capital stock of their respective Subsidiaries to the extent not previously pledged, and (iii) the Grantors listed on the signature pages hereof shall have undertaken the obligations contemplated by this Agreement; and

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Subsidiary Grantors have executed and delivered that certain Second Amended and Restated Subsidiary Guaranty Agreement dated the date hereof (said Second Amended and Restated Subsidiary Guaranty Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty Agreement") in favor of Secured Party for the benefit of Lenders and any Interest Rate Hedgers, which Subsidiary Guaranty Agreement amends and restates in their entirety the Existing Subsidiary Guaranty Agreements and pursuant to which each Subsidiary Grantor has guarantied and continues to guaranty, as applicable, the prompt payment and performance when due of all obligations of the Borrower under the Credit Agreement and all obligations of the

Borrower under the Lender Hedging Agreements, including without limitation the obligation of the Borrower to make payments thereunder in the event of early termination thereof.

                  NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to agree to maintain and make the Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Hedgers to enter into and maintain the Lender Hedging Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

                  Section 1.   Grant of Security.
                               ------------------

                  Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party, a security interest in all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

                  (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  (b) all inventory in all of its forms, including but not limited to (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

                  (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

                  (d) all deposit accounts ("Deposit Accounts") including the restricted deposit account established and maintained by Secured Party pursuant to Section 12 (the "Collateral Account") and the subaccounts of the Collateral Account established and maintained by Secured Party pursuant to Section 12 (collectively, the "Subaccounts") together with (i) all amounts on deposit from time to time in such deposit accounts (solely to the extent of such Grantor's right, title and interest therein) and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; provided, however that the Collateral shall not include any Client Disbursement Account or funds on deposit in any Client Disbursement Accounts;

                  (e) the "Securities Collateral", which term means:

                        (i) all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests now or hereafter owned by such Grantor in any Person, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 1(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, option, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 975(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                        (ii) all indebtedness from time to time owed to such Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, including the indebtedness described on
         Schedule 1(e)(ii) and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                        (iii) all other investment property as that term is defined in the Uniform Commercial Code of any relevant jurisdiction (the "UCC"), of such Grantor;

                  (f) the "Intellectual Property Collateral", which term means:

                        (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"):

                        (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(f)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                        (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

                  (h) to the extent not included in any other paragraph of this
Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

                  (i) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (j) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                  (k) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party as of the date hereof or any Carrier Contract to which such Grantor is now or may in the future be a party, or any of its rights or interests under any such license, contract, agreement or Carrier Contract to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, agreement, or Carrier Contract or otherwise, result in a breach of the terms of, or constitute a default under any license, contract, agreement or Carrier Contract to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (ii) any real property leasehold, unless a Grantor has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

                  The grant of a security interest pursuant to this Section 1 confirms the grant of a First Priority security interest in the "Collateral" as defined in and as granted pursuant to the Existing Pledge Agreements by the Grantors party thereto and continues in all respects the grant of the Existing Pledge Agreements with respect to such "Collateral" without in any way causing any interruption in the continuity from such original grant.

                  Section 2.  Security for Obligations.
                              -------------------------

                  This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "Secured Obligations" means:

                  (a) with respect to the Borrower, all obligations and liabilities of every nature of the Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and any Lender Hedging Agreement;

                  (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty Agreement; and

                  (c) all payment obligations owing by the Borrower or any Subsidiary Grantors to any Lender or any of its Affiliates in respect of overdrafts and related liabilities and arising from treasury, depository and cash management services or in connection with automated clearing house transfer of funds;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to the Borrower or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against the Borrower or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Hedging Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Hedger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

                  Section 3.    Grantors Remain Liable.
                                -----------------------

                  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4.   Representations and Warranties.
                               --------------------------------

         Each Grantor represents and warrants as follows:

                  (a) Ownership of Collateral. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, or in the case of each Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 22 (each, a "Counterpart") located at the places specified in Schedule 4(b).

                  (c) Office Locations. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and have been for the four (4) month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 4(c);

                  (d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four (4) month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof.

                  (e) Delivery of Certain Collateral. All certificates of title or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

                  (f) Securities Collateral. (i) All of the Pledged Shares described on Schedule 1(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Debt described on
Schedule 1(e)(ii) has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) except as set forth on Schedule 1(e)(i), the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) with respect to shares of a foreign controlled corporation), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares; (iv) the Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof; and
(vi) Schedule 1(e)(ii) sets forth all of the Pledged Debt in existence on the date hereof.

                  (g) Intellectual Property Collateral.

                        (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(i);

                        (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(ii);

                        (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(f)(iii);

                        (iv) except as set forth on Schedule 1(f)(iv), after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                        (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (h) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Hedgers hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4(i), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank,
(iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security

Interest, substantially in the form of Exhibit III, with the United
States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), and (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Hedgers will constitute perfected security interests therein prior to all other Liens (except in the case of clauses (i), (iii) and (iv) above for Liens permitted pursuant to Section 10.3 of the Credit Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                  Section 5.   Further Assurances.
                               -------------------

                  (a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, and, at the request of Secured Party, each of its books and records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) promptly after the acquisition by such Grantor of any item of Equipment with a fair market value in excess of $25,000 that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within thirty (30) days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and (ix) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within five (5) Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 4(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  (c) Intellectual Property Collateral. Without limiting the generality of the foregoing Section 5(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, each Grantor shall (x) to the extent not executed and delivered to Secured Party on the date hereof, execute and deliver an applicable Grant to Secured Party and record in all relevant places indicated in Section 4(h) or (y) execute and deliver to Secured Party and record in all places where a Grant is already recorded an IP Supplement, substantially in the form of Exhibit VI (an "IP Supplement"), in each case pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                  Section 6.    Certain Covenants of Grantors.
                                ------------------------------

         Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within fifteen (15) days of such change;

                  (c) give Secured Party thirty (30) days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

                  (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

                  Section 7. Special Covenants With Respect to Equipment and
                             -----------------------------------------------
Inventory.
----------

         Each Grantor shall:

                  (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 4(b) or, upon thirty (30) days' prior written notice to Secured

Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

                  (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

                  (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

                  (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $50,000, and in any event upon the occurrence of an Event of Default (as defined in Section 16(a)), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

                  (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party; and

                  (f) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

                  Section 8.  Special Covenants with respect to Accounts and
                              ----------------------------------------------
Related Contracts.
------------------

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 4(d) or, upon thirty (30) days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

                  (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  Section 9. Special Covenants With Respect to the Securities
                             ------------------------------------------------
Collateral.
-----------

                  (a) Delivery. Each Grantor agrees that, to the extent not previously delivered to Secured Party pursuant to the Existing Pledge Agreements, all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank and a duly executed irrevocable proxy substantially in the form of Exhibit V, all in form and substance satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

                  (b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Credit Agreement, permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Shares not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; (vii) promptly notify Secured Party of any event of which such Grantor becomes aware causing loss or depreciation in the value of the Securities Collateral; (viii) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; and
(ix), at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor. Each Grantor hereby agrees that all Pledged Debt is hereby subordinated in right of payment to the payment in full of the Obligations and the amount of any such Pledged Debt shall be automatically and simultaneously reduced and discharged pro tanto by the amount of any payment by the obligor thereunder under the Subsidiary Guaranty or any guaranty of the Obligations.

                  (c) Voting and Distributions; IRREVOCABLE PROXY. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Secured Party at least five (5) Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party); (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Securities Collateral; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

                  Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

                                IRREVOCABLE PROXY
                                -----------------

                  In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above or of any irrevocable proxy delivered pursuant to Section 9(a), each Grantor hereby grants to Secured Party an

IRREVOCABLE PROXY to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

                  Section 10. Special Covenants With Respect to the Intellectual
                              --------------------------------------------------
Property Collateral.
--------------------

                  (a) Each Grantor shall:

                        (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                        (ii) use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                        (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                        (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

                        (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                        (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

                  (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (c) Each Grantor shall have the duty diligently to prosecute, file and/or make, unless and until such Grantor, in such Grantor's commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

                  (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

                  (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

                  Section 11.  [Reserved].
                               -----------

                  Section 12.  Collateral Account; Subaccounts.
                               --------------------------------

                  (a) Collateral Account. Secured Party is hereby authorized to establish and maintain at its office at 301 S. College Street TW-5, Charlotte, NC 28288-0737 as a blocked account in the name of the Borrower and under the sole dominion and control of Secured Party, a restricted deposit account, account number 003-2000007061655, designated as "HealthPlan Services Collateral Account." All amounts at any time held in the Collateral Account, including the Subaccounts, shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account, including the Subaccounts. Anything contained herein to the contrary notwithstanding, the Collateral Account, including the Subaccounts, shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account, including the Subaccounts, shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account or any Subaccount, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit (the "Notice of Deposit"). Cash held by Secured Party in the Collateral Account, including the Subaccounts, shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account or Subaccount, as applicable, pending application thereof as elsewhere provided in this Agreement. To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account, including the Subaccounts, shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms. Subject to Secured Party's rights hereunder, any interest earned on deposits of cash in the Collateral Account, including the Subaccounts, shall be deposited directly in, and held in the Collateral Account or the respective Subaccount.

                  (b) Subaccounts.
                      -----------

                  (i) Secured Party is hereby authorized to establish and maintain a Subaccount of the Collateral Account, account number 003-2000007061668, designated as "Net Insurance/Condemnation Proceeds Subaccount," for which activity relating to Net Insurance/Condemnation Proceeds shall be separately recorded, established and maintained pursuant to this Section 12. In addition to the terms and conditions set forth above in subsection (a), each Grantor shall include in any Notice of Deposit to Secured Party relating to Net Insurance/Condemnation Proceeds a detailed description of the assets in respect of which such Net Insurance/Condemnation Proceeds being deposited were received. Each Grantor shall also indicate in the Notice of Deposit that such funds are to be deposited in the Net Insurance/Condemnation Proceeds Subaccount. So long as no Default or Event of Default has occurred and is continuing, all proceeds deposited into the Net Insurance/Condemnation Proceeds Subaccount shall be disbursed by Secured Party to the Borrower for sole purpose of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds are received or for such other purposes permitted by the terms of the Credit Agreement and acceptable to Secured Party; provided, however that if at any time the Secured Party reasonably determines that such repair, restoration or replacement cannot be completed with the Net Insurance/Condemnation Proceeds then held by Secured Party for such purpose, together with funds otherwise available to the Borrower for such purpose, or that such repair, restoration or replacement cannot be completed within one hundred eighty (180) days after the receipt of such Net Insurance/Condemnation Proceeds, and if any such amounts remain on deposit in the Collateral Account after such one hundred eighty (180) day period, then such Net Insurance/Condemnation Proceeds shall be applied by the Secured Party to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in Section 2.3(b) of the Credit Agreement.

                  (ii) Secured Party is hereby authorized to establish and maintain a subaccount of the Collateral Account, account number 003-2000007061671, designated as "L/C Cash Collateral Subaccount," for which activity relating to all amounts deposited in the

         Collateral Account for the purpose of cash collateralizing Letters of Credit shall be separately recorded, established and maintained pursuant to this Section 12. In addition to the terms and conditions set forth above in subsection (a), each Grantor shall indicate in any Notice of Deposit to Secured Party relating to L/C cash collateral that such funds are to be deposited in the L/C Cash Collateral Subaccount. Funds deposited in the L/C Cash Collateral Subaccount shall be held as collateral security for the Secured Obligations; provided, that on any date the Borrower is required to reimburse the Issuing Lender for a drawing under a Letter of Credit under Section 3.5 of the Credit Agreement and so long as no Default or Event of Default has then occurred and is continuing, the Secured Party shall disburse amounts on deposit in the L/C Cash Collateral Subaccount to reimburse the Issuing Lender for the amount of such drawing; so long as, after giving effect to any such disbursement, the funds then available in the L/C Cash Collateral Subaccount shall not be less than an amount equal to one hundred five percent (105%) of the then outstanding L/C Obligations.

                  Section 13. Secured Party Appointed Attorney-in-Fact.
                              -----------------------------------------

                  Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact effective upon the occurrence of an Event of Default, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 7;

                  (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (f) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  In addition, each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand.

                  Section 14.   Secured Party May Perform.
                                --------------------------

                  If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 19(b).

                  Section 15.   Standard of Care.
                                ----------------

                  The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                  Section 16.   Remedies.
                                --------

                  (a) Generally. If any Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement in the form prepared by the International Swap and Derivatives Association, Inc. or a similar event under any similar swap agreement) under any Lender Hedging Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement) shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of

Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender constituting a part of the Collateral and (vii) without notice to any Grantor, transfer to or to register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Lender or Interest Rate Hedger may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Hedgers (but not any Lender or Interest Rate Hedger in its individual capacity unless Requisite Obligees (as defined in Section 21(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

                  (b) Securities Collateral.
                      ----------------------

                        (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                        (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

                        (iii) Without limiting the generality of Section 13.2 of the Credit Agreement, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party, and each Lender and each Interest Rate Hedger and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

                  (c) Collateral Account. If an Event of Default has occurred and is continuing and, in accordance with Section 11.2(b) of the Credit Agreement, the Borrower is required to pay to Secured Party an amount (the "Aggregate Available Amount") equal to one hundred five percent (105%) of the aggregate then undrawn and unexpired amount of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to Section 11.2(a) of the Credit Agreement, the Borrower shall deliver funds in such an amount for deposit in the Collateral Account for the account of the L/C Cash Collateral Subaccount. If for any reason the aggregate amount delivered by the Borrower for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by the Borrower shall be apportioned among all outstanding Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "Maximum Available Amount") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which the Borrower has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which the Borrower has deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 18 hereof, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which the Borrower has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

                  Section 17.   Additional Remedies for Intellectual Property
                                ---------------------------------------------
Collateral.
----------

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 13.2 of the Credit Agreement and Section 19 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five (5) Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Liens permitted pursuant to Section 10.3 of the Credit Agreement.

                  Section 18.   Application of Proceeds.
                                ------------------------

                  Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in the Credit Agreement.

                  Section 19.  Indemnity and Expenses.
                               ----------------------

                  (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Hedger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Hedger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of Grantors in this Section 19 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Lender Hedging Agreements, the Credit Agreement and the other Loan Documents.

                  Section 20.   Continuing Security Interest; Transfer of Loans;
                                ------------------------------------------------
Termination and Release.
------------------------

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of Section 13.11(b) of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise and (B) any Interest Rate Hedger may assign or otherwise transfer any Lender Hedging Agreement to which it is a party to any other

Person in accordance with the terms of such Lender Hedging Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Interest Rate Hedgers herein or otherwise.

                  (b) Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an Officers' Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officers' Certificate, Secured Party shall, at such Grantor's expense, so long as Secured Party has no reason to believe that the Officers' Certificate delivered by such Grantor with respect to such sale is not true and correct, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

                  Section 21.   Secured Party as Agent.
                                ----------------------

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Hedgers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 16 in accordance with the instructions of (i) the Required Lenders or
(ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments, (A) the holders of a majority of the aggregate notional amount under all Lender Hedging Agreements (including Lender Hedging Agreements that have been terminated) or (B) if all Lender Hedging Agreements have been terminated in accordance with their terms, the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Hedging Agreements (Required Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Hedger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Hedger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Hedgers in accordance with the terms of this Section 21(a).

                  (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to Section12.9 of the Credit Agreement shall also constitute notice of resignation as

Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to Section 12.9 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under Section 12.9 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly
(i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  (c) Secured Party shall not be deemed to have any duty whatsoever with respect to any Interest Rate Hedger until it shall have received written notice in form and substance satisfactory to Secured Party from a Grantor or the Interest Rate Hedger as to the existence and terms of the applicable Lender Hedging Agreement.

                  Section 22.   Additional Grantors.
                                --------------------

                  The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of the Borrower may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing a Counterpart substantially in the form of Exhibit VII annexed hereto. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                  Section 23.   Amendments; Etc.
                                ----------------

                  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 22 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  Section 24.   Notices.
                                -------
                  Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (a) on the date of delivery if delivered by hand or sent by telecopy, (b) on the next Business Day if sent by recognized overnight courier service and (c) on the third Business Day following the date sent by certified mail, return receipt requested; provided that notices to Secured Party shall not be effective until received. A telephonic notice to Secured Party as understood by Secured Party will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice. For the purposes hereof, the address of each party hereto shall be as provided in
Section 13.1 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                  Section 25.   Failure or Indulgence Not Waiver; Remedies
                                ------------------------------------------
Cumulative.
----------
                  No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  Section 26.   Severability of Provisions.
                                --------------------------

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 27.  Titles and Captions.
                               -------------------

                  Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  Section 28.  Governing Law; Terms; Rules of Construction.
                               -------------------------------------------

                  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE

PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NORTH CAROLINA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of North Carolina are used herein as therein defined. The rules of construction set forth in Sections 1.3 and 13.16 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

                  Section 29.  Consent to Jurisdiction.
                               ------------------------

                  EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA, IN ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF A SUMMONS AND COMPLAINT AND OTHER PROCESS IN ANY ACTION, CLAIM OR PROCEEDING BROUGHT BY THE SECURED PARTY IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS, ON BEHALF OF ITSELF OR ITS PROPERTY, IN THE MANNER SPECIFIED IN
SECTION 24. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE IN THIS SECTION 29. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. NOTHING IN THIS SECTION 29 SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR AFFECT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

                  Section 30.  Waiver of Jury Trial.
                               --------------------

                  (a) TO THE EXTENT PERMITTED BY LAW, THE GRANTORS AND SECURED PARTY HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing of any and all Disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that it has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  (b) Binding Arbitration. If the provisions of Section 30(a) are held to be unenforceable by a final non-appealable judgment of a court of competent jurisdiction, then upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Documents ("Disputes"), between or among parties to this Agreement or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any Lender Hedging Agreement.

                  (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and to the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  Section 31.   Counterparts.
                                ------------

                  This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 32.  Financial Condition of the Borrower.
                               -----------------------------------

                  Lenders, Interest Rate Hedgers and Secured Party shall have no obligation to disclose or discuss with any Grantor their assessment, or such Grantor's assessment, of the financial condition of the Borrower. Each Grantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform its obligations under the Loan Documents and Lender Hedging Agreements, and such Grantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Each Grantor hereby waives and relinquishes any duty on the part of Secured Party or any Lender or any Interest Rate Hedger to disclose any matter, fact or thing relating to the business, operations or condition of the Borrower now known or hereafter known by Secured Party or any Lender or any Interest Rate Hedger.

              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                HEALTHPLAN SERVICES CORPORATION

                                By: /s/ Phillip S. Dingle
                                   ------------------------------------
                                     Phillip S. Dingle
                                     President, Chief Operating Officer


                                HEALTHPLAN SERVICES, INC.

                                By: /s/ Phillip S. Dingle
                                   ------------------------------------
                                     Phillip S. Dingle
                                     Treasurer, Secretary

                                Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                           Tampa, Florida  33607


                                NATIONAL PREFERRED PROVIDER
                                NETWORK, INC.

                                By: /s/ Phillip S. Dingle
                                   ------------------------------------
                                     Phillip S. Dingle
                                     Treasurer, Secretary

                                Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                           Tampa, Florida  33607


                                NATIONAL NETWORK SERVICES, INC.

                                By: /s/ Phillip S. Dingle
                                   ------------------------------------
                                     Phillip S. Dingle
                                     Treasurer, Secretary

                                Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                           Tampa, Florida  33607

                              QUALITY MEDICAL ADMINISTRATORS, INC.

                               By: /s/ Phillip S. Dingle
                                  --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               AMERICAN BENEFIT PLAN
                               ADMINISTRATORS, INC.

                               By: /s/ Phillip S. Dingle
                                  --------------------------------
                                    Phillip S. Dingle
                                    Executive Vice President, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               CENTRA HEALTHPLAN LLC

                               By: /s/ Phillip S. Dingle
                                  --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               EMPLOYEE BENEFIT SERVICES, INC.

                               By: /s/ Phillip S. Dingle
                                  --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607

                              GROUP BENEFIT ADMINISTRATORS
                              INSURANCE AGENCY, INC.

                              By:  /s/ Phillip S. Dingle
                                  --------------------------------
                                   Phillip S. Dingle
                                   Clerk

                              Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                         Tampa, Florida  33607


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY, INC.

                              By:  /s/ Phillip S. Dingle
                                  --------------------------------
                                   Phillip S. Dingle
                                   Clerk

                              Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                         Tampa, Florida  33607


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY OF ILLINOIS, INC.

                              By:  /s/ Phillip S. Dingle
                                  --------------------------------
                                   Phillip S. Dingle
                                   Treasurer, Secretary

                              Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                         Tampa, Florida  33607

                               MONTGOMERY MANAGEMENT CORPORATION

                               By:  /s/ Phillip S. Dingle
                                   --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               PROHEALTH, INC.

                               By:  /s/ Phillip S. Dingle
                                   --------------------------------
                                    Phillip S. Dingle
                                        Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               REH AGENCY OF MISSOURI, INC.

                               By:  /s/ Phillip S. Dingle
                                   --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607


                               SOUTHERN NEVADA ADMINISTRATORS, INC.

                               By:  /s/ Phillip S. Dingle
                                   --------------------------------
                                    Phillip S. Dingle
                                    Treasurer, Secretary

                               Address: c/o HealthPlan Services Corporation 3501 Frontage Road
                                          Tampa, Florida  33607

                               FIRST UNION NATIONAL BANK,
                               as Secured Party

                               By:      /s/ Matthew Berk
                                       ---------------------------------
                                        Matthew Berk
                                        Director

                                                              EXHIBIT 10.12d
                                                                       EXECUTION

                           LIMITED WAIVER AND CONSENT

                            Dated as of June 29, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                  The Borrower has informed the Administrative Agent and Lenders that HPSI has entered into a letter of intent with Sheakley-Uniservice, Inc., an Ohio corporation ("Sheakley"), pursuant to which HPSI has agreed to sell to Sheakley all of the assets of HPSI comprising the unemployment compensation and worker's compensation businesses of HPSI (the "Subject Assets") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") to be entered into between Sheakley and HPSI. The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement and to the extent necessary to permit the Sheakley Asset Sale and consent to the release of the Liens created by the Security and Pledge Agreement on the Subject Assets pursuant to the terms thereof.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive (i) compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit HPSI to consummate the Sheakley Asset Sale pursuant to the terms of the Asset Purchase Agreement, and (ii) any Default or Event of Default which may have occurred as a result of Borrower's failure to make the payments required by Section 2.3(b)(iii)(G) with respect to the Borrowing Base determined by reference to the Borrowing Base Certificate delivered on June 28, 2000; provided that (a) concurrently with the consummation of the Sheakley Asset Sale Borrower shall apply not less than seventy-five

(75%) of the Net Asset Sale Proceeds received in respect of the Sheakley Asset Sale to prepay the Loans and/or reduce the Commitments pursuant to Section 2.3(b)(iii)(A) of the Credit Agreement which prepayment shall, notwithstanding anything in Section 2.3(b)(iv)(B) of the Credit Agreement to the contrary, be applied to reduce the Additional Payment due on January 31, 2001, (b) in connection with any such prepayment, Borrower shall deliver the Officer's Certificate required pursuant to Section 2.3(b)(iii)(F) of the Credit Agreement and (c) concurrently with the consummation of the Sheakley Asset Sale Borrower makes additional payments of the Revolving Loans (exclusive of the payments under clause (a) of this proviso or any payment under the next succeeding paragraph) as may be necessary to comply with the provisions of Section 2.3(b)(iii)(G) of the Credit Agreement.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree that, of the aggregate proceeds received by Borrower or any of its Subsidiaries in connection with the Sheakley Asset Sale which are excluded from the calculation of Net Asset Sale Proceeds pursuant to the definition thereof, Borrower may apply up to $7,000,000 in respect of income taxes reasonably estimated to be actually payable at the end of Borrower's 2000 Fiscal Year as a result of any gain recognized in connection with the Sheakley Asset Sale to prepay Loans pursuant to Section 2.3(b)(i) of the Credit Agreement; provided that Administrative Agent shall be entitled to establish a Reserve in the amount of such estimated payment; provided further however, that upon any change in Borrower's reasonable estimation of such income taxes, such Reserve shall be reduced by the amount of such reduction and Borrower shall apply not less than seventy-five (75%) of the amount of such reduction to the prepayment of the Loans and/or reduction of Commitments pursuant to and in accordance with the provisions of Sections 2.3(b)(iii)(A) and 2.3(b)(iii)(F) of the Credit Agreement.

                  Required Lenders hereby authorize the Administrative Agent to, upon receipt of an Officers' Certificate from HPSI by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the Subject Assets, at HPSI's sole cost and expense and so long as Secured Party has no reason to believe that such Officers' Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes Subject Assets as may be reasonably requested by HPSI in connection with the Sheakley Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable.

                  Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Sheakley Asset Sale has not been consummated on or before July 15, 2000.

                  Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by Borrower with the provisions of Section 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of (i) Section 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and
(iii) all financial projections concerning Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Wavier and Consent shall become effective as of the date hereof upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by Administrative Agent and Lenders of the form of Asset Purchase Agreement, which form shall in all respects be satisfactory to the Administrative Agent and Required Lenders (which satisfaction shall be evidence by such Lenders executing a counterpart hereof) and (iii) receipt by Administrative Agent of the final form of the Asset Purchase Agreement which shall be in the form approved by the

Administrative Agent and Required Lenders with such changes thereto as may be acceptable to the Administrative Agent.

                  THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By:   /s/ Matthew Berk
                                   ---------------------------------
                                   Name:  Matthew Berk
                                   Title: Authorized Officer


                              FIRST UNION NATIONAL BANK,
                              as Secured Party


                              By:   /s/ Matthew Berk
                                   ---------------------------------
                                   Name:  Matthew Berk
                                   Title: Authorized Officer

                              CREDIT LYONNAIS, NEW YORK BRANCH,
                              as a Lender


                              By:  /s/ John-Charles Van Essche
                                   ---------------------------------
                                   Name: John-Charles Van Essche
                                   Title: Vice President


                              SUNTRUST BANK, TAMPA BAY, as a Lender


                              By:  /s/ Samuel M. Ballesteros
                                   ---------------------------------
                                   Name: Samuel M. Ballesteros
                                   Title: Director


                              FLEET NATIONAL BANK, as a Lender


                              By:  __________________________________
                                   Name:
                                   Title:

                            SOUTHTRUST BANK, NATIONAL
                            ASSOCIATION, as a Lender


                            By:  /s/ Andy Raine
                                --------------------------------------------
                                 Name: Andy Raine
                                 Title: Vice President


                            COOPERATIEVE CENTRALE RAIFFEISEN-
                            BOERENLEEBANK BA "RABOBANK
                            NEDERLAND", NEW YORK BRANCH, as a
                            Lender


                            By:  /s/ Edward Peyser   /s/ Michael T. Fablano
                                --------------------------------------------
                                 Name:  Edward Peyser    Michael T. Fablano
                                 Title: Executive Director  Vice President


                            BANK OF AMERICA, N.A., as a Lender


                            By:  /s/ Joseph M. Martens
                                --------------------------------------------
                                 Name:  Joseph M. Martens
                                 Title: Senior Vice President


                            AMSOUTH BANK, as a Lender


                            By:  /s/ William R. Hoog
                                --------------------------------------------
                                 Name: William R. Hoog
                                 Title: Vice President


                            HIBERNIA NATIONAL BANK, as a Lender


                            By:  /s/ Christopher Pitre
                                --------------------------------------------
                                 Name:  Christopher Pitre
                                 Title: Vice President

                                   THE FIFTH THIRD BANK OF COLUMBUS,
                                   as a Lender


                                   By:  /s/ Mark E. Ransom
                                      ------------------------------------
                                        Name: Mark E. Ransom
                                        Title: Vice President

                              ACKNOWLEDGED AND AGREED BY:


                              BORROWER:


                              HEALTHPLAN SERVICES CORPORATION,
                              as Borrower


                              By:  /s/ Phillip S. Dingle
                                 -------------------------------------
                                   Name:
                                   Title:


                              SUBSIDIARY GUARANTORS:


                              HEALTHPLAN SERVICES, INC.


                              By:  /s/ Phillip S. Dingle
                                 -------------------------------------
                                   Name:
                                   Title:


                              NATIONAL PREFERRED PROVIDER NETWORK, INC.


                              By:  /s/ Phillip S. Dingle
                                 -------------------------------------
                                   Name:
                                   Title:


                              NATIONAL NETWORK SERVICES, INC.


                              By:  /s/ Phillip S. Dingle
                                 -------------------------------------
                                   Name:
                                   Title:

                                    QUALITY MEDICAL ADMINISTRATORS,
                                    INC.


                                    By:  /s/ Phillip S. Dingle
                                       -------------------------------------
                                         Name::
                                         Title:


                                    AMERICAN BENEFIT PLAN
                                    ADMINISTRATORS, INC.


                                    By:  /s/ Phillip S. Dingle
                                       -------------------------------------
                                         Name:
                                         Title:



                                    CENTRA HEALTHPLAN LLC


                                    By:  /s/ Phillip S. Dingle
                                       -------------------------------------
                                         Name:
                                         Title:


                                    EMPLOYEE BENEFIT SERVICES, INC.


                                    By:  /s/ Phillip S. Dingle
                                       -------------------------------------
                                         Name:
                                         Title:


                                    GROUP BENEFIT ADMINISTRATORS
                                    INSURANCE AGENCY, INC.


                                    By:  /s/ Phillip S. Dingle
                                       -------------------------------------
                                         Name:
                                         Title:

                                  HEALTHPLAN SERVICES INSURANCE
                                  AGENCY, INC.


                                  By:  /s/ Phillip S. Dingle
                                     -----------------------------------
                                       Name:
                                       Title:


                                  HEALTHPLAN SERVICES INSURANCE
                                  AGENCY OF ILLINOIS, INC.


                                  By:  /s/ Phillip S. Dingle
                                     -----------------------------------
                                       Name:
                                       Title:


                                  MONTGOMERY MANAGEMENT
                                  CORPORATION


                                  By:  /s/ Phillip S. Dingle
                                     -----------------------------------
                                       Name:
                                       Title:


                                  PROHEALTH, INC.


                                  By:  /s/ Phillip S. Dingle
                                     -----------------------------------
                                       Name:
                                       Title:


                                  REH AGENCY OF MISSOURI, INC.


                                  By:  /s/ Phillip S. Dingle
                                     -----------------------------------
                                       Name:
                                       Title:

                                  SOUTHERN NEVADA ADMINISTRATORS,
                                  INC.


                                  By:  /s/ Phillip S. Dingle
                                     --------------------------------
                                       Name:
                                       Title:

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                           LIMITED WAIVER AND CONSENT

                         Dated as of September 12, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                  The Borrower has informed the Administrative Agent and Lenders that HPSI and its wholly owned subsidiary ProHealth, Inc., a Delaware corporation ("ProHealth"), have proposed to enter into an Asset Purchase Agreement (in form and substance satisfactory to the Administrative Agent, the "Asset Purchase Agreement") with Sheakley Unicomp, Inc., an Ohio corporation ("Sheakley"), pursuant to which ProHealth and HPSI will sell to Sheakley all of the assets of ProHealth comprising its managed care organization providing services under the Ohio Worker's Compensation and Health Partnership Program under the name Harrington-ProHealth and Harrington-ProHealth Comp Care (the "MCO Assets"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement and to the extent necessary to permit the Sheakley Asset Sale and consent to the release of the Liens created by the Security and Pledge Agreement on the MCO Assets pursuant to the terms thereof.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit ProHealth and HPSI to consummate the Sheakley Asset Sale pursuant to the terms of the Asset Purchase Agreement; provided that (i) concurrently with the consummation of the Sheakley Asset Sale Borrower shall apply not less than seventy-five (75%) of the Net Asset Sale Proceeds received in respect of the Sheakley Asset Sale to prepay the Loans and/or reduce the Commitments pursuant to Section 2.3(b)(iii)(A) of the Credit Agreement which prepayment shall, notwithstanding anything in Section 2.3(b)(iv)(B) of the Credit Agreement to the contrary, be applied to reduce the Additional Payment due on January 31, 2001 and (ii) in connection with any such prepayment, Borrower shall deliver the Officer's Certificate required pursuant to Section 2.3(b)(iii)(F) of the Credit Agreement.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree that, of the aggregate proceeds received by Borrower or any of its Subsidiaries in connection with the Sheakley Asset Sale which are excluded from the calculation of Net Asset Sale Proceeds pursuant to the definition thereof, Borrower may apply up to $1,300,000 in respect of income taxes reasonably estimated to be actually payable at the end of Borrower's 2000 Fiscal Year as a result of any gain recognized in connection with the Sheakley Asset Sale to prepay Loans pursuant to Section 2.3(b)(i) of the Credit Agreement; provided that Administrative Agent shall be entitled to establish a Reserve in the amount of such estimated payment; provided further however, that upon any change in Borrower's reasonable estimation of such income taxes, such Reserve shall be reduced by the amount of such reduction and Borrower shall apply not less than seventy-five (75%) of the amount of such reduction to the prepayment of the Loans and/or reduction of Commitments pursuant to and in accordance with the provisions of Sections 2.3(b)(iii)(A) and 2.3(b)(iii)(F) of the Credit Agreement.

                  Required Lenders hereby authorize the Administrative Agent to, upon receipt of an Officers' Certificate from HPSI by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the MCO Assets, at HPSI's sole cost and expense and so long as Secured Party has no reason to believe that such Officers' Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes MCO Assets as may be reasonably requested by HPSI in connection with the Sheakley Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable.

                  Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Sheakley Asset Sale has not been consummated on or before September 30, 2000.

                  Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by Borrower with the provisions of Section 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of (i) Section 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and
(iii) all financial projections concerning Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Wavier and Consent shall become effective as of the date hereof upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by Administrative Agent and Lenders of the form and substance of Asset Purchase Agreement, which form and substance shall in all respects be satisfactory to the Administrative Agent and Required Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof) and (iii) receipt by Administrative Agent of the final form of the Asset Purchase Agreement which shall be in the form approved by the Administrative Agent and Required Lenders with such changes thereto as may be acceptable to the Administrative Agent.

                  THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                FIRST UNION NATIONAL BANK,
                                individually and as Administrative Agent


                                By:  /s/ Matthew Berk
                                   ---------------------------------
                                     Name:  Matthew Berk
                                     Title: Authorized Officer


                                FIRST UNION NATIONAL BANK,
                                as Secured Party


                                By:  /s/ Matthew Berk
                                   ---------------------------------
                                     Name:  Matthew Berk
                                     Title: Authorized Officer


                                CREDIT LYONNAIS, NEW YORK BRANCH,
                                as a Lender


                                By:  /s/ John-Charles Van Essche
                                   ---------------------------------
                                     Name:  John-Charles Van Essche
                                     Title: Vice President


                                SUNTRUST BANK, TAMPA BAY, as a Lender


                                By:  /s/ Samuel M. Ballesteros
                                   ---------------------------------
                                     Name:  Samuel M. Ballesteros
                                     Title: Director


                                FLEET NATIONAL BANK, as a Lender


                                By:  /s/ Thomas Engels
                                   ---------------------------------
                                     Name:  Thomas Engels
                                     Title: Senior Vice President

                              SOUTHTRUST BANK, NATIONAL
                              ASSOCIATION, as a Lender


                              By:  /s/ Andy Raine
                                 -----------------------------------
                                   Name:  Andy Raine
                                   Title: Vice President


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender


                              By:
                                 -----------------------------------
                                   Name:
                                   Title:


                              BANK OF AMERICA, N.A., as a Lender


                              By:  /s/ Joseph M. Martens
                                 -----------------------------------
                                   Name:  Joseph M. Martens
                                   Title: Senior Vice President


                              AMSOUTH BANK, as a Lender


                              By:  /s/ William R. Hoog
                                 -----------------------------------
                                   Name:  William R. Hoog
                                   Title: Vice President


                              HIBERNIA NATIONAL BANK, as a Lender


                              By:  /s/ Christopher Pitre
                                 -----------------------------------
                                   Name:  Christopher Pitre
                                   Title: Vice President

                              FIFTH THIRD BANK, CENTRAL OHIO, as a
                              Lender


                              By:  __________________________________
                                   Name:
                                   Title:

                               ACKNOWLEDGED AND AGREED BY:


                               BORROWER:


                               HEALTHPLAN SERVICES CORPORATION,
                               as Borrower


                               By:  /s/ Phillip S. Dingle
                                  ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President and Chief Operating
                                            Officer


                               SUBSIDIARY GUARANTORS:


                               HEALTHPLAN SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                  ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President


                               NATIONAL PREFERRED PROVIDER
                               NETWORK, INC.


                               By:  /s/ Phillip S. Dingle
                                  ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Treasurer and Secretary


                               NATIONAL NETWORK SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                  ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Treasurer and Secretary

                             QUALITY MEDICAL ADMINISTRATORS,
                             INC.


                             By:  /s/ Phillip S. Dingle
                                --------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Treasurer and Secretary


                             AMERICAN BENEFIT PLAN
                             ADMINISTRATORS, INC.


                             By:  /s/ Phillip S. Dingle
                                --------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Executive Vice President and
                                          Secretary


                             CENTRA HEALTHPLAN LLC


                             By:  /s/ Phillip S. Dingle
                                --------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Treasurer and Secretary

                             EMPLOYEE BENEFIT SERVICES, INC.


                             By:  /s/ Phillip S. Dingle
                                --------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Treasurer and Secretary

                             GROUP BENEFIT ADMINISTRATORS
                             INSURANCE AGENCY, INC.


                             By:  /s/ Phillip S. Dingle
                                --------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Clerk

                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY, INC.


                               By:  /s/ Phillip S. Dingle
                                    ----------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Clerk


                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY OF ILLINOIS, INC.


                               By:  /s/ Phillip S. Dingle
                                    ---------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Treasurer and Secretary


                               MONTGOMERY MANAGEMENT
                               CORPORATION


                               By:  /s/ Phillip S. Dingle
                                    ---------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Treasurer and Secretary


                               PROHEALTH, INC.


                               By:  /s/ Phillip S. Dingle
                                    ---------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Treasurer and Secretary


                               REH AGENCY OF MISSOURI, INC.


                               By:  /s/ Phillip S. Dingle
                                    ----------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Treasurer and Secretary

                               SOUTHERN NEVADA ADMINISTRATORS,
                               INC.


                               By:  /s/ Phillip S. Dingle
                                    ----------------------------------
                                    Name: Phillip S. Dingle
                                    Title: Treasurer and Secretary

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                           LIMITED WAIVER AND CONSENT

                         Dated as of September 19, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                  The Borrower has informed the Administrative Agent and Lenders that the Borrower, as parent, HPSI and Montgomery Management Corporation, a Pennsylvania corporation and a wholly owned subsidiary of HPSI ("Montgomery"; and, together with HPSI, "Seller"), have proposed to entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Trewitt Inc., a Delaware corporation ("Trewitt"), pursuant to which Seller will agree to sell to Trewitt all of the assets of Seller comprising its "Commercial Large Group Division" which provides third party self-funded health and welfare plan administration services and consists primarily of Seller's historical business units that were, or are currently, referred to as CENTRA HealthPlan LLC, Montgomery Management Corporation and Harrington Benefit Services, certain care management services currently provided by ProHealth, Inc. and certain data reporting services currently provided by Analytics Information Management (the "Subject Assets"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement and to the extent necessary to permit the

Trewitt Asset Sale and consent to the release of the Liens created by the Security and Pledge Agreement on the Subject Assets pursuant to the terms thereof.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit Seller and the Borrower to consummate the Trewitt Asset Sale pursuant to the terms of the Asset Purchase Agreement; provided that (a) concurrently with the consummation of the Trewitt Asset Sale, the Borrower shall apply not less than seventy-five (75%) of the Net Asset Sale Proceeds received in respect of the Trewitt Asset Sale to prepay the Loans and/or reduce the Commitments pursuant to Section 2.3(b)(iii)(A) of the Credit Agreement which prepayment shall, notwithstanding anything in Section 2.3(b)(iv)(B) of the Credit Agreement to the contrary, be applied to reduce the scheduled payments of Term Loans as set forth on Schedule A attached hereto, (b) in connection with any such prepayment, the Borrower shall deliver the Officer's Certificate required pursuant to Section 2.3(b)(iii)(F) of the Credit Agreement and (c) concurrently with the consummation of the Trewitt Asset Sale the Borrower makes additional payments of the Revolving Loans (exclusive of the payments under clause (a) of this proviso) as may be necessary to comply with the provisions of Section 2.3(b)(iii)(G) of the Credit Agreement.

                  Required Lenders hereby authorize the Administrative Agent to, upon receipt of an Officers' Certificate from Seller by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the Subject Assets, at Seller's sole cost and expense and so long as Secured Party has no reason to believe that such Officers' Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes Subject Assets as may be reasonably requested by Seller in connection with the Trewitt Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable.

                  Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Trewitt Asset Sale has not been consummated on or before October 13, 2000.

                  Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Section 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Section 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and
(iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by Administrative Agent and Lenders of the form and substance of Asset Purchase Agreement, which form and substance shall in all respects be satisfactory to the Administrative Agent and Required Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof) and (iii) receipt by the Administrative Agent of the final form of the Asset Purchase Agreement which shall be in the form approved by the Administrative Agent and Required Lenders with such changes thereto as may be acceptable to the Administrative Agent.

                  THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Administrative Agent


                                   By:  /s/ Matthew Berk
                                        ----------------------------------
                                        Name:  Matthew Berk
                                        Title: Authorized Officer


                                   FIRST UNION NATIONAL BANK,
                                   as Secured Party


                                   By:  /s/ Matthew Berk
                                        ----------------------------------
                                        Name:  Matthew Berk
                                        Title: Authorized Officer


                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                   as a Lender


                                   By:  /s/ John-Charles Van Essche
                                        ----------------------------------
                                        Name:  John-Charles Van Essche
                                        Title: Vice President


                                   SUNTRUST BANK, as a Lender


                                   By:  /s/ Samuel M. Ballesteros
                                        ----------------------------------
                                        Name:  Samuel M. Ballesteros
                                        Title: Director


                                   FLEET NATIONAL BANK, as a Lender


                                   By:  /S/ Thomas Engels
                                        ----------------------------------
                                        Name:  Thomas Engels
                                        Title: Senior Vice President

                             SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                             as a Lender


                             By:  /s/ Andy Raine
                                  ----------------------------------
                                  Name:  Andy Raine
                                  Title: Vice President


                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEEBANK BA "RABOBANK
                             NEDERLAND", NEW YORK BRANCH, as a
                             Lender


                             By:  __________________________________
                                  Name:
                                  Title:


                             BANK OF AMERICA, N.A., as a Lender


                             By:  __________________________________
                                  Name:
                                  Title:


                             AMSOUTH BANK, as a Lender


                             By:  /s/ William R. Hoog
                                  ----------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President


                             HIBERNIA NATIONAL BANK, as a Lender


                             By:  __________________________________
                                  Name:
                                  Title:

                              FIFTH THIRD BANK, CENTRAL OHIO, as a
                              Lender


                              By:  /s/ David Perez
                                   ----------------------------------
                                   Name: David Perez
                                   Title: Assistant Vice President

                               ACKNOWLEDGED AND AGREED BY:


                               BORROWER:


                               HEALTHPLAN SERVICES CORPORATION,
                               as Borrower


                               By:  /s/ Phillip S. Dingle
                                    ---------------------
                                    Name:  Phillip S. Dingle
                                    Title: President and Chief Operating Officer


                               SUBSIDIARY GUARANTORS:


                               HEALTHPLAN SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                    ---------------------
                                    Name:  Phillip S. Dingle
                                    Title: President


                               NATIONAL PREFERRED PROVIDER
                               NETWORK, INC.


                               By:  /s/ Phillip S. Dingle
                                    ---------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               NATIONAL NETWORK SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                    ---------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer

                                    QUALITY MEDICAL ADMINISTRATORS,
                                    INC.


                                    By:  /s/ Phillip S. Dingle
                                         -----------------------------------
                                         Name:  Phillip S. Dingle
                                         Title: Secretary and Treasurer


                                    AMERICAN BENEFIT PLAN
                                    ADMINISTRATORS, INC.


                                    By:  Phillip S. Dingle
                                         -----------------------------------
                                         Name:  Phillip S. Dingle
                                         Title: Executive Vice President and
                                                Secretary

                                    CENTRA HEALTHPLAN LLC


                                    By:  Phillip S. Dingle
                                         -----------------------------------
                                         Name:  Phillip S. Dingle
                                         Title: Secretary and Treasurer


                                    EMPLOYEE BENEFIT SERVICES, INC.


                                    By:  Phillip S. Dingle
                                         -----------------------------------
                                         Name:  Phillip S. Dingle
                                         Title: Secretary and Treasurer


                                    GROUP BENEFIT ADMINISTRATORS
                                    INSURANCE AGENCY, INC.


                                    By:  Phillip S. Dingle
                                         -----------------------------------
                                         Name:  Phillip S. Dingle
                                         Title: Clerk

                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Clerk


                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY OF ILLINOIS, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               MONTGOMERY MANAGEMENT
                               CORPORATION


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               PROHEALTH, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               REH AGENCY OF MISSOURI, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer

                                SOUTHERN NEVADA ADMINISTRATORS,
                                INC.


                                By:  /s/ Phillip S. Dingle
                                     ---------------------------------
                                     Name:  Phillip S. Dingle
                                     Title: Secretary and Treasurer

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                                 LIMITED WAIVER

                         Dated as of September 19, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                  The Borrower has requested that Required Lenders waive any Default or Event of Default which may have occurred under Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make the payments required by Section 2.3(b)(iii)(G) of the Credit Agreement with respect to the Borrowing Base.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive any Default or Event of Default which may have occurred or be continuing under Section 11.1(b) of the Credit Agreement solely as a result of the Borrower's failure to make a mandatory prepayment of the Loans in an amount of up to $1,600,000 as required by Section 2.3(b)(iii)(G) of the Credit Agreement during the period commencing August 22, 2000 through the earlier of (a) the close of business October 13, 2000 and (b) the date HPSI and Montgomery Management Corporation consummate the proposed sale of the Commercial Large Group Division; provided that nothing in this Limited Waiver shall be construed to permit the Borrower at any time to borrow any amounts under the Credit Agreement in violation of Section 2.3(b)(iii)(G) or any other provisions of the Credit Agreement.

                  Except as expressly provided in this Limited Waiver, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(b)(iii)(G) and 11.1(b) of the Credit

Agreement in manner and to the extent described above and nothing in this Limited Waiver shall be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(b)(iii)(G) and 11.1(b) of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing and (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver shall become effective as of the date hereof upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) receipt by the Administrative Agent of all fees and expenses of counsel and advisors to the Administrative Agent invoiced prior to September 1, 2000.

                  THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS

OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             FIRST UNION NATIONAL BANK,
                             individually and as Administrative Agent


                             By:  /s/ Matthew Berk
                                  --------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer


                             FIRST UNION NATIONAL BANK,
                             as Secured Party


                             By:  /s/ Matthew Berk
                                  --------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer


                             CREDIT LYONNAIS, NEW YORK BRANCH,
                             as a Lender


                             By:  /s/ John-Charles Van Essche
                                  --------------------------------------
                                  Name:  John-Charles Van Essche
                                  Title: Vice President


                             SUNTRUST BANK, as a Lender


                             By:  /s/ Samuel M. Ballesteros
                                  --------------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director


                             FLEET NATIONAL BANK, as a Lender


                             By:  /s/ Thomas Engels
                                  --------------------------------------
                                  Name:  Thomas Engels
                                  Title: Senior Vice President

                             SOUTHTRUST BANK, NATIONAL
                             ASSOCIATION, as a Lender


                             By:  /s/ Andy Raine
                                  ----------------------------------
                                  Name:  Andy Raine
                                  Title: Vice President


                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEEBANK BA "RABOBANK
                             NEDERLAND", NEW YORK BRANCH, as a
                             Lender


                             By:  __________________________________
                                  Name:
                                  Title:


                             BANK OF AMERICA, N.A., as a Lender


                             By:  __________________________________
                                  Name:
                                  Title:


                             AMSOUTH BANK, as a Lender


                             By:  /s/ William R. Hoog
                                  ----------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President


                             HIBERNIA NATIONAL BANK, as a Lender


                             By:  __________________________________
                                  Name:
                                  Title:

                             FIFTH THIRD BANK, CENTRAL OHIO, as a
                             Lender


                             By:  /s/ David Perez
                                  ------------------------------------
                                  Name:  David Perez
                                  Title: Assistant Vice President

                             ACKNOWLEDGED AND AGREED BY:


                             BORROWER:


                             HEALTHPLAN SERVICES CORPORATION,
                             as Borrower


                             By:  /s/ Phillip S. Dingle
                                  -----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President and Chief Operating Officer


                             SUBSIDIARY GUARANTORS:


                             HEALTHPLAN SERVICES, INC.


                             By:  /s/ Phillip S. Dingle
                                  -----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President


                             NATIONAL PREFERRED PROVIDER
                             NETWORK, INC.


                             By:  /s/ Phillip S. Dingle
                                  -----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                             NATIONAL NETWORK SERVICES, INC.


                             By:  /s/ Phillip S. Dingle
                                  -----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer

                             QUALITY MEDICAL ADMINISTRATORS,
                             INC.


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                             AMERICAN BENEFIT PLAN
                             ADMINISTRATORS, INC.


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Executive Vice President and Secretary


                             CENTRA HEALTHPLAN LLC


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                             EMPLOYEE BENEFIT SERVICES, INC.


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                             GROUP BENEFIT ADMINISTRATORS
                             INSURANCE AGENCY, INC.


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Clerk

                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY, INC.


                              By:  /s/ Phillip S. Dingle
                                  --------------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Clerk


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY OF ILLINOIS, INC.


                              By:  /s/ Phillip S. Dingle
                                  --------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              MONTGOMERY MANAGEMENT
                              CORPORATION


                              By:  /s/ Phillip S. Dingle
                                  --------------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              PROHEALTH, INC.


                              By:  /s/ Phillip S. Dingle
                                  --------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              REH AGENCY OF MISSOURI, INC.


                              By:  /s/ Phillip S. Dingle
                                  --------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Secretary and Treasurer

                             SOUTHERN NEVADA ADMINISTRATORS, INC.


                             By:  /s/ Phillip S. Dingle
                                 -------------------------------------
                                  Name: Phillip S. Dingle
                                  Title: Secretary and Treasurer

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                           LIMITED WAIVER AND CONSENT

                          Dated as of October 19, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000 (the "Fourth Limited Waiver and Consent"), and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                  The Borrower has informed the Administrative Agent and Lenders that the Borrower, as parent, HPSI and Montgomery Management Corporation, a Pennsylvania corporation and a wholly owned subsidiary of HPSI (Montgomery Management Corporation, together with HPSI, "Seller") have proposed to enter into an Asset Purchase Agreement (as amended, restated or supplemented from time to time, the "Asset Purchase Agreement") with Trewitt Inc., a Delaware corporation ("Trewitt"), pursuant to which Seller will agree to sell to Trewitt a majority of the assets of Seller comprising its "Commercial Large Group Division" consisting of Seller's historical business units that were, or are currently, referred to as CENTRA HealthPlan LLC, Harrington Benefit Services, certain care management services currently provided by ProHealth, Inc. and certain data reporting services currently provided by Analytics Information Management but expressly excluding Montgomery Management Corporation (the "Subject Assets"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement and to the extent necessary to permit the Trewitt Asset Sale and consent to the release of the Liens created by the Security and Pledge Agreement on the Subject Assets pursuant to the terms thereof.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit Seller and the Borrower to consummate the Trewitt Asset Sale pursuant to the terms of the Asset Purchase Agreement; provided that (a) concurrently with the consummation of the Trewitt Asset Sale, the Borrower shall apply not less than seventy-five (75%) of the Net Asset Sale Proceeds received in respect of the Trewitt Asset Sale to prepay the Loans and/or reduce the Commitments pursuant to Section 2.3(b)(iii)(A) of the Credit Agreement which prepayment shall, notwithstanding anything in Section 2.3(b)(iv)(B) of the Credit Agreement to the contrary, be applied to reduce the scheduled payments of Term Loans as set forth on Schedule A attached hereto, (b) in connection with any such prepayment, the Borrower shall deliver the Officer's Certificate required pursuant to Section 2.3(b)(iii)(F) of the Credit Agreement and (c) concurrently with the consummation of the Trewitt Asset Sale the Borrower makes additional payments of the Revolving Loans (exclusive of the payments under clause (a) of this proviso) as may be necessary to comply with the provisions of Section 2.3(b)(iii)(G) of the Credit Agreement.

                  Required Lenders hereby authorize the Administrative Agent to, upon receipt of an Officers' Certificate from Seller by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the Subject Assets, at Seller's sole cost and expense and so long as Secured Party has no reason to believe that such Officers' Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes Subject Assets as may be reasonably requested by Seller in connection with the Trewitt Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable.

                  Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Trewitt Asset Sale has not been consummated on or before October 31, 2000.

                  Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Section 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Section 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the

Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and
(iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by Administrative Agent and Lenders of the form and substance of Asset Purchase Agreement, which form and substance shall in all respects be satisfactory to the Administrative Agent and Required Lenders (which satisfaction shall be evidenced by such Lenders executing a counterpart hereof) and (iii) receipt by the Administrative Agent of the final form of the Asset Purchase Agreement which shall be in the form approved by the Administrative Agent and Required Lenders with such changes thereto as may be acceptable to the Administrative Agent. For the avoidance of doubt, this Limited Waiver and Consent supercedes the Fourth Limited Waiver which ceased to be of any force or effect on October 13, 2000.

                  THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By:  /s/ Matthew Berk
                                   ----------------------------------
                                   Name:
                                   Title:


                              FIRST UNION NATIONAL BANK,
                              as Secured Party


                              By:  /s/ Matthew Berk
                                   ----------------------------------
                                   Name:
                                   Title:


                              CREDIT LYONNAIS, NEW YORK BRANCH,
                              as a Lender


                              By:  /s/ John-Charles Van Essche
                                   ----------------------------------
                                   Name: John-charles Van Essche
                                   Title: Vice President


                              SUNTRUST BANK, as a Lender


                              By:  /s/ Samuel M. Ballesteros
                                   ----------------------------------
                                   Name: Samuel M. Ballesteros
                                   Title: Director


                              FLEET NATIONAL BANK, as a Lender


                              By:  /s/ Thomas Engels
                                   ----------------------------------
                                   Name: Thomas Engels
                                   Title: Senior Vice President

                              SOUTHTRUST BANK, NATIONAL
                              ASSOCIATION, as a Lender


                              By:  __________________________________
                                   Name:
                                   Title:


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender


                              By:  __________________________________
                                   Name:
                                   Title:


                              BANK OF AMERICA, N.A., as a Lender


                              By:  /s/ Joseph M. Martens
                                   -----------------------------------
                                   Name: Joseph M. Martens
                                   Title: Senior Vice President


                              AMSOUTH BANK, as a Lender


                              By:  /s/ William R. Hoog
                                   -----------------------------------
                                   Name: William R. Hoog
                                   Title: Vice President


                              HIBERNIA NATIONAL BANK, as a Lender


                              By:  /s/ Tammy Angelery
                                   -----------------------------------
                                   Name:
                                   Title:

                              FIFTH THIRD BANK, CENTRAL OHIO, as a
                              Lender


                              By:  /s/ Mark Ransom
                                   -----------------------------------
                                   Name: Mark Ransom
                                   Title: Vice President

                              ACKNOWLEDGED AND AGREED BY:


                              BORROWER:


                              HEALTHPLAN SERVICES CORPORATION,
                              as Borrower


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: President & Chief Executive Officer


                              SUBSIDIARY GUARANTORS:


                              HEALTHPLAN SERVICES, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: President


                              NATIONAL PREFERRED PROVIDER
                              NETWORK, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              NATIONAL NETWORK SERVICES, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer

                              QUALITY MEDICAL ADMINISTRATORS,
                              INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              AMERICAN BENEFIT PLAN
                              ADMINISTRATORS, INC.


                              By:  /s/ Phillip S. Dingle
                                   ---------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Executive Vice President & Secretary


                              CENTRA HEALTHPLAN LLC


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              EMPLOYEE BENEFIT SERVICES, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              GROUP BENEFIT ADMINISTRATORS
                              INSURANCE AGENCY, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Clerk

                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Clerk


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY OF ILLINOIS, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              MONTGOMERY MANAGEMENT
                              CORPORATION


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              PROHEALTH, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              REH AGENCY OF MISSOURI, INC.


                              By:  /s/ Phillip S. Dingle
                                   ----------------------------------
                                   Name: Phillip S. Dingle
                                   Title: Secretary and Treasurer

                             SOUTHERN NEVADA ADMINISTRATORS,
                             INC.


                             By:  /s/ Phillip S. Dingle
                                  ----------------------------------
                                  Name: Phillip S. Dingle
                                  Title: Secretary and Treasurer

                                                                  EXHIBIT 10.12d

                                                                       EXECUTION

                                 LIMITED WAIVER

                          Dated as of December 8, 2000





HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Operating Officer


Ladies and Gentlemen:

                  Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                  The Borrower has requested that Required Lenders waive any Default or Event of Default which may have occurred or be continuing under
Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make the payments required by Section 2.3(b)(iii)(G) of the Credit Agreement to the extent the aggregate principal amount of outstanding Revolving Loans exceeds the Borrowing Base.

                  Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive any Default or Event of Default which may have occurred or be continuing under Section 11.1(b) of the Credit Agreement solely as a result of the Borrower's failure to make a mandatory prepayment of the Loans in an amount of up to $1,500,000 as required by Section 2.3(b)(iii)(G) of the Credit Agreement during the period commencing November 20, 2000 through the earlier of (i) the close of business March 15, 2001 and (ii) the date the Company consummates the sale of its Taft-Hartley business; provided that nothing in this Limited Waiver shall be construed to permit the Borrower at any time to borrow any amounts under the Credit Agreement in violation of Section 2.3(b)(iii)(G) or any other provisions of the Credit Agreement.

                  In order to induce the Required Lenders to enter into this Limited Waiver, the Borrower agrees as follows: (i) the Borrower shall furnish or cause to be furnished to the Administrative Agent and Lenders (a) as soon as practicable but in no event later than five Business Days following the end of each calendar week commencing with the calendar week ending December 31, 2000, a written report in the agreed upon format of actual cash flow of the Borrower and its Subsidiaries for such calendar week compared to the then current Budget or Adjusted Budget, as applicable and (b) as soon as practicable but in no event later than the fifteenth (15th) day and the last day of each calendar month commencing with the January 2001 calendar month a brief written report setting forth in reasonable detail the status of the proposed sales of the Taft-Harley business, the Small Group business and the Montgomery Management business and any proposed refinancing or raising of new capital; and (ii) the Borrower shall pay to the Administrative Agent for the benefit of Lenders a waiver fee ("Waiver Fee") in the amount of $211,476.12, which Waiver Fee shall be payable in cash on the earlier of (x) the Final Maturity Date and (y) the date on which the Loans have been repaid in full, the Revolving Loan Commitments terminated, all outstanding Letter of Credit replaced or cash collateralized and all other Obligations then due and owing paid in full. For the avoidance of doubt, this Limited Waiver shall be deemed a Loan Document and any failure by the Borrower to comply with any term, covenant or condition hereof shall constitute an immediate Event of Default.

                  Except as expressly provided in this Limited Waiver, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(b)(iii)(G) and 11.1(b) of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(b)(iii)(G) and 11.1(b) of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                  Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing and (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver.

                  The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

                  This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver shall become effective as of the date hereof upon: (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof; and (ii) receipt by the Administrative Agent of all fees and expenses of counsel and advisors to the Administrative Agent invoiced on or prior to the date hereof.

                  THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                             FIRST UNION NATIONAL BANK,
                             individually and as Administrative Agent


                             By:  /s/ Matthew Berk
                                  ----------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer


                             CREDIT LYONNAIS, NEW YORK BRANCH,
                             as a Lender


                             By:  /s/ John-Charles Van Essche
                                  ----------------------------------
                                  Name:  John-Charles Van Essche
                                  Title: Vice President


                             SUNTRUST BANK, as a Lender


                             By:  /s/ Samuel M. Ballesteros
                                  ----------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director


                             FLEET NATIONAL BANK, as a Lender


                             By:  /s/ Fred P. Lucy II
                                  ----------------------------------
                                  Name:  Fred P. Lucy II
                                  Title: Vice President


                             SOUTHTRUST BANK, NATIONAL
                             ASSOCIATION, as a Lender


                             By:  /s/ Andy Raine
                                  ----------------------------------
                                  Name:  Andy Raine
                                  Title: Vice President

                               COOPERATIEVE CENTRALE RAIFFEISEN-
                               BOERENLEEBANK BA "RABOBANK
                               NEDERLAND", NEW YORK BRANCH, as a
                               Lender


                               By:  __________________________________
                                    Name:
                                    Title:


                               BANK OF AMERICA, N.A., as a Lender


                               By:  __________________________________
                                    Name:
                                    Title:


                               AMSOUTH BANK, as a Lender


                               By:  /s/ William R. Hoog
                                    ----------------------------------
                                    Name:  William R. Hoog
                                    Title: Vice President


                               HIBERNIA NATIONAL BANK, as a Lender


                               By:  /s/ Tammy Angelety
                                    ----------------------------------
                                    Name:  Tammy Angelety
                                    Title: Vice President


                               FIFTH THIRD BANK, CENTRAL OHIO, as a
                               Lender


                               By:  /s/ Mark Ransom
                                    ----------------------------------
                                    Name:  Mark Ransom
                                    Title: Vice President

                               ACKNOWLEDGED AND AGREED BY:


                               BORROWER:


                               HEALTHPLAN SERVICES CORPORATION,
                               as Borrower


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President & Chief Executive Officer


                               SUBSIDIARY GUARANTORS:


                               HEALTHPLAN SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President


                               PLANVISTA SOLUTIONS, INC.


                               By:  /s/ Phillip S. Dingle
                                    -----------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               NATIONAL NETWORK SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                    -----------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer

                               QUALITY MEDICAL ADMINISTRATORS,
                               INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               AMERICAN BENEFIT PLAN
                               ADMINISTRATORS, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Executive Vice President and
                                           Secretary


                               CENTRA HEALTHPLAN LLC


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President


                               EMPLOYEE BENEFIT SERVICES, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President and Chief Executive
                                           Officer

                               GROUP BENEFIT ADMINISTRATORS
                               INSURANCE AGENCY, INC.


                               By:  /s/ Phillip S. Dingle
                                    --------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Clerk

                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY, INC.


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Clerk


                               HEALTHPLAN SERVICES INSURANCE
                               AGENCY OF ILLINOIS, INC.


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               MONTGOMERY MANAGEMENT
                               CORPORATION


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer


                               PROHEALTH, INC.


                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President and Chief Executive
                                           Officer

                               HPS OF MISSOURI, INC. (f/k/a REH
                               AGENCY OF MISSOURI, INC.)

                               By:  /s/ Phillip S. Dingle
                                    ------------------------------------
                                    Name:  Phillip S. Dingle
                                    Title: Secretary and Treasurer

                               SOUTHERN NEVADA ADMINISTRATORS,
                               INC.


                               By:  /s/ Phillip S. Dingle
                                    ----------------------------
                                    Name:  Phillip S. Dingle
                                    Title: President

                                                                  EXHIBIT 10.12d


                                                                       EXECUTION

                        HEALTHPLAN SERVICES CORPORATION

                FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT

          THIS FIRST AMENDMENT AND LIMITED WAIVER AND CONSENT to the Credit Agreement referred to below (this "Amendment"), is dated as of the 29th day of March, 2001, by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver dated as of December 8, 2000 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that the Borrower and HPSI have proposed to sell in one or more transactions the capital stock of HealthAxis.com and HealthAxis, Inc. (the "Subject Shares") which Subject Shares are evidenced by stock certificate HA3590 representing 1,267,786 shares of common stock of HealthAxis, Inc. and stock certificate no. P 1153 representing 100,000 shares of common stock of Provident American Corporation (n/k/a HealthAxis, Inc.) (the "Subject Stock Certificates");

          WHEREAS, pursuant to the Security and Pledge Agreement, HPSI granted to the Secured Party a security interest in all of its right, title and interest in and to, among other things, the Subject Shares and Subject Stock Certificates (collectively, the "HealthAxis Securities Collateral");

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that (i) for administrative reasons, the Borrower intends to cancel (a) all of the debt owing by HPSI to the Borrower pursuant to that certain Promissory Note dated January 20, 2000 made by HPSI in favor of the Borrower in the aggregate principal amount of $29,736,000 (as amended by the Allonge thereto dated June 8, 2000, the "HPSI Promissory Note") (the "HPSI Debt

Cancellation") and (b) $12,764,000 of the debt owing by American Benefit Plan Administrators, Inc. ("ABPA") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by ABPA in favor of HPSI in the aggregate principal amount of $16,245,000 (as amended by the Allonge thereto dated June 8, 2000, the "ABPA Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower (the "Partial ABPA Debt Cancellation") and (ii) the Borrower will treat the HPSI Debt Cancellation and the Partial ABPA Debt Cancellation as a capital contribution to HPSI equal to the aggregate amount of such cancelled debt and for which no additional capital stock will be issued to Borrower by HPSI;

          WHEREAS, pursuant to the Security and Pledge Agreement, the Borrower and HPSI granted to the Secured Party a security interest in all of its right, title and interest in and to, among other things, the HPSI Promissory Note and the ABPA Promissory Note, respectively;

          WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders to (i) waive the restrictions contained in Sections 8.2(a) and
10.6 of the Credit Agreement and, to the extent necessary to permit the sale of the Subject Shares (the "HealthAxis Asset Sale"), consent to the release of the Liens created by the Security and Pledge Agreement on the HealthAxis Securities Collateral pursuant to the terms thereof, (ii) consent to the delivery of the HPSI Promissory Note and ABPA Promissory Note for the purpose of the HPSI Debt Cancellation and the Partial ABPA Promissory Note Cancellation and (iii) waive any Default or Event of Default which may have occurred under Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make the payments required by Section 2.3(b)(iii)(G) of the Credit Agreement with respect to the Borrowing Base; and

          WHEREAS, the Administrative Agent and Required Lenders have agreed to make certain amendments and waive certain requirements of the Credit Agreement and consent to the release of liens created by the Security and Pledge Agreement on the HealthAxis Securities Collateral and the delivery of the HPSI Promissory Note and ABPA Promissory Note, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree pursuant to Section 13.12 of the Credit Agreement as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, the Administrative Agent and Required Lenders hereby agree as follows:

          A.   Amendments to Section 1.1.
               -------------------------
                    (1) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Maintenance Capital Expenditures," "Maintenance Carry Over Amount," "Special Project Capital Expenditures" and "Special Project Carry Over Amount" appearing therein in their entirety.

               (2) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions therein in alphabetical order:

          "'Carry Over Amount' shall have the meaning assigned thereto in
            -----------------
     Section 9.4.

          'First Amendment' means that certain First Amendment and Limited
           ---------------
     Waiver and Consent to the Second Amended and Restated Credit Agreement dated as of March 29, 2001 by and among Borrower, the Lenders and the Administrative Agent.

          'First Amendment Effective Date' means the First Amendment Effective
           ------------------------------
     Date as defined in the First Amendment.

          'Investment Banker Report' shall have the meaning assigned thereto in
           ------------------------
     Section 8.13.

          'PlanVista' means PlanVista Solutions, Inc., f/k/a National Preferred
           ---------
     Provider Network, Inc., a New York corporation, and its successors and assigns.

          'Ron Davi Letters of Credit' means (a) that certain Letter of Credit
           --------------------------
     No. SM409466 issued by First Union for the account of Ronald J. Davi in the current outstanding amount of $1,000,000 and (b) that certain Letter of Credit No. SM409467 issued by First Union for the account of Ronald J. Davi in the current outstanding amount of $1,000,000.

          'Small Group Alternate Plan' shall have the meaning assigned thereto
           --------------------------
     in Section 8.14.

          'TPA Business' means the Small Group business, the Taft-Hartley
           ------------
     business and the Montgomery Management business of the Borrower."

          B.   Amendments to Section 2.
               -----------------------

                    (1) Sections 2.1(b) and (c) of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "(b) Revolving Loans. Notwithstanding anything herein or in the Notes
               ---------------
     or any other Loan Document to the contrary, on the First Amendment Effective Date the Revolving Loan Commitments shall terminate and from and after such date any Revolving Loans repaid or prepaid may not be reborrowed. As of the First Amendment Effective Date, there are outstanding $14,935,827.41 in principal amount of Revolving Loans all of which shall be deemed to be outstanding Revolving Loans as of the First Amendment Effective Date. Each Lender severally agrees to maintain and continue as Revolving Loans hereunder its Pro Rata Share of $14,935,827.41 of the principal amount of Revolving Loans which are outstanding under this Agreement as of the First Amendment Effective Date and equals such Lender's Pro Rata Share of the Revolving Loans. The amount of each Lender's Revolving Loans is set forth opposite its name on Schedule 1.1(b) annexed
                                                       ---------------
     hereto and, as of the First Amendment Effective Date, the aggregate outstanding principal amount shall be $14,935,827.41.

          (c) L/C Loans.  From and after the First Amendment Effective Date,
              ---------
     subject to the provisions of Sections 2.2(a) and 3.5, each Lender severally agrees to lend to Borrower from time to time during the period from the First Amendment Effective Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate L/C Loan Commitments to be used for the purposes identified in Section 2.6(c). The original amount of each Lender's L/C Loan Commitment as of the First Amendment Effective Date is set forth opposite its name on Schedule
                                                                      --------
     1.1(b) annexed hereto and the aggregate original amount of the L/C Loan
     ------
     Commitments is $13,597,065.01; provided that the amount of the L/C Loan
                                    --------
     Commitments shall be automatically and permanently reduced by (i) the amount of any L/C Loan made pursuant to this Agreement, (ii) the amount of any permanent reduction in the amount available for drawing under any Letter of Credit (other than as a result of a draw to the extent reimbursed by the proceeds of an L/C Loan under clause (i)) and (iii) the stated amount of any Letter of Credit that is not renewed or extended upon the termination or expiry thereof. Each Lender's L/C Loan Commitment shall expire on the Final Maturity Date and all L/C Loans and all other amounts owed hereunder with respect to the L/C Loans and the L/C Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this
     Section 2.1(c) and subsequently repaid or prepaid may not be reborrowed."

               (2) Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a) Scheduled Payments of Term Loans. From and after the First
               --------------------------------
     Amendment Effective Date, (i) the Borrower shall make principal payments on the Terms Loans in installments on the dates and in the amounts set forth below:

             ------------------------------------------------------

                         Date                   Scheduled Repayment

             ------------------------------------------------------
               March 31, 2001                     $            0
             ------------------------------------------------------
               April 30, 2001                     $            0
             ------------------------------------------------------
               May 31, 2001                       $      750,000
             ------------------------------------------------------
               June 30, 2001                      $      750,000
             ------------------------------------------------------
               July 31, 2001                      $      750,000
             ------------------------------------------------------
               August 31, 2001                    $35,774,674.20
             ------------------------------------------------------

     and (ii) the Borrower shall make two additional principal payments (the 'Additional Payments'), (x) one in the amount of $1,500,000 on or before
     --------------------
     April 15, 2001 and (y) one in the amount of $4,453,013 on August 31, 2001; provided that the scheduled installments of principal of the Term Loans set
     --------
     forth in this Section 2.3(a) shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with
     Section 2.3(b)(iv); and provided, further that the Term Loans and all other
                             --------  -------
     amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Final Maturity Date, and the final installment payable by the Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Term Loans."

               (3) Section 2.3(b)(iii)(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(C) Prepayments and Reductions Due to Issuance of Equity or Debt
               ------------------------------------------------------------
     Securities. On the date of receipt of the Net Securities Proceeds from the
     ----------
     issuance of any equity or Debt Securities of the Borrower after the First Amendment Effective Date, the Borrower shall prepay the Loans as provided in Section 2.3(b)(iv)(B)."

               (4) Section 2.3(b)(iii) of the Credit Agreement is hereby amended by inserting a new paragraph (I) at the end thereof as follows:

          "(I) Prepayments from Tax Refunds. In the event that there shall be a
               ----------------------------
     tax refund for the Fiscal Year 2000, the Borrower shall, no later than the date of receipt by the Borrower or its Subsidiaries of any such tax refund prepay the Loans as provided in Section 2.3(b)(iv)(B).

               (5) Section 2.3(b)(iv)(B) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof as follows:

          "Notwithstanding anything herein to the contrary, from and after the First Amendment Effective Date, unless an Event of Default has occurred and is continuing, any amount required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.3(b)(iii)(C) shall be applied first, to
                                                                      -----
     prepay the Term Loans to the full extent thereof, second, to the extent of
                                                       ------
     any remaining portion of such amount, to prepay the L/C Loans to the full extent thereof, third, to the extent of any remaining portion of such
                     -----
     amount, to prepay the Revolving Loans to the full extent thereof, and fourth, to the extent of any remaining portion of such amount, to cash
     ------
     collateralize any outstanding Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to Section 3.5 and the terms of the Security and Pledge Agreement. Any amount required to be applied as a mandatory prepayment of the Loans pursuant to Section 2.3(b)(iii)(I) shall be applied first, to cash collateralize the
                                     -----
     outstanding Ron Davi Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to Section 3.5 and the terms of the Security and Pledge Agreement, second, to the extent of
                                                     ------
     any remaining portion of such amount, to prepay the Term Loans to the full extent thereof, third, to the extent of any remaining portion of such
                     -----
     amount, to prepay the L/C Loans to the full extent thereof, fourth, to the
                                                                 ------
     extent of any remaining portion of such amount, to prepay the Revolving Loans to the full extent thereof by the amount of such prepayment, and fifth, to the extent of any remaining portion of such amount, to cash
     -----
     collateralize any outstanding Letters of Credit, such cash collateral to be deposited in the Collateral Account and applied pursuant to Section 3.5 and the terms of the Security and Pledge Agreement. Any mandatory prepayments of Term Loans pursuant to Sections 2.3(b)(iii)(C) or (I) shall be applied to reduce the scheduled installments of principal of the Term Loans as follows: first, to the extent not previously prepaid, to the Additional
               -----
     Payments in forward order of maturity; and second, on a pro
                                                ------
     rata basis (in accordance with the respective outstanding principal amounts thereof) to each remaining scheduled installment of principal of the Term Loans (other than the final such installment) that is unpaid at the time of such payment."

          C.   Amendments to Section 7.
               -----------------------
                    (1) Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(c) As soon as practicable and in any event (i) within ninety (90) days after the end of each Fiscal Year other than Fiscal Year 2000 and (ii) with respect to Fiscal Year 2000, no later than May 31, 2001, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the close of such Fiscal Year, together with Consolidated and consolidating statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and the corresponding figures for the Adjusted Budget for such Fiscal Year and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and in the case of all such Consolidated financial statements, audited by and accompanied by a report thereon by an independent certified public accounting firm acceptable to the Administrative Agent that is not qualified with respect to scope limitations imposed by the Borrower or with respect to accounting principles followed by the Borrower not in accordance with GAAP."

               (2) Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 7.7  Accounts; Monthly Aging.  As soon as practicable and in
                        ------------------------
     any event within twenty (20) days after the end of each calendar month ending after the First Amendment Effective Date,

          (a) with respect to Borrower and its Subsidiaries, an aging of Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion; and

          (b) with respect to PlanVista, an aging of Accounts of the top ten
     (10) customers of PlanVista, by customer name, aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days and 121 days or more, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion."

               (3) Section 7 of the Credit Agreement is further amended by renumbering Section 7.11 as new Section 7.13 and inserting new Sections
     7.11 and 7.12 immediately preceding such new Section 7.13 as follows:

          "SECTION 7.11  PlanVista.  As soon as practicable and in any event
                         ---------
     within twenty (20) days after the end of each calendar month ending after the First Amendment Effective Date, a report for such month setting forth in reasonable detail a summary of all new, amended or modified contracts at PlanVista. The summary shall include, without limitation, the length of contract, the nature of the services to be provided, the projected revenues and the anticipated date at which the first revenues are to be received, in form acceptable to the Administrative Agent."

          SECTION 7.12  Proposed Refinancings, Raising of New Capital.
                        ---------------------------------------------

          (a) Weekly Reports.  By the close of business on Friday of each
              --------------
     calendar week ending after the First Amendment Effective Date, a brief written report for such week setting forth in reasonable detail the status of any proposed refinancing of the Credit Facilities or issuance of any equity or debt Securities of the Borrower.

          (b) Monthly Investment Banker Report.  Promptly upon receipt thereof,
              --------------------------------
     a copy of the Investment Banker Report."

          D.  Amendment to Section 8. Section 8 of the Credit Agreement is
              ----------------------
hereby amended by renumbering Section 8.13 as new Section 8.15 and inserting new Sections 8.13 and 8.14 immediately preceding such new Section 8.15 as follows:

          "SECTION 8.13  Investment Banker.  The Borrower shall by have retained
                         -----------------
     as soon as practicable and in any event no later than April 30, 2001, the services of an investment banker in connection with the proposed issuance of equity or debt Securities of the Borrower. The Borrower agrees that a condition of engagement of such investment banker shall be the agreement of such investment banker (i) to submit to the Borrower as soon as practicable and in any event within five (5) days after the end of each calendar month commencing with the calendar month ending April 30, 2001, a written report setting forth in reasonable detail the status of all efforts to issue new equity or debt Securities of the Borrower, including, without limitation, the names of all parties contacted and the terms of any proposals submitted to the Borrower or such investment banker (the `Investment Banker Report'),
                                                     ------------------------
     (ii) that such report is to be shared with the Administrative Agent and Lenders and (iii) that the Administrative Agent shall have the right to require the investment banker to provide verbal reports to the Administrative Agent and the Borrower from time to time.

          SECTION 8.14  Sale of TPA Business, Alternative Plan for Small Group
                        ------------------------------------------------------
     Business.  In the event the TPA Business has not been sold or otherwise
     --------
     disposed of on or before May 30, 2001, the Borrower shall prepare and submit for approval by the Administrative Agent and Lenders on or before June 6, 2001 a detailed plan for the alternate disposition of the Small Group business (the "Small Group Alternate Plan"). The Small Group
                          --------------------------
     Alternate Plan shall at a minimum provide detailed cash flows for the transition period and a detailed strategy for the divestment of the Small Group business which shall commence on or before June 15, 2001."

          E.   Amendments to Section 9.
               -----------------------
                    (1) Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 9.4  Capital Expenditures.  Make or incur any Capital
                        --------------------
     Expenditures in any Fiscal Quarter commencing with the second Fiscal Quarter of the Fiscal Year 2001 in an aggregate amount in excess of $200,000; provided that to the extent that Capital Expenditures permitted
               --------
     for any such Fiscal Quarter exceed actual Capital Expenditures for such Fiscal Quarter, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Quarter (the `Carry Over Amount') in addition
                                                 -----------------
     to the amount otherwise permitted; provided, however, that the Carry Over
                                        --------  -------
     Amount may only be carried forward for two (2) consecutive Fiscal Quarters and not beyond and all amounts used for Capital Expenditures in any Fiscal Quarter shall be deemed to count first against any Carry Over Amount and then against any remaining amount permitted for any such Fiscal Quarter; provided further, however, that in no event shall the amount of Capital
     -------- -------  -------
     Expenditures for any twelve (12) month period exceed $2,400,000."

               (2) Section 9 is further amended by deleting Section 9.5 appearing therein in its entirety.

          F.  Amendment to Section 11.1. Section 11.1 is hereby amended by
              -------------------------
inserting a new paragraph (n) at the end thereof as follows:

          "(n)  Draws Under Certain Letters of Credit.   The issuance of (i) a
                -------------------------------------
     demand for payment by The New England Life Insurance Co. upon the Borrower that results in a draw request under that certain Letter of Credit No. S165884 issued by First Union for the account of The New England Life Insurance Co. in the current outstanding amount of $6,000,000 (unless such draw is consistent with the terms of a Small Group Alternate Plan that has been approved by the Administrative Agent and Lenders), (ii) a demand for payment by Cal Group Insurance Services under the promissory note dated May 27, 1993 that results in a draw request under that certain Letter of Credit No. S046823 issued by First Union for the account of Cal Group Insurance Services in the current outstanding amount of $983,440 or (iii) a demand for payment under an indemnity bond issued by United Pacific Insurance Company that results in a draw request under that certain Letter of Credit No. S046450 issued by First Union for the account of United Pacific Insurance Company in the current outstanding amount of $4,613,625."

          G.  Amendment to Schedule 1.1(b) (Lenders and Commitments). Schedule
              ------------------------------------------------------
1.1(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth Exhibit A attached hereto.

                                  SECTION 2.
        LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT; CONDITIONS
                                 TO AMENDMENT

          A.  HealthAxis Asset Sale. On the basis of the representations and
              ---------------------
warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit the Borrower and HPSI to consummate the HealthAxis Asset Sale pursuant to the instructions of the Administrative Agent; provided that (a) concurrently with the consummation of any transaction
--------
comprising the Health Axis Asset Sale, the Borrower shall apply one hundred percent (100%) of the Net Asset Sale Proceeds received in respect of the HealthAxis Asset Sale to prepay the Loans and/or reduce the Commitments pursuant to Section 2.3(b)(iii)(A) of the Credit Agreement which prepayment shall, notwithstanding anything in Section 2.3(b)(iv)(B) of the Credit Agreement to the contrary, be applied first, to the Additional Payment due April 15, 2001 to the
                     -----
extent then unpaid and second, to the extent of any remaining portion thereof,
                       ------
to the Term Loans in inverse order of maturity. The Required Lenders hereby consent to the release of the security interest of the Secured Party in and Liens on the Collateral which constitutes the HealthAxis Securities Collateral in connection with the HealthAxis Asset Sale.

          B.  Delivery of the HPSI Promissory Note and ABPA Promissory Note. On
              -------------------------------------------------------------
the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Required Lenders hereby consent to the delivery of the HPSI Promissory Note and the ABPA Promissory Note by the Secured Party to the Borrower solely for the purpose of the HPSI Debt Cancellation and Partial ABPA Debt Cancellation; provided, that
                                                               --------
(i) the Partial HPSI Debt Cancellation shall not exceed an amount equal to $12,764,000 and (ii) concurrently with the HPSI Debt Cancellation and Partial ABPA Debt Cancellation the Borrower shall deliver to the Administrative Agent
(a) a new promissory note made by ABPA in favor of the Borrower (duly endorsed, where appropriate, in a manner satisfactory to the Administrative Agent) reflecting the reduced debt under the ABPA Promissory Note and (b) duly executed originals of an Officer's Certificate dated as of the date of the HPSI Debt Cancellation and Partial ABPA Debt Cancellation (the "Debt Cancellation Date"), in form and substance satisfactory to the Administrative Agent, certifying that the representations and warranties of the Credit Parties contained in Section 6.1(t) are true, correct and complete in all material respects as of the Debt Cancellation Date and attached thereto is a true, correct and complete copy of
Schedule 6.1(t) to the Credit Agreement as of the Debt Cancellation Date.

          C.  Compliance with Borrowing Base. On the basis of the
              ------------------------------
representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive any Default or Event of Default which may have occurred or be continuing under Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make a mandatory prepayment as required by
Section 2.3(b)(iii)(G) of the Credit Agreement.

          D.  Conditions to Amendment. In order to induce the Administrative
              -----------------------
Agent and Lenders to enter into this Amendment, the Borrower agrees as follows:
(i) the Borrower shall furnish or cause to be furnished to the Administrative Agent and Lenders as soon as practicable and in any event within thirty (30) days of the First Amendment Effective Date an Adjusted Budget that takes into account, among other things, the sale or liquidation of the TPA Business; and
(ii) the Borrower shall pay to the Administrative Agent for the ratable benefit of Lenders an amendment fee ("Amendment Fee") equal to $150,000 which Amendment Fee shall be payable in cash on the earlier of (a) payment and satisfaction in full of all the Obligations and termination of the Credit Agreement, (b) acceleration of the Obligations, (c) June 30, 2001 and (d) issuance of equity or debt Securities of the Borrower.

                                  SECTION 3.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment, the Credit Agreement, the Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section 13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(b)(iii)(G), 8.2(a), 10.6 and 11.1(b) of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed to:

          (a) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(b)(iii)(G), 8.2(a), 10.6 or 11.1(b) of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document;

          (b) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents;

          (c) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

          (d) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 4.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.   Authorization; Binding Obligations. Each Credit Party has all
               ----------------------------------
requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the First Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.   Incorporation of Representations. Each representation and
               --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.   Absence of Defaults. No event has occurred and is continuing or
               -------------------
would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

          D.   Financial Projections. All financial projections concerning the
               ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.   Performance. The Borrower has performed in all material respects
               -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 5.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represent and warrant that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 6.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

          (a) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

          (b) a certificate on behalf of PlanVista, in form and substance satisfactory to the Administrative Agent, and certified as accurate in all material respects by a Responsible Officer, that attached thereto is: (i) an updated pro forma balance sheet of PlanVista setting forth on a pro forma basis
        --- -----                                               --- -----
the financial condition of PlanVista as of the date the TPA Business is divested; (ii) updated statements of profits and losses and income of PlanVista, all in reasonable detail and (iii) a report of rolling 12-month cash flows of PlanVista on a monthly and a weekly basis for the Fiscal Year 2000, including, without limitation, tail costs from divestiture of the TPA Business, all in reasonable detail;

          (c) an agreement from XXXXX, in form and substance satisfactory to the Administrative Agent, supporting the pending sale of the TPA Business; and

          (d) such other documents as the Administrative Agent may reasonably request.

                                  SECTION 7.
                                 MISCELLANEOUS

          A.   Effect of Amendment. Except as specifically provided herein, this
               -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

          B.   Fees and Expenses. The Borrower acknowledges that all costs, fees
               -----------------
and expenses as described in Section 13.2 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, shall be for the account of the Borrower.

[XXXXX] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

          C.   Headings. Section and subsection headings in this Amendment are
               --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law. THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS
               --------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                                                  EXHIBIT 10.12d

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Administrative Agent

                                   By: /s/ Matthew Berk
                                      ---------------------------------------
                                      Name: Matthew Berk
                                      Title: Authorized Officer

                                   CREDIT LYONNAIS, NEW YORK BRANCH,
                                   as a Lender

                                   By: /s/ John Charles Van Essche
                                      ---------------------------------------
                                      Name: John Charles Van Essche
                                      Title: Vice President

                                   SUNTRUST BANK, as a Lender


                                   By: /s/ Samuel M. Ballesteros
                                      ---------------------------------------
                                      Name: Samuel M. Ballesteros
                                      Title: Director

                                   FLEET NATIONAL BANK, as a Lender

                                   By: /s/ Fred P. Lucy, II
                                      ---------------------------------------
                                      Name: Fred P. Lucy, II
                                      Title: Vice President

                                   SOUTHTRUST BANK, as a Lender

                                   By: /s/ B.E. Dishman
                                      ---------------------------------------
                                      Name: B.E. Dishman
                                      Title: Group Vice President

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEEBANK BA "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH, as a
                                   Lender


                                   By: /s/ James S. Cunningham /s/ John McMahan
                                      ------------------------------------------
                                      Name: James S. Cunningham   John McMahan
                                      Title: Managing Director    Vice President
                                             Chief Risk Officer


                                   BANK OF AMERICA, N.A., as a Lender

                                   By:   /s/ Joseph M. Martens
                                      ---------------------------------------
                                      Name: Joseph M. Martens
                                      Title: Senior Vice President

                                   AMSOUTH BANK, as a Lender

                                   By: /s/ William R. Hoog
                                      ---------------------------------------
                                      Name: William R. Hoog
                                      Title: Vice president

                                   HIBERNIA NATIONAL BANK, as a Lender

                                   By: /s/ Tammy Angelety
                                      ---------------------------------------
                                      Name: Tammy Angelety
                                      Title: Vice President

                                   FIFTH THIRD BANK, CENTRAL OHIO, as a
                                   Lender

                                   By: /s/ Mark Ransom
                                      ---------------------------------------
                                      Name: Mark Ransom
                                      Title: Vice President

                                   BORROWER:

                                   HEALTHPLAN SERVICES CORPORATION,
                                   as Borrower

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President & Chief Executive Officer

                                   OTHER CREDIT PARTIES:

                                   HEALTHPLAN SERVICES, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President

                                   PLANVISTA SOLUTIONS, INC. (f/k/a
                                   NATIONAL PREFERRED PROVIDER
                                   NETWORK, INC.)


                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   NATIONAL NETWORK SERVICES, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   QUALITY MEDICAL ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Executive Vice President &
                                             Secretary

                                   HPS OF DELAWARE LLC (f/k/a CENTRA
                                   HEALTHPLAN LLC)

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President

                                   HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                   BENEFIT SERVICES, INC.)


                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President

                                   GROUP BENEFIT ADMINISTRATORS
                                   INSURANCE AGENCY, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Clerk

                                   HEALTHPLAN SERVICES INSURANCE
                                   AGENCY, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Clerk

                                   HEALTHPLAN SERVICES INSURANCE
                                   AGENCY OF ILLINOIS, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   MONTGOMERY MANAGEMENT CORPORATION

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   PROHEALTH, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President

                                   HPS OF MISSOURI, INC. (f/k/a REH
                                   AGENCY OF MISSOURI, INC.)

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: Secretary and Treasurer

                                   SOUTHERN NEVADA ADMINISTRATORS, INC.

                                   By: /s/ Phillip S. Dingle
                                      ---------------------------------------
                                      Name: Phillip S. Dingle
                                      Title: President

EXHIBIT A Schedule 1.1(b): Lenders and Commitments


[AS REQUIRED BY APPLICABLE LAW, THE COMPANY WILL FURNISH SUPPLEMENTALLY ANY OMITTED EXHIBIT OR SCHEDULE UPON REQUEST]